UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09721

PIMCO Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer, Principal Financial & Accounting Officer

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Your Global Investment Authority

PIMCO Managed Accounts Trust

Annual Report

October 31, 2014

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

Letter from the Chairman of the Board & President

Dear Shareholder:

As previously announced, on September 26, 2014, prior to the close of the reporting period, William “Bill” Gross, PIMCO’s former chief investment officer (“CIO”) and co-founder, resigned from the firm. PIMCO’s managing directors elected Daniel Ivascyn to serve as group chief investment officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. As announced by PIMCO on November 3, 2014, Marc Seidner returned to the firm effective November 12, 2014, in a new role as CIO Non-Traditional Strategies and head of portfolio management in PIMCO’s New York office. Under this leadership structure, Andrew and Mihir have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Andrew oversees portfolio management and trade floor activities in Europe and Asia-Pacific, and Mihir oversees portfolio management and trade floor activities in the U.S. There have not been any changes to the portfolio management of the series of PIMCO Managed Accounts Trust (formerly, AllianzGI Managed Accounts Trust).

Douglas Hodge, PIMCO’s chief executive officer, and Jay Jacobs, PIMCO’s president, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established earlier in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period, PIMCO developed into a global asset manager, expanding beyond core fixed income, now encompassing over 2,400 employees across 13 offices, including more than 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

For the 12-month reporting period ended October 31, 2014:

After several years of positive growth, severe winter weather in parts of the country appeared to be a headwind for the U.S. economy in early 2014. Looking back, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 3.5% annual pace during the fourth quarter of 2013. According to the U.S. Commerce Department, GDP then contracted at an annual pace

2	PIMCO MANAGED ACCOUNTS TRUST

of 2.1% during the first quarter of 2014. However, this was a temporary setback, as GDP expanded at a 4.6% annual pace during the second quarter of 2014. This represented the strongest growth rate since the fourth quarter of 2011. According to the Commerce Department’s estimate released on November 25, 2014, GDP expanded at an annual pace of 3.9% during the third quarter of 2014.

The Federal Reserve (the “Fed”) began tapering its monthly asset purchase program in January 2014. At each of its next seven meetings, the Fed announced that it would further taper its asset purchases. Following its meeting in October 2014, the Fed announced that it had concluded its asset purchases. However, the Fed again indicated that it would not raise interest rates in the near future, saying in October that “… it likely will be appropriate to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time following the end of its asset purchase program this month, especially if projected inflation continues to run below the Committee’s 2 percent longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

Outlook

PIMCO’s 2015 forecast in the U.S. is for a continuation of the economic recovery. With the ongoing assistance of easy monetary policy, combined with healthy private financial sector balance sheets, we believe the U.S. economy is poised to grow between 2.5% and 3.0% in the coming calendar year. We expect to see corporate capital expenditures accelerate on the back of rising pricing power and expected returns on newly invested capital. We expect very gradually rising wages and product prices, which will allow the Fed to maintain its accommodative monetary policy for 2015. Potential wildcards for the economy in both the U.S. and abroad are geopolitical issues in Ukraine, the Middle East and elsewhere.

On the following pages of this PIMCO Managed Accounts Trust Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected performance of the series of PIMCO Managed Accounts Trust over the 12-month reporting period ended October 31, 2014.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. We also invite you to visit our website at pimco.com/FISH to learn more about our views and global thought leadership.

ANNUAL REPORT	OCTOBER 31, 2014	3

Letter from the Chairman of the Board & President (Cont.)

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board of Trustees	President; Principal Executive Officer

4	PIMCO MANAGED ACCOUNTS TRUST

Important Information About the Portfolios

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Portfolio Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Portfolio. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The use of derivatives may subject the Portfolios to greater volatility than investments in traditional securities. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Portfolio could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Portfolio. For example, a small investment in a derivative instrument may have a significant impact on a Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Portfolio’s net asset value. A Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying a derivative instrument. A Portfolio may invest a significant portion of its assets in these types of instruments. If it does, a Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own.

A Portfolio’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Portfolio’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Risks associated with investing in foreign securities may be increased

ANNUAL REPORT	OCTOBER 31, 2014	5

Important Information About the Portfolios (Cont.)

when invests in emerging markets. For example, if a Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the emerging market issuer.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Portfolio holds mortgage-related securities, it may experience additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Portfolio to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolios because the Portfolios may have to reinvest that money at the lower prevailing interest rates. A Portfolio’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Portfolio will lose money. The Portfolios may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Portfolio’s ability to trade, and the availability of prices from independent pricing services or dealer

6	PIMCO MANAGED ACCOUNTS TRUST

quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Portfolios could be material.

Certain Portfolios may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Portfolio’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited).

The Portfolios may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: California state-specific risk, credit risk, currency risk, focused-investment risk, foreign (non-U.S.) investment risk, interest rate risk, issuer-non-diversification risk, issuer risk, leveraging risk, liquidity risk, management risk, market risk, municipal project-specific risk, municipal securities risk, New York state-specific risk, and turnover risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

Foreign securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Portfolio Summary page in this Shareholder Report the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. A Portfolio’s total annual operating expense ratios on each individual Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at NAV and assume the investment of $1,000,000 at the end of the month that a Portfolio commenced operations. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

The following table discloses the commencement of operations of each Portfolio:

Portfolio Name	Commencement of Operations
Fixed Income SHares: Series C	03/17/00
Fixed Income SHares: Series M	03/17/00
Fixed Income SHares: Series R	04/15/04
Fixed Income SHares: Series TE	06/26/12
Fixed Income SHares: Series LD	12/23/13

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

ANNUAL REPORT	OCTOBER 31, 2014	7

Important Information About the Portfolios (Cont.)

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios at (844) 33-PIMCO (844-337-4626), and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Portfolios at (844) 33-PIMCO (844-337-4626). Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

8	PIMCO MANAGED ACCOUNTS TRUST

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ANNUAL REPORT	OCTOBER 31, 2014	9

Fixed Income SHares - Series C	FXICX

Cumulative Returns Through October 31, 2014

Allocation Breakdown†

Corporate Bonds & Notes	63.0%
Sovereign Issues	22.9%
Short-Term Instruments	10.4%
Mortgage-Backed Securities	1.4%
Municipal Bonds & Notes	1.2%
Other	1.1%

†	% of Investments, at value as of 10/31/14

Average Annual Total Return for the period ended October 31, 2014
	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares - Series C	4.72%	8.95%	10.94%	11.26%
Barclays U.S. Credit Intermediate Index	3.69%	5.14%	4.87%	6.01%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.053%.

10	PIMCO MANAGED ACCOUNTS TRUST

Portfolio Insights

»	An underweight to U.S. duration was negative for performance as the 10-year Treasury yield declined 22 basis points during the reporting period.

»

U.S. yield curve positioning was also a negative for returns. Specifically, a focus on the one- to-seven-year portion of the yield curve detracted from results as their rates rose. In addition, a short position in the long end of the curve was not rewarded as 30-year Treasury rates moved 57 basis points lower during the reporting period.

»

An overall underweight to investment grade corporate bonds detracted from performance as the sector outperformed like-duration Treasuries during the reporting period, as measured by the Barclays Capital U.S. Corporate Investment Grade Index.

»	An allocation to Brazilian local debt was negative for performance.

»	An exposure to high yield corporate bonds contributed to performance as the sector outperformed like-duration Treasuries, as measured by the Barclays U.S. Corporate High Yield Index.

»

Within taxable municipals, an overweight to Build America Bonds (BABs) contributed to returns. BABs, as measured by the Barclays Taxable Municipal-Build America Bonds Index, returned 13.86% over the reporting period and outperformed both like-duration Treasuries and the general taxable municipal market.

»	In addition, currency positioning was positive for performance. In particular, short exposures to the euro and yen were beneficial as those currencies weakened against the U.S. dollar.

ANNUAL REPORT	OCTOBER 31, 2014	11

Fixed Income SHares - Series LD	FXIDX

Cumulative Returns Through October 31, 2014

Allocation Breakdown†

Corporate Bonds & Notes	68.1%
Mortgage-Backed Securities	14.6%
Asset-Backed Securities	7.8%
Short-Term Instruments	4.9%
Sovereign Issues	2.4%
Other	2.2%

†	% of Investments, at value as of 10/31/14

Average Annual Total Return for the period ended October 31, 2014
Commencement of Operations (12/23/13)
Fixed Income SHares - Series LD	4.08%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.72%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.072%.

12	PIMCO MANAGED ACCOUNTS TRUST

Portfolio Insights

»	An overweight to U.S. duration contributed to performance as yields fell over much of the yield curve during the period since the Portfolio’s inception.

»	An allocation to non-agency mortgage-backed securities was positive for performance. These securities continued to rise in price given strong investor demand amid the improving housing market.

»	Currency positioning benefited performance, specifically shorts to the euro and yen, as both currencies depreciated against the U.S. dollar.

»	In addition, an allocation to U.S. corporate bonds was rewarded given their solid performance during the reporting period.

»	There were no notable detractors from relative performance during the reporting period.

ANNUAL REPORT	OCTOBER 31, 2014	13

Fixed Income SHares - Series M	FXIMX

Cumulative Returns Through October 31, 2014

Allocation Breakdown†

Corporate Bonds & Notes	36.2%
U.S. Government Agencies	20.9%
Mortgage-Backed Securities	12.5%
Municipal Bonds & Notes	12.5%
Short-Term Instruments	9.3%
Asset-Backed Securities	6.5%
Other	2.1%

†	% of Investments, at value as of 10/31/14

Average Annual Total Return for the period ended October 31, 2014
	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares - Series M	4.78%	7.42%	6.50%	8.18%
Barclays U.S. MBS Fixed-Rate Index	4.11%	3.58%	4.75%	5.57%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.053%.

14	PIMCO MANAGED ACCOUNTS TRUST

Portfolio Insights

»	An overweight to U.S. duration was positive for performance as the 10-year Treasury yield declined 22 basis points during the reporting period.

»	Non-U.S. interest rate exposure, overall, was positive for performance. In particular, the Portfolio’s Canadian exposure contributed to returns as Canadian rates declined during the reporting period.

»	Exposures to both high yield and investment grade corporate bonds were beneficial for results as the U.S. corporate sector posted strong returns.

»	An allocation to non-agency mortgage-backed securities was positive for performance. These securities continued to rise in price given strong investor demand amid the improving housing market.

»

A focus on the three- to five-year portion of the yield curve detracted from performance. Rates for that portion of the yield curve rose modestly during the reporting period and underperformed the long end of the yield curve as 30-year Treasury rates moved 57 basis points lower during the reporting period.

»	A small short to Japanese interest rates modestly detracted from performance as Japanese rates fell.

»	Currency positioning was negative for performance, driven by a long position in the euro, as it weakened against the U.S. dollar.

ANNUAL REPORT	OCTOBER 31, 2014	15

Fixed Income SHares - Series R	FXIRX

Cumulative Returns Through October 31, 2014

Allocation Breakdown†

U.S. Treasury Obligations	64.2%
Sovereign Issues	15.7%
Short-Term Instruments	7.0%
Corporate Bonds & Notes	5.3%
U.S. Government Agencies	3.0%
Other	4.8%

†	% of Investments, at value as of 10/31/14

Average Annual Total Return for the period ended October 31, 2014
	1 Year	5 Year	10 Year	Commencement of Operations (04/15/04)
Fixed Income SHares - Series R	3.82%	8.17%	7.41%	7.65%
Barclays U.S. TIPS Index	1.90%	4.40%	4.62%	4.87%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.097%.

16	PIMCO MANAGED ACCOUNTS TRUST

Portfolio Insights

»

An average overweight to the 12- to 15-year portion of the real yield curve was positive for performance. Yields in that portion of the curve fell, and it outperformed shorter-term maturities during the reporting period.

»	Exposure to nominal and real duration in Australia was positive for performance as Australian rates declined.

»	An allocation to U.S. corporate bonds contributed to results as they performed well during the reporting period.

»	Exposures to commercial mortgage-backed securities and non-agency mortgage-backed securities were beneficial given their solid returns.

»	In addition, currency positioning was positive for performance. In particular, short exposures to the euro and yen were beneficial as those currencies weakened against the U.S. dollar.

»

An allocation to U.S. nominal rates was negative for performance. In particular, the Portfolio’s exposure to the short-to-intermediate portion of the curve detracted from results as rates in that portion of the curve rose. In contrast, 30-year Treasury rates moved 57 basis points lower during the reporting period.

»	An allocation to nominal rates in Brazil was negative for performance as rates rose in the short-to-intermediate portion of Brazil’s yield curve.

ANNUAL REPORT	OCTOBER 31, 2014	17

Fixed Income SHares - Series TE	FXIEX

Cumulative Returns Through October 31, 2014

Allocation Breakdown†

Municipal Bonds & Notes	92.3%
Short-Term Instruments	7.7%

†	% of Investments, at value as of 10/31/14

Average Annual Total Return for the period ended October 31, 2014
	1 Year	Commencement of Operations (06/26/12)
Fixed Income SHares - Series TE	5.27%	1.78%
Barclays 1-Year Municipal Bond Index	0.72%	0.72%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares or the deduction of any fees charged to investors at the “wrap account” level. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.052%.

18	PIMCO MANAGED ACCOUNTS TRUST

Portfolio Insights

»	An overweight to duration contributed to performance as municipal yields moved lower across the curve during the reporting period.

»	An overweight to revenue-backed bonds contributed to results as they outperformed the broader municipal market.

»	An overweight to the industrial revenue sector was beneficial for returns as that sector outperformed the general municipal market and credit spreads compressed during the reporting period.

»

Elsewhere, an overweight to the hospital sector contributed to performance as the sector, as measured by the Barclays Municipal Bond: Hospital Index, gained 11% over the 12 months ended October 31, 2014.

»	A short exposure to 30-year nominal Treasuries was negative for performance, as 30-year Treasury rates moved 57 basis points lower during the reporting period.

»	An underweight to the housing revenue sector detracted from performance as that sector outperformed the general municipal market.

ANNUAL REPORT	OCTOBER 31, 2014	19

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from April 1, 2014 to September 30, 2014 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (05/01/14)	Ending Account Value (10/31/14)	Expenses Paid During Period *	Beginning Account Value (05/01/14)	Ending Account Value (10/31/14)	Expenses Paid During Period *	Net Annualized Expense Ratio
Series C	$1,000.00	$1,026.00	$0.03	$1,000.00	$1,025.45	$0.03	0.006%
Series LD	1,000.00	1,020.10	0.72	1,000.00	1,024.77	0.72	0.140
Series M	1,000.00	1,026.80	0.32	1,000.00	1,025.16	0.32	0.062
Series R	1,000.00	1,020.70	0.36	1,000.00	1,025.12	0.36	0.070
Series TE	1,000.00	1,019.60	0.00	1,000.00	1,025.48	0.00	0.000

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

20	PIMCO MANAGED ACCOUNTS TRUST

Benchmark Descriptions

Index	Description

Barclays U.S. Credit Intermediate Index	The Barclays U.S. Credit Intermediate Index is an unmanaged index of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes with intermediate maturities ranging from 1 to 10 years. Securities must also meet specific liquidity and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed-Rate Index	Barclays U.S. MBS Fixed-Rate Index is an unmanaged index of mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index	The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Barclays 1 Year Municipal Bond Index	Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. It is not possible to invest directly in an index.

ANNUAL REPORT	OCTOBER 31, 2014	21

Financial Highlights PIMCO Fixed Income SHares

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Series C
10/31/2014	$13.11	$0.51	$0.05	$0.56	$(0.55)	$(0.83)
10/31/2013	13.75	0.60	(0.24)	0.36	(0.90)	(0.10)
10/31/2012	12.71	0.65	1.06	1.71	(0.67)	0.00
10/31/2011	14.05	0.78	(0.46)	0.32	(1.25)	(0.41)
10/31/2010	13.83	0.75	1.93	2.68	(1.67)	(0.79)

Series LD
12/23/2013 - 10/31/2014	$10.00	$0.19	$0.22	$0.41	$(0.21)	$0.00

Series M
10/31/2014	$10.86	$0.43	$0.07	$0.50	$(0.40)	$(0.18)
10/31/2013	11.22	0.34	(0.23)	0.11	(0.47)	0.00
10/31/2012	10.51	0.41	0.84	1.25	(0.54)	0.00
10/31/2011	10.94	0.48	(0.29)	0.19	(0.49)	(0.13)
10/31/2010	9.90	0.47	1.25	1.72	(0.68)	0.00

Series R
10/31/2014	$10.52	$0.37	$0.01	$0.38	$(0.18)	$(0.25)
10/31/2013	11.93	0.19	(0.69)	(0.50)	(0.23)	(0.68)
10/31/2012	11.97	0.31	1.10	1.41	(0.40)	(1.05)
10/31/2011	12.13	0.40	0.85	1.25	(0.43)	(0.98)
10/31/2010	10.83	0.33	1.54	1.87	(0.52)	(0.05)

Series TE
10/31/2014	$9.64	$0.26	$0.24	$0.50	$(0.24)	$0.00
10/31/2013	9.99	0.22	(0.35)	(0.13)	(0.22)	0.00
06/26/2012 - 10/31/2012	10.00	0.05	(0.01)	0.04	(0.05)	0.00

*	Annualized
†	Less than 0.005%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges.
(c)

Reflects the fact that no fees or expenses are incurred. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Series and the Investment Manager. Participants in these programs pay a “wrap” fee to the sponsor of the program.

22	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return (b)	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets (c)		Ratio of Expenses to Average Net Assets Excluding Interest Expense (c)	Ratio of Expenses Net Investment Income to Average Net Assets (c)	Portfolio Turnover Rate

$(1.38)	$12.29	4.72%	$2,353,773	0.01%		0.00%	4.11%	82%
(1.00)	13.11	2.72	3,261,050	0.00	†	0.00 †	4.65	149
(0.67)	13.75	13.79	4,018,843	0.00	†	0.00	4.87	83
(1.66)	12.71	2.75	3,680,966	0.00	†	0.00	5.72	178
(2.46)	14.05	22.40	3,345,203	0.00	†	0.00	5.70	164

$(0.21)	$10.20	4.08%	$9,070	0.10	%*	0.00%	2.15%*	8,278%

$(0.58)	$10.78	4.78%	$2,332,201	0.04%		0.00%	4.01%	587%
(0.47)	10.86	0.97	2,996,930	0.00	†	0.00 †	3.25	448
(0.54)	11.22	12.23	3,988,009	0.00	†	0.00	3.78	516
(0.62)	10.51	1.95	3,643,832	0.00	†	0.00	4.57	514
(0.68)	10.94	18.22	3,351,404	0.01		0.00	4.67	482

$(0.43)	$10.47	3.82%	$215,671	0.07%		0.00%	3.55%	88%
(0.91)	10.52	(4.78)	350,159	0.04		0.00 †	2.06	69
(1.45)	11.93	13.26	602,719	0.02		0.00	2.67	264
(1.41)	11.97	12.23	492,949	0.00	†	0.00	3.62	805
(0.57)	12.13	17.94	403,376	0.00	†	0.00	2.90	495

$(0.24)	$9.90	5.27%	$95,841	0.00%		0.00%	2.67%	8%
(0.22)	9.64	(1.40)	65,594	0.00	†	0.00	2.19	18
(0.05)	9.99	0.43	9,450	0.00	*	0.00	1.71 *	30

ANNUAL REPORT	OCTOBER 31, 2014	23

Statements of Assets and Liabilities PIMCO Fixed Income SHares

(Amounts in thousands, except per share amounts)	Series C	Series LD
Assets:
Investments, at value
Investments in securities*	$2,654,142	$13,186
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,259	15
Over the counter	57,956	41
Cash	0	262
Deposits with counterparty	1,941	45
Foreign currency, at value	2,703	14
Receivable for investments sold	54,800	152
Receivable for Portfolio shares sold	303	0
Interest receivable	34,291	99
Other assets	57	0
	2,807,452	13,814

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$223,775	$4,401
Payable for sale-buyback transactions	162,347	0
Payable for short sales	0	152
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,532	11
Over the counter	23,495	37
Payable for investments purchased	222	115
Deposits from counterparty	18,145	0
Payable for Portfolio shares redeemed	13,699	0
Dividends payable	10,451	28
Overdraft due to custodian	13	0
	453,679	4,744

Net Assets	$2,353,773	$9,070

Net Assets Consist of:
Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$192	$1
Paid in capital	2,242,555	8,922
Undistributed (overdistributed) net investment income	(28,707)	7
Accumulated undistributed net realized gain (loss)	108,815	94
Net unrealized appreciation (depreciation)	30,918	46
	$2,353,773	$9,070

Shares Issued and Outstanding	191,507	889

Net Asset Value, Offering Price and Redemption Price Per Share	$12.29	$10.20

Cost of Investments in Securities	$2,609,187	$13,141

Cost of Foreign Currency Held	$2,706	$15

Proceeds Received on Short Sales	$0	$152

Cost or Premiums of Financial Derivative Instruments, net	$547	$(9)

* Includes repurchase agreements of:	$40,894	$0

24	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M	Series R	Series TE

$3,327,262	$344,456	$95,385

0	194	112
8,766	4,434	0
368	1	717
1,079	1,609	126
1,326	1,019	0
1,336,802	12,096	0
311	66	0
28,276	1,662	1,246
105	11	0
4,704,295	365,548	97,586

$380,038	$11,349	$0
0	131,382	0
55,425	0	0

50	248	0
11,134	6,041	0
1,896,212	0	1,537
6,365	628	0
13,633	149	0
9,237	80	208
0	0	0
2,372,094	149,877	1,745

$2,332,201	$215,671	$95,841

$216	$21	$10
2,203,307	236,316	95,240
5,074	6,379	66
54,483	(19,913)	(957)
69,121	(7,132)	1,482
$2,332,201	$215,671	$95,841

216,276	20,598	9,677

$10.78	$10.47	$9.90

$3,253,128	$350,830	$92,375

$1,342	$1,026	$0

$55,425	$0	$0

$(1,114)	$(1,039)	$0

$110,775	$153	$1,300

ANNUAL REPORT	OCTOBER 31, 2014	25

Statements of Operations PIMCO Fixed Income SHares

Year Ended October 31, 2014
(Amounts in thousands)	Series C	Series LD (1)

Investment Income:
Interest	$123,361	$148
Miscellaneous income	1	0
Total Income	123,362	148

Expenses:
Interest expense	338	6
Total Expenses	338	6

Net Investment Income	123,024	142

Net Realized Gain (Loss):
Investments in securities	43,667	57
Exchange-traded or centrally cleared financial derivative instruments	4,159	(2)
Over the counter financial derivative instruments	63,502	63
Foreign currency	(1,272)	6
Net Realized Gain (Loss)	110,056	124

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(104,774)	45
Exchange-traded or centrally cleared financial derivative instruments	(34,936)	(12)
Over the counter financial derivative instruments	38,617	13
Foreign currency assets and liabilities	1,308	0
Net Change in Unrealized Appreciation (Depreciation)	(99,785)	46
Net Gain (Loss)	10,271	170

Net Increase in Net Assets Resulting from Operations	$133,295	$312

(1)	Period from December 23, 2013 to October 31, 2014.

26	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M	Series R	Series TE

$117,346	$9,450	$2,301
0	0	0
117,346	9,450	2,301

1,146	177	0
1,146	177	0

116,200	9,273	2,301

99,840	(1,618)	38
(76,151)	(858)	(1,029)
36,055	8,106	0
(414)	(339)	0
59,330	5,291	(991)

(44,986)	(2,127)	4,702
15,078	(5,595)	(1,528)
(9,893)	1,816	0
(420)	(63)	0
(40,221)	(5,969)	3,174
19,109	(678)	2,183

$135,309	$8,595	$4,484

ANNUAL REPORT	OCTOBER 31, 2014	27

Statements of Changes in Net Assets PIMCO Fixed Income SHares

	Series C		Series LD
(Amounts in thousands)	Year Ended October 31, 2014	Year Ended October 31, 2013	Period from December 23, 2013 to October 31, 2014
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$123,024	$171,735	$142
Net realized gain (loss)	110,056	247,852	124
Net change in unrealized appreciation (depreciation)	(99,785)	(318,537)	46
Net increase (decrease) resulting from operations	133,295	101,050	312

Distributions to Shareholders:
From net investment income	(132,768)	(252,692)	(166)
From net realized capital gains	(205,508)	(28,713)	0

Total Distributions	(338,276)	(281,405)	(166)

Portfolio Share Transactions:
Receipts for shares sold	829,579	1,005,090	11,062
Cost of shares redeemed	(1,531,875)	(1,582,527)	(2,138)
Net increase (decrease) resulting from Portfolio share transactions	(702,296)	(577,437)	8,924

Total Increase (Decrease) in Net Assets	(907,277)	(757,792)	9,070

Net Assets:
Beginning of year	3,261,050	4,018,842	0
End of year*	$2,353,773	$3,261,050	$9,070

* Including undistributed (overdistributed) net investment income of:	$(28,707)	$10,569	$7

Shares of Beneficial Interest:
Shares Sold	66,880	75,595	1,099
Shares Redeemed	(124,067)	(119,237)	(210)
Net increase (decrease) in shares outstanding	(57,187)	(43,642)	889

28	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M		Series R		Series TE
Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013	Year Ended October 31, 2014	Year Ended October 31, 2013

$116,200	$116,509	$9,273	$10,726	$2,301	$903
59,330	129,622	5,291	2,649	(991)	(91)
(40,221)	(209,795)	(5,969)	(42,389)	3,174	(1,734)
135,309	36,336	8,595	(29,014)	4,484	(922)

(105,630)	(153,920)	(4,386)	(10,835)	(2,105)	(903)
(50,578)	0	(7,339)	(34,897)	0	0

(156,208)	(153,920)	(11,725)	(45,732)	(2,105)	(903)

781,102	954,104	40,368	183,493	44,664	70,209
(1,424,932)	(1,827,599)	(171,726)	(361,307)	(16,796)	(12,240)

(643,830)	(873,495)	(131,358)	(177,814)	27,868	57,969

(664,729)	(991,079)	(134,488)	(252,560)	30,247	56,144

2,996,930	3,988,009	350,159	602,719	65,594	9,450
$2,332,201	$2,996,930	$215,671	$350,159	$95,841	$65,594

$5,074	$(1,252)	$6,379	$(1,154)	$66	$0

72,731	86,882	3,921	16,265	4,601	7,126
(132,447)	(166,387)	(16,606)	(33,505)	(1,729)	(1,268)
(59,716)	(79,505)	(12,685)	(17,240)	2,872	5,858

ANNUAL REPORT	OCTOBER 31, 2014	29

Statement of Cash Flows PIMCO Fixed Income SHares

Year Ended October 31, 2014 (Amounts in thousands)	Series LD (1)	Series M	Series R
Cash flows provided by (used for) operating activities:

Net increase in net assets resulting from operations	$312	$135,309	$8,595

Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term securities	(799,308)	(26,661,906)	(342,970)
Proceeds from sales of long-term securities	755,478	27,563,569	528,429
(Purchases) Proceeds from sales of short-term portfolio investments, net	30,650	(278,050)	(24,599)
(Increase) decrease in deposits with counterparty	(45)	41,342	457
(Increase) decrease in receivable for investments sold	(152)	(1,101,452)	1,489
(Increase) decrease in interest receivable	(99)	(6,217)	413
(Increase) in exchange-traded or centrally cleared derivatives	(18)	(57,849)	(6,244)
Decrease in over the counter derivatives	72	10,311	7,876
Increase (decrease) in payable for investments purchased	115	722,000	(9,814)
Increase in deposits from counterparty	0	20	534
Proceeds from short sales transactions, net	152	55,425	0
Proceeds from (Payments on) currency transactions	6	(834)	(402)
Net Realized (Gain) Loss
Investments in securities	(57)	(97,702)	(1,623)
Exchange-traded or centrally cleared financial derivative instruments	2	76,151	858
Over the counter financial derivative instruments	(63)	(36,055)	(8,106)
Foreign currency	(6)	414	339
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(45)	42,848	5,368
Exchange-traded or centrally cleared financial derivative instruments	12	(15,078)	5,595
Over the counter financial derivative instruments	(13)	9,893	(1,816)
Foreign currency assets and liabilities	0	420	63
Net amortization (accretion) on investments	96	9,862	1,653
Net cash provided by (used for) operating activities	(12,911)	412,421	166,095

Cash flows received from (used for) financing activities:
Proceeds from shares sold	11,062	785,775	40,850
Payments on shares redeemed	(2,138)	(1,414,410)	(171,733)
(Decrease) in overdraft due to custodian	0	(39)	0
Cash dividend paid	(138)	(156,086)	(12,160)
Proceeds from reverse repurchase agreements	35,585	18,872,751	39,826
Payments on reverse repurchase agreements	(31,184)	(18,492,713)	(123,377)
Proceeds from sale-buyback transactions	2,590	6,457,930	2,545,286
Payments on sale-buyback transactions	(2,590)	(6,457,930)	(2,482,815)
Proceeds from deposits from counterparty	0	145,661	5,370
Payments on deposits from counterparty	0	(153,400)	(6,720)
Net cash received from (used for) financing activities	13,187	(412,461)	(165,473)
Net Increase (Decrease) in Cash and Foreign Currency	276	(40)	622

Cash and Foreign Currency:
Beginning of year	0	1,734	398
End of year	$276	$1,694	$1,020

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$5	$1,045	$130

(1)	Period from December 23, 2013 to October 31, 2014.

30	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series C

October 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.8%

CORPORATE BONDS & NOTES 71.0%

BANKING & FINANCE 36.3%
Ally Financial, Inc.
4.625% due 06/26/2015		$800	$818
6.250% due 12/01/2017		300	328
7.500% due 09/15/2020		11,566	13,792
8.000% due 03/15/2020		2,136	2,574
8.300% due 02/12/2015		200	204
American International Group, Inc.
4.875% due 06/01/2022		3,000	3,350
5.850% due 01/16/2018		30,300	34,172
6.765% due 11/15/2017	GBP	1,456	2,649
Banco do Brasil S.A.
4.500% due 01/22/2015 (e)		$25,200	25,389
4.500% due 01/20/2016	EUR	8,700	11,311
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$4,250	4,388
4.500% due 04/06/2015		4,500	4,566
4.625% due 02/13/2017		11,375	11,901
Bank of America Corp.
4.000% due 04/01/2024		500	517
4.100% due 07/24/2023		5,600	5,850
6.400% due 08/28/2017		14,750	16,628
6.875% due 04/25/2018		66,155	76,586
Banque PSA Finance S.A.
3.875% due 01/14/2015	EUR	700	883
Barclays Bank PLC
7.625% due 11/21/2022		$1,200	1,309
7.750% due 04/10/2023		2,400	2,634
BBVA Banco Continental S.A.
3.250% due 04/08/2018		3,000	3,067
Bear Stearns Cos. LLC
7.250% due 02/01/2018		17,265	20,085
Blackstone CQP Holdco LP
9.296% due 03/18/2019		10,109	10,151
BPCE S.A.
4.500% due 03/15/2025		27,400	26,657
BPE Financiaciones S.A.
2.875% due 05/19/2016	EUR	1,000	1,279
CIT Group, Inc.
3.875% due 02/19/2019		$900	908
4.250% due 08/15/2017		1,000	1,030
Citigroup, Inc.
6.000% due 08/15/2017		6,718	7,501
6.125% due 11/21/2017		13,500	15,193
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
8.375% due 07/26/2016 (c)		25,653	27,577
8.400% due 06/29/2017 (c)		4,240	4,675

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Agricole S.A.
8.125% due 09/19/2033		$200	$227
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		10,155	10,704
Ford Motor Credit Co. LLC
5.875% due 08/02/2021		600	694
8.000% due 12/15/2016		7,900	8,963
8.125% due 01/15/2020		22,700	28,400
General Motors Financial Co., Inc.
3.000% due 09/25/2017		17,000	17,361
4.250% due 05/15/2023		21,570	22,271
GMAC International Finance BV
7.500% due 04/21/2015	EUR	8,700	11,198
Goldman Sachs Group, Inc.
4.000% due 03/03/2024		$16,700	17,078
6.150% due 04/01/2018		15,200	17,184
HBOS PLC
6.750% due 05/21/2018		25,300	28,459
HSBC Holdings PLC
6.375% due 09/17/2024 (c)		1,200	1,225
Hypo Alpe-Adria-Bank International AG
2.750% due 08/12/2015	CHF	200	193
4.250% due 10/31/2016	EUR	600	635
4.375% due 01/24/2017		600	631
ICICI Bank Ltd.
4.750% due 11/25/2016		$5,900	6,204
5.000% due 01/15/2016		2,500	2,595
5.500% due 03/25/2015		700	712
International Lease Finance Corp.
5.875% due 04/01/2019		1,400	1,514
6.750% due 09/01/2016		4,000	4,260
7.125% due 09/01/2018		3,000	3,405
JPMorgan Chase & Co.
6.000% due 01/15/2018		14,800	16,690
6.125% due 04/30/2024 (c)		4,200	4,210
Korea Development Bank
3.875% due 05/04/2017		7,500	7,921
4.000% due 09/09/2016		3,950	4,148
Korea Exchange Bank
4.875% due 01/14/2016		900	938
LBG Capital PLC
7.375% due 03/12/2020	EUR	2,825	3,816
9.000% due 12/15/2019	GBP	2,331	3,962
15.000% due 12/21/2019	EUR	4,380	8,115
15.000% due 12/21/2019	GBP	1,100	2,464
Lloyds Bank PLC
9.875% due 12/16/2021		$177	204
11.875% due 12/16/2021	EUR	1,448	2,212
12.000% due 12/16/2024 (c)		$29,300	42,705
13.000% due 12/19/2021	AUD	200	206

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	31

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lloyds Banking Group PLC
7.500% due 06/27/2024 (c)		$3,604	$3,757
MetLife Capital Trust
7.875% due 12/15/2067		600	769
Morgan Stanley
5.375% due 10/15/2015		2,800	2,924
5.500% due 07/28/2021		9,500	10,844
5.750% due 01/25/2021		100	115
5.950% due 12/28/2017		900	1,012
6.625% due 04/01/2018		3,700	4,240
Navient Corp.
5.500% due 01/15/2019		1,500	1,559
6.250% due 01/25/2016 (e)		36,000	37,530
7.250% due 01/25/2022 (e)		17,700	19,824
8.000% due 03/25/2020		1,100	1,265
8.450% due 06/15/2018 (e)		20,455	23,452
Preferred Term Securities Ltd.
0.785% due 03/24/2034		366	296
Qatari Diar Finance Co.
5.000% due 07/21/2020		1,500	1,695
QNB Finance Ltd.
3.125% due 11/16/2015		500	512
Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 (c)		5,000	5,906
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.100% due 07/25/2018		9,700	9,385
6.299% due 05/15/2017		6,080	6,126
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		14,000	14,105
5.400% due 03/24/2017		11,000	11,188
Springleaf Finance Corp.
5.400% due 12/01/2015		100	104
6.900% due 12/15/2017		14,000	15,295
State Bank of India
4.500% due 07/27/2015		1,000	1,024
Temasek Financial Ltd.
2.375% due 01/23/2023		3,000	2,913
UBS AG
4.750% due 02/12/2026	EUR	400	530
7.250% due 02/22/2022		$200	217
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	10,400	17,470
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		$6,400	6,440
5.450% due 11/22/2017		2,700	2,710
Wells Fargo & Co.
3.450% due 02/13/2023		4,700	4,690
7.980% due 03/15/2018 (c)		19,217	21,118
Weyerhaeuser Co.
7.375% due 10/01/2019		5,000	6,061

			854,552

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 21.5%
Alliance Data Systems Corp.
5.250% due 12/01/2017	$12,750	$13,196
America Movil S.A.B. de C.V.
5.000% due 03/30/2020 (e)	42,800	47,395
6.125% due 03/30/2040	5,530	6,669
Amgen, Inc.
5.700% due 02/01/2019	1,700	1,926
Anglo American Capital PLC
4.125% due 09/27/2022	12,800	12,769
Axiata SPV Labuan Ltd.
5.375% due 04/28/2020	1,000	1,106
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017	2,800	2,513
Canadian Oil Sands Ltd.
7.750% due 05/15/2019	10,400	12,529
CSC Holdings LLC
7.625% due 07/15/2018	7,850	8,920
7.875% due 02/15/2018	810	918
8.625% due 02/15/2019	7,500	8,831
CSN Islands Corp.
6.875% due 09/21/2019	100	106
Delta Air Lines Pass-Through Trust
4.950% due 11/23/2020	363	386
6.200% due 01/02/2020	332	369
Deutsche Telekom International Finance BV
6.750% due 08/20/2018	3,400	3,983
DISH DBS Corp.
5.000% due 03/15/2023	14,842	14,823
5.875% due 07/15/2022	300	319
7.125% due 02/01/2016	4,200	4,478
Ecopetrol S.A.
5.875% due 09/18/2023 (e)	14,650	16,371
7.625% due 07/23/2019 (e)	32,270	38,643
Encana Corp.
5.900% due 12/01/2017	2,000	2,246
Energy Transfer Partners LP
6.125% due 02/15/2017	2,100	2,308
9.700% due 03/15/2019	300	385
Georgia-Pacific LLC
5.400% due 11/01/2020	9,300	10,639
Gerdau Trade, Inc.
5.750% due 01/30/2021	800	854
Glencore Finance Canada Ltd.
5.800% due 11/15/2016	7,400	8,009
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	5,000	4,475
GTL Trade Finance, Inc.
5.893% due 04/29/2024	13,189	13,717
HCA, Inc.
7.250% due 09/15/2020	3,200	3,400

32	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hospira, Inc.
6.050% due 03/30/2017		$1,700	$1,857
Hutchison Whampoa International Ltd.
5.750% due 09/11/2019		100	115
7.625% due 04/09/2019		1,000	1,219
Kern River Funding Corp.
4.893% due 04/30/2018		645	700
Kinder Morgan Energy Partners LP
3.950% due 09/01/2022		1,000	999
6.000% due 02/01/2017		5,800	6,354
Kinder Morgan, Inc.
7.000% due 06/15/2017		1,789	1,999
7.250% due 06/01/2018		13,900	15,916
NBCUniversal Media LLC
4.375% due 04/01/2021		15,600	17,156
Northwest Airlines Pass-Through Trust
7.041% due 10/01/2023		1,152	1,348
7.150% due 04/01/2021		26,691	29,960
Northwest Pipeline LLC
7.000% due 06/15/2016		1,700	1,866
Numericable Group S.A.
5.375% due 05/15/2022	EUR	700	913
Petrobras International Finance Co. S.A.
5.375% due 01/27/2021		$28,200	29,014
5.875% due 03/01/2018		300	323
7.875% due 03/15/2019		17,500	20,155
Petrofac Ltd.
3.400% due 10/10/2018		1,200	1,237
Petroleos de Venezuela S.A.
5.250% due 04/12/2017		31,290	20,902
5.500% due 04/12/2037		12,300	5,781
8.500% due 11/02/2017		18,600	14,134
Phosagro OAO Via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018		4,300	4,160
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		1,800	1,894
Reynolds American, Inc.
7.750% due 06/01/2018		6,030	7,152
Rockies Express Pipeline LLC
5.625% due 04/15/2020		100	105
Russian Railways Via RZD Capital PLC
5.739% due 04/03/2017		11,300	11,696
SCF Capital Ltd.
5.375% due 10/27/2017		1,100	1,051
Severstal OAO Via Steel Capital S.A.
4.450% due 03/19/2018		12,000	11,671
6.700% due 10/25/2017		500	519
Sibur Securities Ltd.
3.914% due 01/31/2018		4,400	4,109
Tate & Lyle International Finance PLC
6.625% due 06/15/2016		1,100	1,197

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tennessee Gas Pipeline Co. LLC
7.500% due 04/01/2017	$1,950	$2,217
TransCanada PipeLines Ltd.
3.800% due 10/01/2020	1,100	1,155
Tullow Oil PLC
6.000% due 11/01/2020	3,900	3,666
Tyco Electronics Group S.A.
6.550% due 10/01/2017	5,000	5,697
UAL Pass-Through Trust
9.750% due 07/15/2018	1,403	1,557
10.400% due 05/01/2018	1,594	1,761
UAL Pass-Through Trust AB
10.125% due 03/22/2015 ^	35	20
USG Corp.
9.750% due 01/15/2018	2,407	2,786
Vale Overseas Ltd.
4.375% due 01/11/2022	2,590	2,644
8.250% due 01/17/2034	1,000	1,273
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
9.125% due 04/30/2018	3,000	3,266
Volkswagen International Finance NV
4.000% due 08/12/2020	9,100	9,822
Wal-Mart Stores, Inc.
3.300% due 04/22/2024	12,500	12,790

		506,439

UTILITIES 13.2%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	22,500	25,115
Electricite de France S.A.
6.500% due 01/26/2019	14,200	16,629
FirstEnergy Corp.
2.750% due 03/15/2018	2,000	2,022
Gazprom OAO Via Gaz Capital S.A.
6.212% due 11/22/2016	6,500	6,784
6.510% due 03/07/2022	1,300	1,363
8.146% due 04/11/2018	15,300	16,978
9.250% due 04/23/2019	23,650	27,439
Intergas Finance BV
6.375% due 05/14/2017	3,700	3,954
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016	9,200	9,631
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015	300	306
Majapahit Holding BV
7.250% due 06/28/2017	1,000	1,115
Nevada Power Co.
6.500% due 05/15/2018	3,000	3,491

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	33

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NGPL PipeCo LLC
7.119% due 12/15/2017		$20,600	$20,754
NiSource Finance Corp.
6.400% due 03/15/2018		900	1,030
Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016		1,000	1,018
NRG Energy, Inc.
7.625% due 01/15/2018		6,100	6,862
Petrobras Global Finance BV
6.250% due 03/17/2024		1,000	1,062
Petroleos Mexicanos
5.500% due 01/21/2021		18,700	20,767
5.750% due 12/15/2015		500	521
8.000% due 05/03/2019		7,500	9,149
Public Service Co. of Oklahoma
6.150% due 08/01/2016		2,900	3,153
Qtel International Finance Ltd.
3.375% due 10/14/2016		3,000	3,113
5.000% due 10/19/2025		11,800	12,877
Qwest Corp.
6.500% due 06/01/2017		1,250	1,387
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		2,168	2,352
5.832% due 09/30/2016		948	1,000
6.750% due 09/30/2019		3,000	3,574
Rosneft Finance S.A.
6.625% due 03/20/2017		10,100	10,436
7.500% due 07/18/2016		21,650	22,597
7.875% due 03/13/2018		3,700	3,973
Rosneft Oil Co. Via Rosneft International Finance Ltd.
3.149% due 03/06/2017		4,500	4,331
Sprint Communications, Inc.
7.000% due 08/15/2020		1,000	1,065
TECO Finance, Inc.
6.572% due 11/01/2017		983	1,123
Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	128,300	10,102
Verizon Communications, Inc.
2.625% due 02/21/2020		$31,307	31,178
4.500% due 09/15/2020		19,700	21,405
8.750% due 11/01/2018		715	893
W3A Funding Corp.
8.090% due 01/02/2017		41	41

			310,590

Total Corporate Bonds & Notes (Cost $1,599,015)			1,671,581

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.3%

ARIZONA 0.1%
University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	$2,000	$2,295

CALIFORNIA 0.9%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	600	826
California State General Obligation Bonds, (BABs), Series 2009
7.550% due 04/01/2039	3,150	4,734
California State General Obligation Bonds, (BABs), Series 2010
6.650% due 03/01/2022	1,500	1,857
California State General Obligation Notes, Series 2009
6.200% due 10/01/2019	400	473
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	6,900	9,013
Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	3,000	3,610
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	300	344

		20,857

NEW YORK 0.1%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
4.325% due 11/01/2021	400	443
4.525% due 11/01/2022	800	892
5.932% due 11/01/2036	200	226
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	1,600	1,867

		3,428

OHIO 0.2%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
5.939% due 02/15/2047	3,600	4,448
7.834% due 02/15/2041	200	292

		4,740

Total Municipal Bonds & Notes (Cost $25,019)		31,320

34	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.1%
Fannie Mae
1.917% due 08/25/2018		$1	$2
2.575% due 02/01/2018		2	3
4.095% due 04/01/2017		2	2
4.500% due 08/01/2039 - 11/01/2041		598	650
Freddie Mac
1.875% due 12/01/2018		5	5
6.500% due 01/01/2038 - 10/01/2038		151	171
Ginnie Mae
1.625% due 01/20/2022		8	8

Total U.S. Government Agencies (Cost $803)			841

U.S. TREASURY OBLIGATIONS 0.5%
U.S. Treasury Notes
1.500% due 02/28/2019 (g)		12,030	12,044

Total U.S. Treasury Obligations (Cost $12,056)			12,044

MORTGAGE-BACKED SECURITIES 1.6%
Banc of America Commercial Mortgage Trust
5.889% due 07/10/2044		4,259	4,521
Banc of America Funding Trust
2.829% due 01/20/2047 ^		125	97
BCAP LLC Trust
0.322% due 09/26/2035		708	699
Bear Stearns Adjustable Rate Mortgage Trust
2.483% due 05/25/2034		60	56
2.488% due 10/25/2033		75	76
2.528% due 03/25/2035		170	172
Bear Stearns ALT-A Trust
2.538% due 02/25/2036 ^		1,034	711
Bear Stearns Commercial Mortgage Securities Trust
5.540% due 09/11/2041		1,526	1,619
Citigroup Mortgage Loan Trust, Inc.
2.200% due 09/25/2035		354	353
2.280% due 09/25/2035		322	322
Cordusio RMBS SRL
0.222% due 06/30/2035	EUR	154	191
Countrywide Alternative Loan Trust
0.352% due 05/25/2036		$204	167
Countrywide Home Loan Mortgage Pass-Through Trust
0.472% due 03/25/2035		231	178
2.624% due 08/25/2034		47	42
Credit Suisse First Boston Mortgage Securities Corp.
2.248% due 07/25/2033		12	12

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Downey Savings & Loan Association Mortgage Loan Trust
0.417% due 08/19/2045	$1,669	$1,507
2.527% due 07/19/2044	974	974
Greenpoint Mortgage Funding Trust
0.382% due 06/25/2045	2,922	2,517
Greenpoint Mortgage Pass-Through Certificates
2.795% due 10/25/2033	10	10
GSR Mortgage Loan Trust
1.871% due 03/25/2033	56	55
2.655% due 09/25/2035	1,242	1,255
2.660% due 09/25/2035	539	542
HarborView Mortgage Loan Trust
0.347% due 01/19/2038	238	203
0.497% due 06/20/2035	397	382
2.483% due 05/19/2033	134	135
HomeBanc Mortgage Trust
0.412% due 01/25/2036	2,396	2,076
5.279% due 04/25/2037 ^	269	218
JPMorgan Mortgage Trust
1.990% due 11/25/2033	74	74
2.594% due 07/25/2035	966	984
2.640% due 02/25/2035	69	68
5.296% due 07/25/2035	683	687
Ocwen Residential MBS Corp.
7.000% due 10/25/2040 ^	125	0
RBSSP Resecuritization Trust
0.432% due 05/26/2037	504	497
0.652% due 09/26/2034	4,713	4,365
0.652% due 03/26/2036	3,454	3,377
0.652% due 04/26/2037	3,868	3,617
Residential Accredit Loans, Inc. Trust
0.362% due 04/25/2046	1,282	664
Structured Adjustable Rate Mortgage Loan Trust
2.490% due 02/25/2034	106	107
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.250% due 09/25/2034	556	563
WaMu Mortgage Pass-Through Certificates Trust
0.462% due 01/25/2045	166	156
0.522% due 11/25/2034	1,758	1,683
1.114% due 02/25/2046	998	947
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 03/25/2036	534	514

Total Mortgage-Backed Securities (Cost $35,924)		37,393

ASSET-BACKED SECURITIES 0.8%
Ameriquest Mortgage Securities Trust
0.542% due 03/25/2036	100	85

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	35

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Asset-Backed Securities Trust
0.352% due 12/25/2036		$1,681	$1,576
0.565% due 12/25/2035		1,000	958
1.152% due 10/25/2037		465	436
BNC Mortgage Loan Trust
0.252% due 05/25/2037		1,082	1,036
Conseco Financial Corp.
6.220% due 03/01/2030		188	201
6.530% due 02/01/2031		3,268	3,283
First Franklin Mortgage Loan Trust
0.642% due 09/25/2035		1,500	1,433
First NLC Trust
0.857% due 12/25/2035		1,161	1,102
Home Equity Asset Trust
1.352% due 10/25/2033		814	781
Keystone Owner Trust
9.000% due 01/25/2029		3	1
Merrill Lynch Mortgage Investors Trust
0.272% due 02/25/2037		224	105
Morgan Stanley ABS Capital, Inc. Trust
0.582% due 09/25/2035		500	434
Morgan Stanley Mortgage Loan Trust
0.512% due 04/25/2037		168	95
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.742% due 09/25/2035		1,000	862
Popular ABS Mortgage Pass-Through Trust
0.242% due 06/25/2047 ^		123	120
Residential Asset Mortgage Products Trust
1.802% due 11/25/2034		214	203
Structured Asset Investment Loan Trust
0.842% due 06/25/2035		1,000	966
Structured Asset Securities Corp. Mortgage Loan Trust
0.492% due 02/25/2036		1,000	845
0.602% due 11/25/2035		1,200	1,042
Wells Fargo Home Equity Asset-Backed Securities Trust
0.742% due 11/25/2035		1,500	1,306
0.852% due 10/25/2034		486	463

Total Asset-Backed Securities (Cost $15,879)			17,333

SOVEREIGN ISSUES 25.8%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		11,700	11,978
6.369% due 06/16/2018		3,300	3,630
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	179,600	66,330

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Colombia Government International Bond
7.375% due 01/27/2017		$2,000	$2,273
Export-Import Bank of Korea
4.000% due 01/29/2021		10,900	11,610
5.125% due 06/29/2020		250	282
Indonesia Government International Bond
6.875% due 01/17/2018		3,100	3,515
Italy Buoni Poliennali Del Tesoro
4.750% due 06/01/2017 (e)	EUR	155,300	214,265
Mexico Government International Bond
4.500% due 11/22/2035 (b)	MXN	546,371	47,815
Province of Quebec
3.500% due 07/29/2020		$7,800	8,380
Qatar Government International Bond
4.000% due 01/20/2015		3,500	3,528
5.250% due 01/20/2020		6,400	7,296
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	955,000	8,083
4.500% due 07/03/2017		820,000	6,775
Russia Government International Bond
7.500% due 03/31/2030		$1,310	1,489
South Africa Government International Bond
6.875% due 05/27/2019		300	346
Spain Government International Bond
2.100% due 04/30/2017	EUR	161,500	209,595

Total Sovereign Issues (Cost $644,319)			607,190

SHORT-TERM INSTRUMENTS 11.7%

CERTIFICATES OF DEPOSIT 1.5%
Intesa Sanpaolo SpA
1.610% due 04/11/2016		$35,400	35,654

REPURCHASE AGREEMENTS (d) 1.7%
			40,894

SHORT-TERM NOTES 6.2%
Fannie Mae
0.071% due 04/27/2015		20,000	19,995
0.081% due 04/22/2015 - 05/01/2015		4,500	4,499
Federal Home Loan Bank
0.081% due 04/17/2015		4,300	4,299
Freddie Mac
0.071% due 04/01/2015 - 04/10/2015		110,000	109,976
0.081% due 04/27/2015		7,300	7,298

			146,067

36	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 2.3%
0.026% due 11/06/2014 - 04/16/2015 (a)(e)(g)(i)	$53,827	$53,825

Total Short-Term Instruments (Cost $276,172)		276,440

Total Investments in Securities (Cost $2,609,187)		2,654,142

Total Investments 112.8% (Cost $2,609,187)		$2,654,142

Financial Derivative Instruments (f)(h) 1.5% (Cost or Premiums, net $547)		34,188

Other Assets and Liabilities, net (14.3%)		(334,557)

Net Assets 100.0%		$2,353,773

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.160%	10/31/2014	11/03/2014	$10,900	U.S. Treasury Bonds 3.750% due 11/15/2043	$(11,270)	$10,900	$10,900
SAL	0.160%	10/31/2014	11/03/2014	27,000	U.S. Treasury Notes 2.500% due 05/15/2024	(27,554)	27,000	27,000
SSB	0.000%	10/31/2014	11/03/2014	2,994	Freddie Mac 2.000% due 11/02/2022	(3,058)	2,994	2,994

Total Repurchase Agreements						$(41,882)	$40,894	$40,894

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	37

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	0.650%	10/29/2014	11/04/2014	$	(51,328)	$(51,333)
	0.650%	11/04/2014	01/05/2015		(51,083)	(51,083)
BPG	0.390%	10/06/2014	11/07/2014		(85,014)	(85,040)
	0.390%	10/14/2014	11/17/2014		(15,095)	(15,098)
DEU	0.700%	10/28/2014	11/18/2014		(21,219)	(21,221)

Total Reverse Repurchase Agreements						$(223,775)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPS	0.120%	10/01/2014	11/10/2014	$	(129,402)	$(162,347)

Total Sale-Buyback Transactions						$(162,347)

(2)	The average amount of borrowings while outstanding during the period ended October 31, 2014 was $547,030 at a weighted average interest rate of 0.117%.
(3)	Payable for sale-buyback transactions includes $166 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of October 31, 2014:

(e)	Securities with an aggregate market value of $405,740 have been pledged as collateral under the terms of the following master agreements as of October 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(102,416)	$0	$0	$(102,416)	$114,708	$12,292
BOS	10,900	0	0	0	10,900	(11,270)	(370)
BPG	0	(100,138)	0	0	(100,138)	106,892	6,754
DEU	0	(21,221)	0	0	(21,221)	23,099	1,878
SAL	27,000	0	0	0	27,000	(27,554)	(554)
SSB	2,994	0	0	0	2,994	(3,058)	(64)

Master Securities Forward Transaction Agreement
BPS	0	0	(162,347)	0	0	159,493	(2,854)

Total Borrowings and Other Financing Transactions	$40,894	$(223,775)	$(162,347)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

38	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	345	$(217)	$0	$(11)
Put Options Strike @ EUR 99.500 on 3-Month Euribor December Futures	Short	12/2014	345	290	0	0
U.S. Treasury 10-Year Note December Futures	Long	12/2014	2,147	1,812	0	(570)

Total Futures Contracts				$1,885	$0	$(581)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$5,500	$416	$98	$24	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	$	211,700	$(22,301)	$(35,931)	$1,224	$0
Pay	6-Month EUR-EURIBOR	4.000%	09/16/2019	EUR	4,000	895	292	11	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	7,920,000	(3,144)	(1,462)	0	(30)
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	MXN	1,008,000	2,495	255	0	(204)
Pay	28-Day MXN-TIIE	6.300%	04/26/2024		1,300,000	1,788	260	0	(426)
Pay	28-Day MXN-TIIE	6.150%	06/07/2024		887,000	432	1,107	0	(291)

						$(19,835)	$(35,479)	$1,235	$(951)

Total Swap Agreements						$(19,419)	$(35,381)	$1,259	$(951)

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	39

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of October 31, 2014:

(g)	Securities with an aggregate market value of $23,814 and cash of $1,531 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 0	$0	$1,259	$1,259	$0	$(581)	$(951)	$(1,532)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	11/2014		AUD	48,437	$	42,906	$281	$0
	11/2014		EUR	571,723		728,529	12,075	0
	11/2014		$	5,288	AUD	6,077	59	0
	11/2014			164,385	EUR	129,400	0	(2,227)
	11/2014			191,836	JPY	20,683,920	0	(7,692)
	12/2014		GBP	13,295	$	21,471	210	0
	12/2014		JPY	20,683,920		191,873	7,692	0
	02/2015		$	144	MXN	1,951	0	0

BPS	11/2014		JPY	44,420	$	410	15	0
	11/2014		$	25,779	EUR	20,073	0	(625)
	12/2014		MXN	25,604	$	1,913	16	0
	12/2014		$	52,092	MXN	685,573	2	(1,318)
	02/2015			450		6,092	0	0

BRC	12/2014			1,872		24,679	0	(44)
	02/2015			3,507		47,549	9	(4)

CBK	12/2014			7,500		99,508	0	(131)
	01/2015		BRL	169,592	$	69,874	2,605	0

DUB	12/2014	$		4,066	MXN	53,346	0	(115)

FBF	01/2015			6	BRL	15	0	0

GLM	11/2014			37,394	AUD	42,360	0	(118)
	12/2014		AUD	42,360	$	37,319	115	0

HUS	11/2014		$	3,100	CAD	3,476	0	(17)

JPM	12/2014			1,475	MXN	19,651	2	(21)
	02/2015			986		13,500	11	0

MSB	11/2014		EUR	94,417	$	120,009	1,690	0
	12/2014		MXN	127,768		9,699	236	0

UAG	11/2014		BRL	22,873		9,647	416	0
	11/2014		JPY	20,639,500		189,572	5,824	0

40	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	11/2014	$		9,260		BRL	22,873	$0	$(30)
	11/2014			656,580		EUR	516,667	0	(9,119)
	12/2014		BRL	22,873	$		9,189	38	0
	12/2014		EUR	516,667			656,683	9,106	0
	01/2015	$		477		PLN	1,602	0	(3)

Total Forward Foreign Currency Contracts								$40,402	$(21,464)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-22 5-Year Index	Sell	0.850%	12/17/2014	$	13,100	$(15)	$(3)
	Put - OTC CDX.IG-22 5-Year Index	Sell	1.200%	12/17/2014		54,300	(54)	(4)

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	20,700	(40)	(40)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		20,700	(35)	(35)

CBK	Put - OTC CDX.IG-22 5-Year Index	Sell	0.850%	12/17/2014	$	13,100	(15)	(3)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	23,400	(43)	(50)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		23,400	(46)	(38)

GST	Put - OTC CDX.IG-22 5-Year Index	Sell	1.200%	12/17/2014	$	134,500	(101)	(10)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	01/21/2015		14,200	(21)	(7)
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	20,600	(25)	(44)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		20,600	(57)	(21)

							$(452)	$(255)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Call - OTC USD versus INR	INR	65.900	03/19/2015	$ 91,500	$(891)	$(478)
UAG	Call - OTC USD versus INR		66.150	03/19/2015	91,500	(874)	(439)

						$(1,765)	$(917)

Total Written Options						$(2,217)	$(1,172)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED OCTOBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	268	$1,408,800	EUR	912,000	$(5,861)
Sales	563	2,936,000		129,400	(11,752)
Closing Buys	0	(2,185,300)		0	2,697
Expirations	(831)	(1,747,300)		(456,000)	11,831
Exercised	0	0		(456,000)	868

Balance at End of Period	0	$412,200	EUR	129,400	$(2,217)

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	41

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at October 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	China Government International Bond	1.000%	09/20/2016	0.277%	$	2,000	$10	$19	$29	$0

BPS	China Government International Bond	1.000%	09/20/2015	0.160%		17,500	161	(9)	152	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.230%		900	(46)	53	7	0
	Teck Resources Ltd.	1.000%	03/20/2019	1.615%		800	(23)	3	0	(20)

BRC	Ally Financial, Inc.	5.000%	03/20/2020	1.600%		20,500	3,478	87	3,565	0
	China Government International Bond	1.000%	09/20/2015	0.160%		28,800	272	(21)	251	0
	China Government International Bond	1.000%	09/20/2016	0.277%		6,000	31	58	89	0

CBK	China Government International Bond	1.000%	09/20/2015	0.160%		6,300	58	(3)	55	0
	United Kingdom Gilt	1.000%	06/20/2015	0.019%		16,200	132	(11)	121	0
	United Kingdom Gilt	1.000%	06/20/2016	0.037%		33,500	416	156	572	0

DUB	Ally Financial, Inc.	5.000%	03/20/2020	1.600%		10,000	1,810	(71)	1,739	0
	BP Capital Markets America, Inc.	1.000%	12/20/2018	0.555%	EUR	4,000	106	(8)	98	0
	France Government Bond	0.250%	09/20/2015	0.125%	$	3,800	(139)	144	5	0
	France Government Bond	0.250%	03/20/2016	0.162%		31,100	(1,104)	1,151	47	0

FBF	China Government International Bond	1.000%	03/20/2015	0.145%		4,700	51	(30)	21	0
	United Kingdom Gilt	1.000%	09/20/2015	0.021%		13,000	134	(5)	129	0

GST	Brazil Government International Bond	1.000%	03/20/2018	1.080%		1,200	(15)	13	0	(2)
	California State General Obligation Bonds, Series 2003	1.630%	12/20/2018	0.415%		3,300	0	167	167	0
	California State General Obligation Bonds, Series 2003	1.650%	12/20/2018	0.415%		25,000	0	1,288	1,288	0
	China Government International Bond	1.000%	06/20/2019	0.715%		25,000	370	(21)	349	0
	France Government Bond	0.250%	03/20/2016	0.162%		25,900	(866)	906	40	0

HUS	China Government International Bond	1.000%	09/20/2015	0.160%		9,200	16	65	81	0

JPM	Brazil Government International Bond	1.000%	12/20/2017	1.013%		12,000	0	9	9	0
	China Government International Bond	1.000%	03/20/2015	0.145%		22,000	255	(156)	99	0
	China Government International Bond	1.000%	06/20/2019	0.715%		50,000	740	(43)	697	0
	France Government Bond	0.250%	09/20/2015	0.125%		4,900	(172)	179	7	0

42	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at October 31, 2014 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Newmont Mining Corp.	1.000%	12/20/2018	1.255%	$	1,600	$(111)	$97	$0	$(14)

MYC	China Government International Bond	1.000%	09/20/2015	0.160%		17,200	137	13	150	0
	China Government International Bond	1.000%	06/20/2019	0.715%		25,000	371	(22)	349	0
	France Government Bond	0.250%	09/20/2016	0.197%		22,300	(1,053)	1,082	29	0

RYL	China Government International Bond	1.000%	09/20/2015	0.160%		41,500	379	(18)	361	0

							$5,398	$5,072	$10,506	$(36)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BRC	CDX.EM-15 5-Year Index	5.000%	06/20/2016	$5,358	$723	$(497)	$226	$0

CBK	MCDX-23 10-Year Index	1.000%	12/20/2024	21,400	(584)	173	0	(411)

GST	MCDX-23 5-Year Index	1.000%	12/20/2019	23,700	144	119	263	0

MYC	MCDX-23 5-Year Index	1.000%	12/20/2019	19,100	116	96	212	0
	MCDX-23 10-Year Index	1.000%	12/20/2024	21,400	(576)	165	0	(411)

					$(177)	$56	$701	$(822)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	43

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Pay	28-Day MXN-TIIE	7.780%	04/09/2019	MXN	91,800	$3	$776	$779	$0

DUB	Pay	1-Year BRL-CDI	7.620%	01/02/2015	BRL	100	0	(1)	0	(1)
	Pay	6-Month AUD-BBR-BBSW	5.000%	12/15/2015	AUD	188,640	(2,460)	8,028	5,568	0

							$(2,457)	$8,803	$6,347	$(1)

Total Swap Agreements							$2,764	$13,931	$17,554	$(859)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of October 31, 2014:

(i)	Securities with an aggregate market value of $1,632 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$20,317	$0	$29	$20,346	$(9,919)	$(7)	$0	$(9,926)	$10,420	$(6,310)	$4,110
BPS	33	0	159	192	(1,943)	(75)	(20)	(2,038)	(1,846)	1,453	(393)
BRC	9	0	4,910	4,919	(48)	0	0	(48)	4,871	(4,720)	151
CBK	2,605	0	748	3,353	(131)	(91)	(411)	(633)	2,720	(820)	1,900
DUB	0	0	7,457	7,457	(115)	0	(1)	(116)	7,341	(7,070)	271
FBF	0	0	150	150	0	0	0	0	150	(176)	(26)
GLM	115	0	0	115	(118)	0	0	(118)	(3)	0	(3)
GST	0	0	2,107	2,107	0	(82)	(2)	(84)	2,023	(1,950)	73
HUS	0	0	81	81	(17)	0	0	(17)	64	(80)	(16)
JPM	13	0	812	825	(21)	(478)	(14)	(513)	312	(280)	32
MSB	1,926	0	0	1,926	0	0	0	0	1,926	(1,050)	876
MYC	0	0	740	740	0	0	(411)	(411)	329	(489)	(160)
RYL	0	0	361	361	0	0	0	0	361	(660)	(299)
UAG	15,384	0	0	15,384	(9,152)	(439)	0	(9,591)	5,793	179	5,972

Total Over the Counter	$40,402	$0	$17,554	$57,956	$(21,464)	$(1,172)	$(859)	$(23,495)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

44	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$24	$0	$0	$1,235	$1,259

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$40,402	$0	$40,402
Swap Agreements	0	11,206	0	0	6,348	17,554

	$0	$11,206	$0	$40,402	$6,348	$57,956

	$0	$11,230	$0	$40,402	$7,583	$59,215

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$581	$581
Swap Agreements	0	0	0	0	951	951

	$0	$0	$0	$0	$1,532	$1,532

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,464	$0	$21,464
Written Options	0	255	0	917	0	1,172
Swap Agreements	0	859	0	0	0	859

	$0	$1,114	$0	$22,381	$0	$23,495

	$0	$1,114	$0	$22,381	$1,532	$25,027

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$299	$299
Futures	0	0	0	0	14,120	14,120
Swap Agreements	0	(8)	0	0	(10,252)	(10,260)

	$0	$(8)	$0	$0	$4,167	$4,159

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$53,909	$0	$53,909
Written Options	0	0	0	5,507	7,490	12,997
Swap Agreements	0	3,655	0	0	(7,059)	(3,404)

	$0	$3,655	$0	$59,416	$431	$63,502

	$0	$3,647	$0	$59,416	$4,598	$67,661

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	45

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(9,322)	$(9,322)
Swap Agreements	0	98	0	0	(25,712)	(25,614)

	$0	$98	$0	$0	$(35,034)	$(34,936)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$27,602	$0	$27,602
Written Options	0	197	0	848	(2,009)	(964)
Swap Agreements	0	976	0	0	11,003	11,979

	$0	$1,173	$0	$28,450	$8,994	$38,617

	$0	$1,271	$0	$28,450	$(26,040)	$3,681

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$854,552	$0	$854,552
Industrials	0	471,058	35,381	506,439
Utilities	0	310,590	0	310,590
Municipal Bonds & Notes
Arizona	0	2,295	0	2,295
California	0	20,857	0	20,857
New York	0	3,428	0	3,428
Ohio	0	4,740	0	4,740
U.S. Government Agencies	0	841	0	841
U.S. Treasury Obligations	0	12,044	0	12,044
Mortgage-Backed Securities	0	37,393	0	37,393
Asset-Backed Securities	0	17,332	1	17,333
Sovereign Issues	0	607,190	0	607,190
Short-Term Instruments
Certificates of Deposit	0	35,654	0	35,654
Repurchase Agreements	0	40,894	0	40,894
Short-Term Notes	0	146,067	0	146,067
U.S. Treasury Bills	0	53,825	0	53,825

Total Investments	$0	$2,618,760	$35,382	$2,654,142

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,259	0	1,259
Over the counter	0	57,956	0	57,956
	$0	$59,215	$0	$59,215

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(581)	(951)	0	(1,532)
Over the counter	(75)	(23,420)	0	(23,495)
	$(656)	$(24,371)	$0	$(25,027)

Totals	$(656)	$2,653,604	$35,382	$2,688,330

46	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

There were no significant transfers between Level 1 and 2 during the period ended October 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended October 31, 2014:

Category and Subcategory	Beginning Balance at 10/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2014 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$349	$0	$(84)	$0	$0	$31	$0	$(296)	$0	$0
Industrials	1,428	4,747	(583)	(61)	(68)	(21)	29,960	(21)	35,381	(63)
Mortgage-Backed Securities	1	0	(89)	0	19	69	0	0	0	0
Asset-Backed Securities	1	0	0	0	0	0	0	0	1	1

Totals	$1,779	$4,747	$(756)	$(61)	$(49)	$79	$29,960	$(317)	$35,382	$(62)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 10/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$35,381	Third Party Vendor	Broker Quote	106.50-117.00
Mortgage-Backed Securities	0	Benchmark Pricing	Base Price	0.20
Asset-Backed Securities	1	Benchmark Pricing	Base Price	48.49

Total	$35,382

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	47

Schedule of Investments PIMCO Fixed Income SHares: Series LD

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 145.4%

CORPORATE BONDS & NOTES 98.9%

BANKING & FINANCE 41.0%
Abbey National Treasury Services PLC
2.350% due 09/10/2019 (a)	$100	$99
Ally Financial, Inc.
2.750% due 01/30/2017	100	100
American Express Credit Corp.
2.800% due 09/19/2016 (a)	95	98
American International Group, Inc.
2.375% due 08/24/2015	22	22
Banco Bradesco S.A.
4.500% due 01/12/2017	200	210
Banco Santander Chile
3.750% due 09/22/2015 (a)	150	153
Bank of America Corp.
6.500% due 08/01/2016 (a)	75	82
Bear Stearns Cos. LLC
0.624% due 11/21/2016	75	75
CIT Group, Inc.
4.250% due 08/15/2017	95	98
DBS Bank Ltd.
0.840% due 07/15/2021	100	98
5.000% due 11/15/2019	50	50
Eksportfinans ASA
2.375% due 05/25/2016	50	50
5.500% due 05/25/2016	100	105
Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
0.102% due 03/20/2017	100	97
5.125% due 01/21/2016	100	104
General Electric Capital Corp.
0.553% due 12/20/2016	78	78
General Motors Financial Co., Inc.
2.750% due 05/15/2016	75	76
Hana Bank
1.375% due 02/05/2016	200	201
HSBC Finance Corp.
5.500% due 01/19/2016 (a)	145	153
Hypothekenbank Frankfurt AG
0.102% due 09/20/2017	100	99
International Lease Finance Corp.
5.750% due 05/15/2016	125	131
8.625% due 09/15/2015	50	53
Kookmin Bank
1.109% due 01/27/2017	200	202
Korea Development Bank
3.250% due 03/09/2016 (a)	100	103
Korea Finance Corp.
3.250% due 09/20/2016 (a)	100	104

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LeasePlan Corp. NV
2.500% due 05/16/2018	$180	$181
Macquarie Bank Ltd.
2.000% due 08/15/2016	75	76
Macquarie Group Ltd.
3.000% due 12/03/2018	100	103
Navient Corp.
6.250% due 01/25/2016	150	156
Royal Bank of Scotland PLC
5.000% due 05/17/2015	100	102
Synchrony Financial
1.875% due 08/15/2017 (a)	100	101
Vesey Street Investment Trust
4.404% due 09/01/2016 (a)	75	79
Weyerhaeuser Co.
6.950% due 08/01/2017 (a)	150	171
Woori Bank Co. Ltd.
4.750% due 01/20/2016 (a)	100	104

		3,714

INDUSTRIALS 45.7%
Amgen, Inc.
2.125% due 05/15/2017 (a)	95	97
Anadarko Petroleum Corp.
5.950% due 09/15/2016 (a)	90	98
Comcast Corp.
5.900% due 03/15/2016	25	27
Devon Energy Corp.
1.875% due 05/15/2017 (a)	100	102
DISH DBS Corp.
7.125% due 02/01/2016	50	53
7.750% due 05/31/2015	80	83
Enbridge, Inc.
0.684% due 06/02/2017 (a)	150	150
Express Scripts Holding Co.
2.250% due 06/15/2019 (a)	100	99
3.125% due 05/15/2016	95	98
Forest Laboratories, Inc.
4.375% due 02/01/2019 (a)	100	105
Glencore Funding LLC
1.700% due 05/27/2016	100	101
HCA, Inc.
6.500% due 02/15/2016	80	85
7.190% due 11/15/2015	75	79
Hyundai Capital America
1.450% due 02/06/2017	50	50
1.625% due 10/02/2015	40	40
2.125% due 10/02/2017 (a)	100	101
Kansas City Southern de Mexico S.A. de C.V.
0.933% due 10/28/2016	100	100

48	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KazMunayGas National Co. JSC
11.750% due 01/23/2015	$150	$153
Kinder Morgan Energy Partners LP
6.000% due 02/01/2017	30	33
Korea National Oil Corp.
4.000% due 10/27/2016 (a)	200	210
Lowe’s Cos., Inc.
0.654% due 09/10/2019 (a)	100	100
Masco Corp.
6.125% due 10/03/2016	100	107
McKesson Corp.
0.634% due 09/10/2015 (a)	100	100
MGM Resorts International
6.625% due 07/15/2015	115	118
Mylan, Inc.
2.600% due 06/24/2018 (a)	100	102
Oracle Corp.
0.743% due 10/08/2019 (a)	150	151
Pioneer Natural Resources Co.
6.875% due 05/01/2018	100	115
Reynolds American, Inc.
7.750% due 06/01/2018 (a)	150	178
Rockies Express Pipeline LLC
3.900% due 04/15/2015	150	150
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017 (a)	200	205
SK Telecom Co. Ltd.
2.125% due 05/01/2018	200	200
Telefonica Emisiones S.A.U.
3.729% due 04/27/2015 (a)	125	127
Thermo Fisher Scientific, Inc.
3.200% due 03/01/2016 (a)	95	98
Tyson Foods, Inc.
2.650% due 08/15/2019	50	51
Universal Health Services, Inc.
3.750% due 08/01/2019	100	101
USG Corp.
6.300% due 11/15/2016	95	101
8.375% due 10/15/2018	75	79
Wynn Macau Ltd.
5.250% due 10/15/2021	200	201

		4,148

UTILITIES 12.2%
Electricite de France S.A.
0.691% due 01/20/2017	30	30
FirstEnergy Corp.
2.750% due 03/15/2018	200	202
Freeport-McMoran Oil & Gas LLC
6.125% due 06/15/2019 (a)	98	108

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Korea Western Power Co. Ltd.
3.125% due 05/10/2017 (a)	$200	$207
KT Corp.
2.625% due 04/22/2019 (a)	200	202
Orange S.A.
2.750% due 02/06/2019 (a)	50	51
Petrobras Global Finance BV
1.852% due 05/20/2016 (a)	100	100
Sprint Communications, Inc.
6.000% due 12/01/2016	100	106
Verizon Communications, Inc.
2.500% due 09/15/2016 (a)	100	103

		1,109

Total Corporate Bonds & Notes (Cost $8,950)		8,971

U.S. GOVERNMENT AGENCIES 3.2%
Fannie Mae
3.000% due 03/01/2042 (a)	291	292

Total U.S. Government Agencies (Cost $288)		292

MORTGAGE-BACKED SECURITIES 21.3%
BAMLL Commercial Mortgage Securities Trust
0.954% due 06/15/2028	100	100
Banc of America Funding Trust
0.457% due 02/20/2035	38	36
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.933% due 07/10/2045	30	31
BCAP LLC Trust
0.312% due 03/26/2037	89	87
2.546% due 07/26/2036	49	50
Citigroup Mortgage Loan Trust, Inc.
6.000% due 02/25/2037	8	8
Credit Suisse Commercial Mortgage Trust
5.311% due 12/15/2039	30	32
Credit Suisse First Boston Mortgage Securities Corp.
2.186% due 06/25/2033	48	47
Credit Suisse Mortgage Capital Certificates
2.517% due 09/27/2036	135	136
JPMorgan Mortgage Trust
2.368% due 09/25/2034	22	22
2.490% due 02/25/2034	120	123
2.546% due 04/25/2035	687	690
JPMorgan Resecuritization Trust
2.120% due 07/27/2037	26	27
MASTR Asset Securitization Trust
5.500% due 09/25/2033	41	42

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	49

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
0.612% due 04/25/2029		$20	$19
Morgan Stanley Mortgage Loan Trust
2.464% due 11/25/2034		32	32
Residential Accredit Loans, Inc. Trust
0.592% due 06/25/2034		109	108
Selkirk Ltd.
1.860% due 12/20/2041		99	100
Structured Asset Securities Corp. Mortgage Loan Trust
0.752% due 10/25/2027		28	27
Thornburg Mortgage Securities Trust
2.234% due 04/25/2045		87	88
Vulcan European Loan Conduit Ltd.
0.478% due 05/15/2017	EUR	24	30
Wachovia Bank Commercial Mortgage Trust
5.558% due 03/15/2045		$20	21
WaMu Mortgage Pass-Through Certificates Trust
0.552% due 06/25/2044		55	51
2.363% due 08/25/2035		13	13
Wells Fargo Mortgage-Backed Securities Trust
2.500% due 12/25/2034		7	8

Total Mortgage-Backed Securities (Cost $1,917)			1,928

ASSET-BACKED SECURITIES 11.4%
Aegis Asset-Backed Securities Trust
0.422% due 12/25/2035		26	26
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.412% due 10/25/2035		37	37
1.195% due 04/25/2034		101	96
Exeter Automobile Receivables Trust
1.060% due 08/15/2018		122	121
Golden Knight CDO Ltd.
0.471% due 04/15/2019		74	74
Highbridge Loan Management Ltd.
1.485% due 09/20/2022		250	250
National Collegiate Student Loan Trust
0.392% due 11/27/2028		119	117
Race Point CLO Ltd.
1.534% due 12/15/2022		50	50
Saturn CLO Ltd.
0.459% due 05/13/2022		211	210

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.732% due 01/25/2033	$55	$52

Total Asset-Backed Securities (Cost $1,023)		1,033

SOVEREIGN ISSUES 3.5%
Export-Import Bank of Korea
4.125% due 09/09/2015 (a)	100	103
5.375% due 10/04/2016 (a)	150	163
Junta Comunidades de Castilla-La Mancha
4.707% due 11/15/2014	50	49

Total Sovereign Issues (Cost $315)		315

SHORT-TERM INSTRUMENTS 7.1%

CERTIFICATES OF DEPOSIT 2.2%
Intesa Sanpaolo SpA
1.650% due 04/07/2015	200	201

COMMERCIAL PAPER 4.9%
Ford Motor Credit Co.
0.720% due 03/02/2015	200	199
Tesco Treasury Services PLC
1.024% due 08/17/2015	250	247

		446

Total Short-Term Instruments (Cost $648)		647

Total Investments in Securities (Cost $13,141)		13,186

Total Investments 145.4% (Cost $13,141)		$13,186

Financial Derivative Instruments (b)(c) 0.1% (Cost or Premiums, net $(9))		8

Other Assets and Liabilities, net (45.5%)		(4,124)

Net Assets 100.0%		$9,070

50	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BPG	0.350%	10/02/2014	11/03/2014	$	(199)	$(199)
	0.350%	10/03/2014	11/07/2014		(380)	(380)
	0.350%	10/08/2014	11/06/2014		(649)	(650)
	0.350%	10/08/2014	11/07/2014		(97)	(97)
	0.350%	10/08/2014	11/17/2014		(49)	(49)
	0.350%	10/10/2014	11/03/2014		(95)	(95)
	0.350%	10/17/2014	11/03/2014		(95)	(95)
	0.350%	10/17/2014	11/07/2014		(97)	(97)
	0.350%	10/17/2014	12/01/2014		(224)	(224)
	0.350%	10/20/2014	11/06/2014		(196)	(196)
	0.350%	10/20/2014	11/07/2014		(93)	(93)
	0.350%	10/20/2014	11/20/2014		(140)	(140)
	0.360%	10/08/2014	11/19/2014		(94)	(94)
	0.360%	10/17/2014	11/19/2014		(94)	(94)
	0.360%	10/20/2014	11/19/2014		(94)	(94)
	0.360%	10/20/2014	11/20/2014		(475)	(475)
CFR	(0.500%)	07/30/2014	07/29/2016		(191)	(191)
DEU	0.230%	10/07/2014	11/07/2014		(283)	(283)
FOB	0.280%	10/16/2014	11/24/2014		(155)	(155)
UBS	0.300%	10/02/2014	11/06/2014		(197)	(197)
	0.340%	10/23/2014	11/25/2014		(404)	(404)
	0.400%	10/07/2014	11/06/2014		(99)	(99)

Total Reverse Repurchase Agreements						$(4,401)

(1)	The average amount of borrowings while outstanding during the period ended October 31, 2014 was $3,027 at a weighted average interest rate of 0.340%.

SHORT SALES:

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
TDM	U.S. Treasury Bonds	3.125%	08/15/2044	$150	$(152)	$(152)

Total Short Sales					$(152)	$(152)

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	51

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of October 31, 2014:

(a)	Securities with an aggregate market value of $4,598 have been pledged as collateral under the terms of the following master agreements as of October 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BPG	$0	$(3,072)	$0	$0	$(3,072)	$3,062	$(10)
CFR	0	(191)	0	0	(191)	201	10
DEU	0	(283)	0	0	(283)	292	9
FOB	0	(155)	0	0	(155)	162	7
UBS	0	(700)	0	0	(700)	880	180

Master Securities Forward Transaction Agreement
TDM	0	0	0	(152)	(152)	0	(152)

Total Borrowings and Other Financing Transactions	$0	$(4,401)	$0	$(152)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	18	$5	$0	$(1)
90-Day Eurodollar March Futures	Long	03/2016	16	7	0	(1)
90-Day Eurodollar March Futures	Short	03/2018	17	(6)	2	0
U.S. Treasury 5-Year Note December Futures	Short	12/2014	7	(6)	1	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Short	12/2015	22	(4)	1	0

Total Futures Contracts				$(4)	$4	$(2)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	2.675%	07/11/2024	$	3,600	$102	$102	$0	$(9)
Receive	3-Month USD-LIBOR	3.000%	07/13/2025		3,600	(93)	(111)	11	0

						$9	$(9)	$11	$(9)

Total Swap Agreements						$9	$(9)	$11	$(9)

52	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of October 31, 2014:

Cash of $43 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 0	$4	$11	$15	$0	$(2)	$(9)	$(11)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	11/2014		EUR	257	$		344	$ 22	$0
	12/2014		GBP	7			11	0	0

BPS	11/2014	$		310		JPY	33,900	0	(8)
	12/2014		GBP	3	$		5	0	0
	12/2014	$		193		GBP	121	0	0

BRC	11/2014			129		EUR	98	0	(6)
	11/2014			130		JPY	14,300	0	(3)

FBF	12/2014			46		GBP	28	0	(1)

GLM	11/2014			7		EUR	5	0	0

JPM	11/2014		JPY	47,867	$		440	14	0
	11/2014	$		159		EUR	123	0	(5)

Total Forward Foreign Currency Contracts								$ 36	$(23)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BRC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	07/21/2015	$5,300	$13	$5

Total Purchased Options							$13	$5

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	53

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BRC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.340%	07/21/2015	$5,300	$(8)	$(2)
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.545%	07/21/2015	5,300	(5)	(2)

JPM	Call - OTC 1-Year Interest Rate Swap (Effective 07/23/2018)	3-Month USD-LIBOR	Receive	3.000%	07/21/2015	1,365	(5)	(6)

							$(18)	$(10)

Total Written Options							$(18)	$(10)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED OCTOBER 31, 2014:

	Notional Amount	Premiums
Balance at Beginning of Period	$0	$0
Sales	12,365	(22)
Closing Buys	(400)	4
Expirations	0	0
Exercised	0	0

Balance at End of Period	$11,965	$(18)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at October 31, 2014 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
MYC	Domtar Corp.	1.000%	09/20/2019	1.681%	$100	$(3)	$0	$0	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	$90	$(1)	$0	$0	$(1)

GST	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	90	0	0	0	0

					$(1)	$0	$0	$(1)

Total Swap Agreements					$(4)	$0	$0	$(4)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

54	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of October 31, 2014:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$22	$0	$0	$22	$0	$0	$0	$0	$22	$0	$22
BPS	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)
BRC	0	5	0	5	(9)	(4)	0	(13)	(8)	0	(8)
FBF	0	0	0	0	(1)	0	(1)	(2)	(2)	0	(2)
JPM	14	0	0	14	(5)	(6)	0	(11)	3	0	3
MYC	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)

Total Over the Counter	$36	$5	$0	$41	$(23)	$(10)	$(4)	$(37)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	55

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4	$4
Swap Agreements	0	0	0	0	11	11

	$0	$0	$0	$0	$15	$15

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$36	$0	$36
Purchased Options	0	0	0	0	5	5

	$0	$0	$0	$36	$5	$41

	$0	$0	$0	$36	$20	$56

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2	$2
Swap Agreements	0	0	0	0	9	9

	$0	$0	$0	$0	$11	$11

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23	$0	$23
Written Options	0	0	0	0	10	10
Swap Agreements	0	4	0	0	0	4

	$0	$4	$0	$23	$10	$37

	$0	$4	$0	$23	$21	$48

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(2)	$(2)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$57	$0	$57
Purchased Options	0	0	0	0	5	5
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$57	$5	$63

	$0	$1	$0	$57	$3	$61

56	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(3)	$(3)
Swap Agreements	0	0	0	0	(9)	(9)

	$0	$0	$0	$0	$(12)	$(12)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12	$0	$12
Purchased Options	0	0	0	0	(9)	(9)
Written Options	0	0	0	0	9	9
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$12	$0	$13

	$0	$1	$0	$12	$(12)	$1

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$3,714	$0	$3,714
Industrials	0	4,148	0	4,148
Utilities	0	1,109	0	1,109
U.S. Government Agencies	0	292	0	292
Mortgage-Backed Securities	0	1,928	0	1,928
Asset-Backed Securities	0	1,033	0	1,033
Sovereign Issues	0	315	0	315
Short-Term Instruments
Certificates of Deposit	0	201	0	201
Commercial Paper	0	446	0	446

Total Investments	$0	$13,186	$0	$13,186

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(152)	$0	$(152)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4	11	0	15
Over the counter	0	41	0	41
	$4	$52	$0	$56

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2)	(9)	0	(11)
Over the counter	0	(37)	0	(37)
	$(2)	$(46)	$0	$(48)

Totals	$2	$13,040	$0	$13,042

There were no significant transfers between Level 1, 2, and 3 during the period ended October 31, 2014.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	57

Schedule of Investments PIMCO Fixed Income SHares: Series M

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 142.7%

CORPORATE BONDS & NOTES 51.6%

BANKING & FINANCE 26.1%
AerCap Ireland Capital Ltd.
5.000% due 10/01/2021		$17,800	$18,556
Ally Financial, Inc.
2.750% due 01/30/2017		100	100
8.300% due 02/12/2015		100	102
American International Group, Inc.
6.250% due 05/01/2036		6,000	7,610
Banco Santander Brasil S.A.
4.250% due 01/14/2016		6,800	7,021
Banco Santander Chile
3.875% due 09/20/2022		5,000	5,016
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander
4.125% due 11/09/2022 (e)		41,700	42,325
4.125% due 11/09/2022		5,900	5,988
Bank of America Corp.
5.000% due 05/13/2021		300	332
5.625% due 07/01/2020 (e)		14,600	16,601
5.700% due 01/24/2022 (e)		20,000	23,053
Bank of Nova Scotia
1.650% due 10/29/2015		15,680	15,856
Bankia S.A.
3.500% due 12/14/2015	EUR	1,400	1,818
3.625% due 10/05/2016		700	933
4.250% due 07/05/2016		100	134
Banque PSA Finance S.A.
5.750% due 04/04/2021		$17,700	18,806
Barclays Bank PLC
7.625% due 11/21/2022		6,700	7,311
7.750% due 04/10/2023		2,600	2,853
10.000% due 05/21/2021	GBP	17,200	35,914
10.179% due 06/12/2021		$12,280	16,530
14.000% due 06/15/2019 (b)	GBP	3,500	7,307
Blackstone CQP Holdco LP
9.296% due 03/18/2019		$73,055	73,356
BPCE S.A.
4.625% due 07/11/2024		13,600	13,437
CIT Group, Inc.
4.250% due 08/15/2017		7,000	7,210
5.000% due 05/15/2017		100	105
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
4.750% due 01/15/2020 (e)		36,900	41,008
Corp. Financiera de Desarrollo S.A.
4.750% due 02/08/2022		7,000	7,350
Credit Suisse AG
6.500% due 08/08/2023		19,000	20,995

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Credit Co. LLC
5.750% due 02/01/2021	$15,000	$17,183
8.125% due 01/15/2020	4,605	5,761
General Electric Capital Corp.
6.150% due 08/07/2037	1,000	1,268
General Motors Financial Co., Inc.
4.250% due 05/15/2023 (e)	10,930	11,285
Goldman Sachs Group, Inc.
4.000% due 03/03/2024 (e)	13,400	13,703
Hospitality Properties Trust
5.000% due 08/15/2022	8,500	8,971
HSBC Finance Corp.
6.676% due 01/15/2021	19,600	23,146
HSBC Holdings PLC
4.250% due 03/14/2024 (e)	30,700	31,607
6.500% due 05/02/2036	6,100	7,657
ICICI Bank Ltd.
4.750% due 11/25/2016	6,700	7,045
International Lease Finance Corp.
5.875% due 04/01/2019	285	308
Intesa Sanpaolo SpA
6.500% due 02/24/2021	4,000	4,646
KGH Intermediate Holdco LLC
8.500% due 08/07/2019 (c)	13,275	13,275
8.500% due 08/08/2019 (c)	4,425	4,425
Navient Corp.
5.050% due 11/14/2014	3,400	3,402
6.250% due 01/25/2016	300	313
Ohio National Financial Services, Inc.
6.375% due 04/30/2020	1,500	1,732
OMX Timber Finance Investments LLC
5.420% due 01/29/2020	10,000	11,152
Qatari Diar Finance Co.
5.000% due 07/21/2020	2,000	2,260
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017	4,950	5,035
5.717% due 06/16/2021	350	343
6.125% due 02/07/2022	600	603
Springleaf Finance Corp.
5.400% due 12/01/2015	100	104
Temasek Financial Ltd.
4.300% due 10/25/2019	10,000	11,062
UBS AG
2.375% due 08/14/2019	10,200	10,219
4.875% due 08/04/2020	9,663	10,844
Wells Fargo Bank N.A.
6.600% due 01/15/2038	3,000	4,096

		609,072

58	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 13.7%
Activision Blizzard, Inc.
5.625% due 09/15/2021		$4,000	$4,265
Aviation Capital Group Corp.
6.750% due 04/06/2021		9,800	11,221
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		11,250	11,684
CNH Industrial Finance Europe S.A.
6.250% due 03/09/2018	EUR	1,000	1,405
CSC Holdings LLC
7.625% due 07/15/2018		$2,200	2,500
7.875% due 02/15/2018		7,340	8,322
CSN Islands Corp.
10.000% due 01/15/2015		5,600	5,722
CVS Pass-Through Trust
7.507% due 01/10/2032		13,461	17,171
Domtar Corp.
6.750% due 02/15/2044		700	768
Ecopetrol S.A.
5.875% due 09/18/2023		15,100	16,874
7.625% due 07/23/2019		7,245	8,676
Europcar Groupe S.A.
11.500% due 05/15/2017	EUR	2,100	2,967
Fiat Chrysler Finance Europe
7.000% due 03/23/2017		4,300	5,923
Financiere Quick S.A.S.
4.832% due 04/15/2019		4,600	5,217
Florida Gas Transmission Co. LLC
7.900% due 05/15/2019		$5,000	6,085
Georgia-Pacific LLC
5.400% due 11/01/2020		4,900	5,606
7.750% due 11/15/2029		5,100	7,159
8.000% due 01/15/2024		4,200	5,678
Gerdau Trade, Inc.
5.750% due 01/30/2021		12,500	13,346
GTL Trade Finance, Inc.
5.893% due 04/29/2024		9,000	9,360
HCA, Inc.
5.875% due 03/15/2022		5,000	5,500
6.500% due 02/15/2020		10,300	11,536
Kinder Morgan Energy Partners LP
5.300% due 09/15/2020		10,500	11,558
6.850% due 02/15/2020		5,000	5,892
Lafarge S.A.
6.250% due 04/13/2018	EUR	1,200	1,718
NBCUniversal Media LLC
4.375% due 04/01/2021 (e)		$10,000	10,997
Petrobras International Finance Co. S.A.
6.875% due 01/20/2040 (e)		22,150	23,454
Petroleum Co. of Trinidad & Tobago Ltd.
9.750% due 08/14/2019		14,565	18,315

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Reynolds Group Issuer, Inc.
7.125% due 04/15/2019		$5,300	$5,519
7.875% due 08/15/2019		1,900	2,040
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		3,800	4,000
Southwestern Energy Co.
4.100% due 03/15/2022		12,300	12,518
Telenet Finance Luxembourg S.C.A.
6.250% due 08/15/2022	EUR	3,500	4,770
6.625% due 02/15/2021		1,500	2,016
6.750% due 08/15/2024		6,000	8,426
UPC Holding BV
8.375% due 08/15/2020		4,000	5,407
Wind Acquisition Finance S.A.
4.000% due 07/15/2020		28,200	34,941

			318,556

UTILITIES 11.8%
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	2,000	3,461
6.500% due 11/30/2072		$4,000	4,376
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		12,810	14,059
Dynegy Finance, Inc.
6.750% due 11/01/2019		8,000	8,290
7.375% due 11/01/2022		5,900	6,247
7.625% due 11/01/2024		2,100	2,229
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		200	205
6.212% due 11/22/2016		4,750	4,958
6.510% due 03/07/2022		400	420
8.146% due 04/11/2018		16,700	18,531
8.625% due 04/28/2034		2,500	2,952
9.250% due 04/23/2019		20,250	23,494
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		4,300	3,816
6.604% due 02/03/2021		29,800	30,544
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		175	186
Petrobras Global Finance BV
5.625% due 05/20/2043		3,100	2,844
6.250% due 03/17/2024 (e)		48,400	51,390
7.250% due 03/17/2044		3,300	3,633
Petroleos Mexicanos
5.500% due 01/21/2021		12,300	13,660
5.500% due 02/24/2025	EUR	13,000	20,407
6.500% due 06/02/2041 (e)		$31,450	36,954
6.625% due 06/15/2035		500	593
6.625% due 06/15/2038		1,300	1,516
Rosneft Finance S.A.
6.250% due 02/02/2015		1,100	1,106

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	59

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Verizon Communications, Inc.
4.500% due 09/15/2020	$5,400	$5,867
5.150% due 09/15/2023 (e)	12,200	13,667

		275,405

Total Corporate Bonds & Notes (Cost $1,192,485)		1,203,033

MUNICIPAL BONDS & NOTES 17.8%

CALIFORNIA 8.6%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	11,000	14,567
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.918% due 04/01/2040	1,300	1,784
7.043% due 04/01/2050	14,000	20,299
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	15,000	17,973
California State General Obligation Bonds, (BABs), Series 2010
7.700% due 11/01/2030	12,000	14,971
7.950% due 03/01/2036	27,250	33,721
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	7,200	9,278
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
4.530% due 06/01/2022	1,850	2,064
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	2,800	3,657
7.618% due 08/01/2040	12,300	17,457
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040	6,400	7,116
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	6,500	7,930
M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,000	1,375
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	204	278
Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	3,500	4,347

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	$4,200	$4,812
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	6,500	8,626
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	5,100	6,164
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	1,550	1,763
7.021% due 08/01/2040	3,250	3,715
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	2,300	2,601
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	2,400	2,673
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	6,400	7,500
Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2005
5.400% due 06/01/2027	985	920
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	1,050	849
University of California Revenue Bonds, (BABs), Series 2010
6.296% due 05/15/2050	3,350	3,939

		200,379

ILLINOIS 0.7%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	10,100	11,796
Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	900	1,091
Illinois State Toll Highway Authority Revenue Bonds, (BABs), Series 2009
6.184% due 01/01/2034	2,200	2,778

		15,665

MASSACHUSETTS 0.0%
University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.423% due 05/01/2029	750	851

60	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 0.1%
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	$1,250	$1,469

NEW JERSEY 0.8%
New Jersey Economic Development Authority Revenue Bonds, (BABs), Series 2010
6.425% due 12/15/2035	1,335	1,488
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2029	200	171
5.000% due 06/01/2041	21,960	16,418

		18,077

NEW YORK 3.8%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	3,500	4,314
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	12,000	16,423
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
4.325% due 11/01/2021	7,330	8,118
4.525% due 11/01/2022	16,700	18,610
5.932% due 11/01/2036	14,700	16,638
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	5,000	5,804
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
6.124% due 06/15/2042	3,000	3,427
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.500% due 03/15/2030	400	473
New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	4,000	4,581
Port Authority of New York & New Jersey Revenue Bonds, Series 2009
5.859% due 12/01/2024	2,500	3,110
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	5,200	6,197

		87,695

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 1.9%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	$10,500	$16,420
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	900	1,272
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	21,800	17,287
6.000% due 06/01/2042	11,825	9,404
6.500% due 06/01/2047	500	430

		44,813

PENNSYLVANIA 0.4%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	600	680
State Public School Building Authority, Pennsylvania Revenue Bonds, Series 2011
5.426% due 09/15/2026	8,500	9,710

		10,390

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	100	127

WASHINGTON 0.4%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	6,800	8,380

WEST VIRGINIA 1.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	31,095	26,493

Total Municipal Bonds & Notes (Cost $371,034)		414,339

U.S. GOVERNMENT AGENCIES 29.8%
Fannie Mae
0.352% due 10/27/2037	6,800	6,788
0.602% due 08/25/2021	17	17
2.035% due 05/01/2028	138	146
2.040% due 05/01/2034	123	123
2.100% due 11/01/2032	14	14
2.123% due 10/01/2032	23	23

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	61

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.215% due 09/01/2032	$13	$13
2.216% due 12/01/2034	102	109
2.220% due 09/01/2027	55	55
2.251% due 05/01/2033	146	156
2.264% due 01/01/2033	66	70
2.425% due 10/01/2034	141	141
2.500% due 05/01/2017	10	10
2.519% due 06/01/2020	17	17
2.756% due 05/01/2018	23	24
2.758% due 01/01/2018	17	17
3.000% due 11/01/2044 - 12/01/2044	216,000	215,584
3.193% due 03/25/2041	20	20
3.500% due 11/01/2044	125,000	129,207
3.596% due 05/25/2042	18	19
4.000% due 11/25/2019 - 11/01/2044	125,374	133,105
4.500% due 11/25/2026 - 12/01/2044	128,203	138,772
5.000% due 11/01/2033 - 12/01/2044	55,000	60,742
6.000% due 08/01/2022 - 12/01/2023	187	204
6.500% due 01/01/2025 - 12/01/2028	66	74
7.000% due 11/01/2038	86	93
7.010% due 08/01/2022	45	47
7.925% due 02/01/2025	1	1
11.000% due 07/15/2020	30	31
Freddie Mac
0.603% due 08/15/2029 - 12/15/2031	68	68
0.653% due 09/15/2030	7	7
0.703% due 03/15/2032	10	10
0.803% due 03/15/2020 - 02/15/2024	239	247
0.853% due 10/15/2019	2	2
1.303% due 09/15/2022	39	40
1.503% due 08/15/2023	11	12
1.955% due 08/01/2032	75	75
2.250% due 08/01/2029	20	21
2.314% due 02/01/2033	71	75
2.334% due 04/01/2032	62	63
2.348% due 01/01/2033	9	9
2.364% due 02/01/2029	117	123
2.375% due 01/01/2032 - 10/01/2032	202	210
2.393% due 07/01/2032	9	9
2.437% due 07/01/2029	10	10
2.475% due 08/01/2032	13	13
2.625% due 10/01/2032	62	63
4.500% due 05/15/2018	11	12
5.500% due 04/15/2035	2,800	3,149
6.000% due 08/15/2016 - 12/15/2028	542	589

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 08/15/2016 - 12/15/2023	$23	$24
7.000% due 04/01/2029 - 06/01/2030	20	23
7.500% due 08/15/2030	69	79
Ginnie Mae
0.507% due 06/20/2032	18	18
1.625% due 03/20/2017 - 06/20/2032	706	732
2.000% due 05/20/2018 - 09/20/2027	145	150
2.125% due 06/20/2022	32	33
2.500% due 01/20/2018 - 09/20/2021	21	23
3.000% due 04/20/2019 - 08/20/2025	70	70
6.500% due 05/15/2023 - 12/15/2023	2	2
NCUA Guaranteed Notes
0.603% due 10/07/2020	2,916	2,935
Vendee Mortgage Trust
6.500% due 09/15/2024	750	845

Total U.S. Government Agencies (Cost $694,313)		695,363

U.S. TREASURY OBLIGATIONS 0.1%
U.S. Treasury Notes
0.250% due 01/31/2015 (h)	522	522
2.000% due 02/15/2022 (h)	1,300	1,294

Total U.S. Treasury Obligations (Cost $1,797)		1,816

MORTGAGE-BACKED SECURITIES 17.9%
Adjustable Rate Mortgage Trust
2.671% due 11/25/2035 ^	383	330
2.756% due 02/25/2036	257	209
4.843% due 11/25/2035	737	675
4.896% due 01/25/2036	186	171
American Home Mortgage Assets Trust
0.342% due 09/25/2046	1,199	892
0.362% due 10/25/2046	976	683
1.034% due 11/25/2046	814	448
American Home Mortgage Investment Trust
0.442% due 02/25/2045	203	202
Banc of America Alternative Loan Trust
6.000% due 07/25/2046 ^	362	301
16.606% due 09/25/2035	361	449
Banc of America Funding Ltd
0.417% due 10/03/2039	5,639	5,567
Banc of America Funding Trust
0.347% due 10/20/2036	324	233
0.362% due 04/25/2037	275	188

62	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.457% due 05/20/2047	$166	$137
0.552% due 05/25/2037	231	163
2.640% due 02/20/2036	1,148	1,141
2.790% due 04/20/2035	374	283
2.796% due 09/20/2047	447	332
5.453% due 09/20/2046	301	254
5.500% due 03/25/2036 ^	65	62
Banc of America Mortgage Trust
2.622% due 02/25/2033	2	2
2.644% due 07/25/2035	91	85
5.500% due 09/25/2035	1,389	1,340
5.500% due 05/25/2037	348	273
BCAP LLC Trust
0.302% due 05/25/2047	180	136
0.312% due 03/26/2037	177	173
0.354% due 07/26/2036	496	474
0.362% due 05/26/2047	385	371
0.372% due 05/25/2047 ^	1,162	883
0.405% due 07/26/2035	221	218
0.652% due 05/26/2035	167	154
0.672% due 11/26/2035	309	303
0.802% due 09/25/2047	257	220
0.814% due 11/26/2046	404	390
0.895% due 01/26/2036	214	212
1.581% due 10/26/2035	323	323
2.246% due 07/26/2036	963	965
2.382% due 01/26/2034	127	126
2.589% due 07/26/2036	620	527
2.610% due 02/26/2035	263	261
2.619% due 06/26/2035	517	523
2.809% due 07/26/2036	346	349
2.809% due 03/26/2037	327	260
4.000% due 02/26/2037	412	409
4.824% due 03/27/2037	439	291
5.007% due 07/26/2036	86	69
12.801% due 10/26/2036	435	404
BCRR Trust
5.797% due 08/17/2045	4,066	4,445
Bear Stearns Adjustable Rate Mortgage Trust
2.271% due 08/25/2035	6,213	6,254
2.430% due 10/25/2035	1,843	1,820
2.455% due 12/25/2046 ^	2,396	2,065
2.474% due 06/25/2035	82	75
2.528% due 03/25/2035	2,565	2,595
2.530% due 02/25/2036 ^	299	244
2.607% due 11/25/2034	207	202
2.652% due 02/25/2034	167	167
2.653% due 05/25/2034	84	82
2.665% due 10/25/2035	320	318
2.679% due 03/25/2035	157	153
2.712% due 01/25/2035	42	42
2.772% due 01/25/2034	156	157
2.933% due 05/25/2047 ^	618	532
5.174% due 08/25/2035	167	150

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns ALT-A Trust
0.592% due 04/25/2036	$343	$254
2.447% due 02/25/2036 ^	73	59
2.455% due 06/25/2034	4,779	3,734
2.538% due 02/25/2036 ^	738	508
2.551% due 05/25/2035	146	140
2.670% due 08/25/2036 ^	430	261
4.334% due 11/25/2036 ^	249	194
4.865% due 07/25/2035	1,205	1,004
5.243% due 05/25/2036	1,211	925
Bear Stearns Mortgage Funding Trust
0.342% due 01/25/2037	187	154
Bear Stearns Mortgage Securities, Inc.
6.374% due 03/25/2031	12	13
Bear Stearns Structured Products, Inc. Trust
2.506% due 01/26/2036	1,844	1,476
Chase Mortgage Finance Trust
2.475% due 03/25/2037	215	197
5.164% due 03/25/2037	118	114
5.641% due 09/25/2036	3,956	3,604
6.000% due 05/25/2037	242	216
ChaseFlex Trust
0.452% due 07/25/2037	414	358
4.805% due 08/25/2037 ^	76	61
5.000% due 07/25/2037	252	222
Citigroup Commercial Mortgage Trust
5.322% due 12/17/2049	9,862	10,595
5.858% due 07/17/2040	13,898	14,789
Citigroup Mortgage Loan Trust, Inc.
0.321% due 10/25/2046	300	286
2.299% due 10/25/2046	495	397
2.438% due 09/25/2037	200	190
2.521% due 10/25/2035	516	512
2.521% due 11/25/2035	338	336
2.550% due 12/25/2035 ^	239	182
2.559% due 08/25/2035	99	99
2.809% due 03/25/2037	233	185
3.667% due 09/25/2037 ^	1,396	1,225
5.208% due 08/25/2035	4,051	3,983
5.500% due 12/25/2035	257	182
6.489% due 11/25/2037	185	155
CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037	340	292
Commercial Mortgage Trust
3.156% due 07/10/2046	14,742	14,950
Community Program Loan Trust
4.500% due 04/01/2029	419	424
Countrywide Alternative Loan Resecuritization Trust
0.422% due 03/25/2047	338	312
6.000% due 08/25/2037	144	112
6.000% due 08/25/2037 ^	125	100
Countrywide Alternative Loan Trust
0.292% due 08/25/2037	1,642	1,369

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	63

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.312% due 12/25/2046 ^	$310	$303
0.322% due 11/25/2036	2,365	2,118
0.322% due 01/25/2037 ^	466	432
0.332% due 11/25/2036	293	267
0.332% due 05/25/2047	2,629	2,210
0.337% due 02/20/2047	2,914	2,203
0.342% due 07/25/2046	250	231
0.342% due 09/25/2046 ^	1,056	891
0.342% due 10/25/2046	497	483
0.367% due 07/20/2046 ^	98	68
0.372% due 05/25/2035	4,233	3,642
0.402% due 06/25/2035	298	262
0.412% due 07/25/2035	289	250
0.412% due 12/25/2035	2,037	1,810
0.422% due 05/25/2036 ^	76	56
0.462% due 08/25/2035	429	333
0.462% due 10/25/2035	285	234
0.652% due 05/25/2035	7,498	6,297
0.935% due 09/25/2034	149	147
1.114% due 02/25/2036	901	818
2.434% due 05/25/2036	134	105
2.459% due 08/25/2035	543	478
4.588% due 06/25/2047	418	352
5.307% due 11/25/2035 ^	227	184
5.500% due 11/25/2035	220	183
5.500% due 02/25/2036	184	165
5.750% due 03/25/2037 ^	306	263
5.750% due 04/25/2047	268	222
6.000% due 12/25/2034	186	187
6.000% due 03/25/2036	451	376
6.000% due 08/25/2036	721	655
6.000% due 02/25/2037	932	744
6.000% due 04/25/2037	185	163
6.000% due 05/25/2037 ^	334	281
6.000% due 05/25/2037	480	396
6.000% due 08/25/2037	854	730
6.250% due 11/25/2036 ^	191	181
6.500% due 12/25/2036	132	109
6.500% due 08/25/2037	595	435
19.382% due 07/25/2035	117	162
Countrywide Home Loan Mortgage Pass-Through Trust
0.382% due 05/25/2035	170	145
0.452% due 04/25/2046 ^	155	101
0.472% due 03/25/2035	1,225	1,178
0.492% due 03/25/2036	848	500
0.522% due 02/25/2035	804	707
0.542% due 02/25/2035	682	527
0.692% due 02/25/2035	37	36
0.772% due 03/25/2035	827	766
2.313% due 02/20/2036	109	99
2.431% due 11/25/2034	228	217
2.442% due 08/25/2034	159	147
2.458% due 05/20/2036	149	137
2.486% due 02/20/2036	802	676
2.494% due 04/25/2035 ^	295	88
2.519% due 05/20/2036	350	284

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.644% due 11/25/2037	$546	$485
5.030% due 10/20/2035	209	176
5.104% due 01/25/2036 ^	338	319
5.500% due 07/25/2037	875	813
5.750% due 12/25/2035 ^	336	319
6.000% due 02/25/2037	993	956
6.000% due 03/25/2037	328	298
6.000% due 07/25/2037	582	502
6.500% due 11/25/2036	2,090	1,893
Countrywide Home Loan Reperforming REMIC Trust
6.000% due 03/25/2035	228	230
Credit Suisse Commercial Mortgage Trust
5.900% due 09/15/2039 (e)	23,274	25,338
Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032	9	9
1.302% due 09/25/2034	205	171
Credit Suisse Mortgage Capital Certificates
0.305% due 03/27/2036	222	218
0.395% due 05/27/2037	100	84
0.554% due 12/27/2035	300	287
1.958% due 04/28/2037	579	388
2.467% due 04/26/2038	1,900	1,856
2.517% due 09/27/2036	297	299
2.831% due 08/28/2036	179	174
Deutsche ALT-A Securities, Inc.
0.452% due 04/25/2037	727	411
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.312% due 01/25/2047	210	154
0.342% due 08/25/2047	920	765
Deutsche Mortgage & Asset Receiving Corp.
0.408% due 11/27/2036	500	421
Downey Savings & Loan Association Mortgage Loan Trust
0.477% due 07/19/2045 ^	120	27
First Horizon Alternative Mortgage Securities Trust
2.219% due 04/25/2036	392	330
2.386% due 01/25/2036	755	613
First Horizon Mortgage Pass-Through Trust
2.618% due 11/25/2037	167	149
6.250% due 11/25/2036	1,055	1,064
GMAC Mortgage Corp. Loan Trust
2.940% due 11/19/2035	305	288
Granite Master Issuer PLC
0.337% due 12/20/2054	2,959	2,941
Greenpoint Mortgage Funding Trust
0.352% due 12/25/2046 ^	384	217
GSC Capital Corp. Mortgage Trust
0.332% due 05/25/2036	325	251
GSR Mortgage Loan Trust
2.539% due 09/25/2034	209	199
2.660% due 09/25/2035	862	867
2.667% due 04/25/2035	120	119

64	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.675% due 11/25/2035	$272	$248
2.783% due 04/25/2035	135	132
HarborView Mortgage Loan Trust
0.347% due 01/19/2038	79	67
0.377% due 05/19/2035	3,557	2,986
0.407% due 01/19/2036	237	165
0.407% due 01/19/2038 ^	181	60
0.407% due 09/19/2046 ^	48	4
0.497% due 01/19/2035	99	84
0.885% due 07/19/2045	106	102
2.513% due 12/19/2035 ^	290	223
2.661% due 12/19/2035 ^	262	234
HomeBanc Mortgage Trust
0.332% due 12/25/2036	242	211
Impac Secured Assets Trust
0.302% due 11/25/2036	2,198	1,575
0.322% due 01/25/2037	541	451
IndyMac Mortgage Loan Trust
0.332% due 07/25/2047	646	503
0.342% due 09/25/2046	239	206
0.432% due 03/25/2035	599	534
0.452% due 11/25/2035 ^	358	217
2.059% due 06/25/2037 ^	195	150
2.625% due 06/25/2035 ^	181	153
4.307% due 06/25/2036	3,102	2,984
4.409% due 11/25/2035 ^	336	278
4.535% due 09/25/2035	220	193
4.535% due 09/25/2035 ^	539	39
4.547% due 08/25/2035	2,055	1,706
4.692% due 10/25/2035	1,804	1,549
4.994% due 08/25/2036	5,379	5,348
JPMorgan Alternative Loan Trust
0.652% due 06/27/2037	8,356	6,981
3.205% due 12/25/2036	113	103
JPMorgan Chase Commercial Mortgage Securities Trust
2.749% due 11/15/2043	18,609	18,894
3.341% due 07/15/2046	19,749	20,389
4.106% due 07/15/2046	22,900	24,609
5.336% due 05/15/2047	591	633
JPMorgan Mortgage Trust
2.356% due 11/25/2035	202	191
2.522% due 01/25/2037	55	49
2.546% due 04/25/2035	98	99
2.548% due 07/25/2035	938	953
2.594% due 07/25/2035	1,197	1,220
2.596% due 09/25/2034	740	743
2.778% due 04/25/2035	103	104
5.040% due 11/25/2035	198	189
5.583% due 06/25/2037 ^	416	382
6.000% due 01/25/2036	252	229
JPMorgan Resecuritization Trust
2.564% due 08/27/2037	271	275

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lavender Trust
6.250% due 10/26/2036	$321	$230
Lehman Mortgage Trust
5.490% due 01/25/2036	428	403
5.696% due 12/25/2035	529	457
6.000% due 07/25/2036 ^	160	125
Lehman XS Trust
0.302% due 07/25/2047	237	229
0.352% due 08/25/2046	154	119
0.382% due 04/25/2046	136	103
0.382% due 08/25/2046 ^	8	1
0.392% due 11/25/2046	141	27
Luminent Mortgage Trust
0.322% due 12/25/2036	1,338	1,082
0.352% due 10/25/2046	449	386
MASTR Adjustable Rate Mortgages Trust
0.392% due 05/25/2037	221	151
MASTR Reperforming Loan Trust
7.000% due 05/25/2035	1,714	1,741
8.000% due 07/25/2035	1,560	1,615
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.610% due 10/20/2029	93	95
Merrill Lynch Alternative Note Asset Trust
0.332% due 04/25/2037	1,248	1,193
0.452% due 03/25/2037	830	426
6.000% due 05/25/2037	336	269
Merrill Lynch Mortgage Investors Trust
0.612% due 04/25/2029	135	128
0.812% due 09/25/2029	120	120
0.815% due 11/25/2029	174	168
1.325% due 07/25/2029	146	141
1.572% due 10/25/2035	639	629
2.124% due 02/25/2036	111	111
2.692% due 11/25/2035	253	253
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.882% due 08/12/2049	2,000	2,196
Morgan Stanley Capital Trust
5.332% due 12/15/2043 (e)	36,215	38,661
5.692% due 04/15/2049	1,100	1,196
Morgan Stanley Dean Witter Capital, Inc. Trust
1.699% due 03/25/2033	177	166
Morgan Stanley Mortgage Loan Trust
0.432% due 11/25/2035	236	233
0.472% due 01/25/2035	113	109
2.133% due 06/25/2036	281	274
6.000% due 10/25/2037 ^	139	115
Morgan Stanley Re-REMIC Trust
0.459% due 02/26/2037	412	268
0.462% due 01/26/2051	575	549
0.464% due 03/26/2037	231	170
5.500% due 08/26/2047	140	147

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	65

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034	$827	$892
Nomura Asset Acceptance Corp. Alternative Loan Trust
5.190% due 02/25/2036 ^	1,183	990
RBSSP Resecuritization Trust
0.472% due 03/26/2037	9,810	9,603
Residential Accredit Loans, Inc. Trust
0.322% due 12/25/2036	726	564
0.352% due 05/25/2047	282	234
0.362% due 06/25/2037	227	173
0.402% due 08/25/2037	736	589
0.452% due 01/25/2035	218	211
0.452% due 08/25/2035	312	246
0.552% due 10/25/2045	243	189
3.195% due 02/25/2035	667	535
3.568% due 02/25/2036 ^	223	162
8.000% due 04/25/2036 ^	316	303
Residential Asset Securitization Trust
6.000% due 06/25/2036	301	219
6.000% due 11/25/2036	191	141
6.000% due 03/25/2037 ^	185	142
6.250% due 11/25/2036	130	99
6.500% due 04/25/2037	1,547	953
Residential Funding Mortgage Securities, Inc. Trust
3.398% due 03/25/2035	2,048	1,690
5.500% due 02/25/2035	135	135
6.000% due 09/25/2036 ^	545	504
Structured Adjustable Rate Mortgage Loan Trust
0.472% due 10/25/2035	3,010	2,563
0.887% due 06/25/2034	845	796
1.516% due 05/25/2035	962	688
2.431% due 12/25/2035	237	228
2.477% due 10/25/2034	124	124
2.479% due 02/25/2036	608	490
2.522% due 10/25/2036	331	251
2.550% due 01/25/2036 ^	7	7
2.620% due 09/25/2036 ^	6,214	3,891
2.626% due 06/25/2036	129	108
4.577% due 07/25/2037 ^	12	9
Structured Asset Mortgage Investments Trust
0.282% due 03/25/2037	335	259
0.332% due 09/25/2047	147	124
0.342% due 06/25/2036	12,487	10,336
0.342% due 07/25/2046	1,040	846
0.342% due 09/25/2047	1,514	1,130
0.352% due 05/25/2036	1,621	1,244
0.362% due 09/25/2047	3,235	2,279
0.372% due 05/25/2046	1,312	736
0.412% due 05/25/2046 ^	140	33
0.857% due 03/19/2034	809	754
0.857% due 02/19/2035	371	360
0.893% due 12/19/2033	803	777
1.614% due 02/25/2036	1,160	1,022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.839% due 05/25/2032	$1	$1
2.217% due 01/25/2032	5	5
2.390% due 02/25/2034	188	184
2.516% due 02/25/2032	2	2
2.708% due 08/25/2032	105	104
Structured Asset Securities Corp. Trust
0.502% due 02/25/2035	101	95
Suntrust Adjustable Rate Mortgage Loan Trust
6.002% due 02/25/2037	717	551
Thornburg Mortgage Securities Trust
0.792% due 09/25/2043	115	111
0.892% due 09/25/2044	110	107
2.438% due 09/25/2037	216	214
Wachovia Mortgage Loan Trust LLC
5.442% due 10/20/2035	192	191
WaMu Mortgage Pass-Through Certificates Trust
0.422% due 12/25/2045	17	17
0.472% due 01/25/2045	530	500
0.522% due 11/25/2034	439	421
0.562% due 11/25/2045	429	391
0.578% due 10/25/2044	2,337	2,264
0.642% due 11/25/2034	1,210	1,128
0.865% due 06/25/2047 ^	312	132
0.925% due 07/25/2047	1,256	1,074
1.314% due 11/25/2042	49	48
2.167% due 11/25/2046	426	390
2.198% due 12/25/2036 ^	2,936	2,654
2.217% due 08/25/2036	284	249
2.392% due 08/25/2033	821	847
4.064% due 12/25/2036 ^	335	307
Washington Mutual Mortgage Pass-Through Certificates Trust
0.602% due 05/25/2035	903	732
0.815% due 04/25/2047	702	564
0.885% due 04/25/2047	1,026	830
4.765% due 09/25/2036	221	130
Wells Fargo Alternative Loan Trust
2.590% due 07/25/2037	164	139
Wells Fargo Mortgage-Backed Securities Trust
0.652% due 07/25/2037	335	285
2.609% due 07/25/2036	3,602	3,503
2.611% due 10/25/2036 ^	179	174
2.615% due 08/25/2034	369	375
2.615% due 01/25/2035	1,061	1,054
2.615% due 03/25/2035	3,214	3,269
2.615% due 06/25/2035	6,268	6,230
2.615% due 03/25/2036	2,122	2,118
2.620% due 10/25/2036	1,685	1,595
2.629% due 03/25/2036	285	274
5.254% due 05/25/2035	165	166
6.000% due 06/25/2037	415	422

Total Mortgage-Backed Securities (Cost $405,078)		416,803

66	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 9.3%
Aames Mortgage Investment Trust
0.935% due 10/25/2035	$200	$159
1.355% due 06/25/2035	700	549
Accredited Mortgage Loan Trust
0.282% due 02/25/2037	4,109	3,921
0.412% due 09/25/2036	1,100	924
0.630% due 09/25/2035	200	151
ACE Securities Corp. Home Equity Loan Trust
0.262% due 12/25/2036	413	188
0.292% due 07/25/2036	601	420
0.307% due 08/25/2036	1,038	891
0.312% due 05/25/2036	163	143
0.452% due 02/25/2036	200	176
0.595% due 11/25/2035	200	160
0.622% due 10/25/2035	1,800	1,522
0.772% due 02/25/2036 ^	200	162
0.802% due 07/25/2035	100	86
1.052% due 12/25/2034	190	173
1.127% due 06/25/2034	228	216
Aegis Asset-Backed Securities Trust
0.582% due 12/25/2035	200	136
0.632% due 06/25/2035	200	136
0.855% due 03/25/2035	300	234
1.152% due 03/25/2035 ^	200	178
Ameriquest Mortgage Securities Trust
0.542% due 03/25/2036	400	340
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.602% due 07/25/2035	800	712
0.602% due 01/25/2036	300	274
0.622% due 11/25/2035	200	159
0.672% due 09/25/2035	10,000	8,028
0.752% due 08/25/2035	1,000	988
0.760% due 11/25/2034	77	77
0.892% due 03/25/2035	200	158
Amortizing Residential Collateral Trust
0.692% due 06/25/2032	41	38
0.732% due 07/25/2032	73	67
1.152% due 10/25/2034	372	367
Argent Securities Trust
0.302% due 09/25/2036	1,082	442
0.342% due 03/25/2036	425	226
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.382% due 01/25/2036	145	98
Asset-Backed Funding Certificates Trust
0.262% due 01/25/2037	679	424
0.312% due 01/25/2037	428	269
0.372% due 01/25/2037	257	163
0.772% due 04/25/2034	877	869
0.827% due 06/25/2035	425	385
1.152% due 06/25/2037	346	246

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asset-Backed Securities Corp. Home Equity Loan Trust
0.602% due 11/25/2035	$300	$264
1.052% due 06/25/2035	200	166
1.355% due 06/25/2034	200	166
3.154% due 08/15/2033	56	52
Basic Asset-Backed Securities Trust
0.462% due 04/25/2036	200	174
Bayview Financial Asset Trust
0.552% due 12/25/2039	502	472
Bear Stearns Asset-Backed Securities Trust
0.265% due 11/25/2036	223	214
0.302% due 06/25/2036	425	405
0.322% due 05/25/2036 ^	421	362
0.332% due 06/25/2047	170	164
0.342% due 05/25/2037	387	349
0.352% due 12/25/2036	572	536
0.422% due 06/25/2036	200	166
0.552% due 09/25/2046	357	307
0.585% due 12/25/2035	500	452
0.602% due 08/25/2036	400	336
0.655% due 12/25/2035	300	272
0.702% due 06/25/2036	300	257
0.742% due 06/25/2043	2,189	2,161
0.855% due 11/25/2035	273	230
1.115% due 04/25/2035	180	168
1.402% due 08/25/2037	218	201
2.510% due 10/25/2036	85	64
22.993% due 03/25/2036	265	293
Carrington Mortgage Loan Trust
0.372% due 01/25/2037	1,200	740
0.412% due 02/25/2037	1,400	999
1.202% due 05/25/2035	300	217
Cendant Mortgage Corp.
5.973% due 07/25/2043	35	35
Citigroup Mortgage Loan Trust, Inc.
0.292% due 12/25/2036	1,463	1,304
0.292% due 05/25/2037	122	117
0.322% due 05/25/2037	800	709
0.412% due 01/25/2037	300	247
0.462% due 12/25/2035	911	849
0.552% due 11/25/2046	478	407
0.562% due 10/25/2035	1,700	1,466
0.602% due 11/25/2045	300	268
0.612% due 09/25/2035	492	491
0.632% due 09/25/2035 ^	300	283
0.642% due 09/25/2035	500	372
0.772% due 05/25/2035	200	157
5.695% due 05/25/2036 ^	250	169
Conseco Financial Corp.
6.180% due 04/01/2030	2,300	2,370
6.810% due 12/01/2028	1,507	1,587
6.870% due 04/01/2030	560	596
7.060% due 02/01/2031	1,000	1,024

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	67

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.400% due 06/15/2027	$11	$11
7.550% due 01/15/2029	126	133
Countrywide Asset-Backed Certificates
0.252% due 08/25/2037	188	186
0.272% due 06/25/2047	142	142
0.292% due 02/25/2037	197	190
0.292% due 07/25/2037	8,600	6,714
0.302% due 12/25/2036	704	659
0.302% due 05/25/2037	1,595	1,387
0.305% due 01/25/2037	278	263
0.312% due 01/25/2034	254	220
0.312% due 05/25/2036	1,439	1,323
0.312% due 03/25/2037	543	490
0.322% due 03/25/2037	902	794
0.322% due 05/25/2037	743	662
0.322% due 06/25/2047	891	796
0.332% due 06/25/2047	1,200	1,050
0.342% due 06/25/2047	600	509
0.372% due 09/25/2037	400	308
0.372% due 09/25/2047	3,200	2,404
0.382% due 10/25/2047	900	734
0.402% due 01/25/2046	200	128
0.402% due 06/25/2047	243	125
0.455% due 07/25/2036	500	445
0.502% due 04/25/2036	100	87
0.537% due 11/25/2035	300	286
0.552% due 06/25/2036	300	205
0.602% due 03/25/2047 ^	203	136
0.605% due 04/25/2036	100	71
0.622% due 11/25/2033	3	3
0.632% due 12/25/2031	814	628
0.642% due 02/25/2036	200	159
0.672% due 12/25/2035	700	689
0.812% due 12/25/2035	300	250
0.852% due 08/25/2035	100	88
1.155% due 02/25/2035	300	261
5.530% due 04/25/2047	418	409
Countrywide Asset-Backed Certificates Trust
0.302% due 03/25/2047	469	402
0.615% due 05/25/2036	600	489
0.652% due 08/25/2047	70	69
0.685% due 02/25/2036	200	165
0.775% due 08/25/2035	200	186
0.872% due 07/25/2034	300	284
0.885% due 07/25/2035	400	337
0.952% due 08/25/2047	1,300	1,115
1.052% due 10/25/2034	412	401
1.055% due 04/25/2035	200	157
1.127% due 02/25/2034	125	118
Credit-Based Asset Servicing and Securitization LLC
0.272% due 07/25/2037	20	13
0.372% due 07/25/2037	436	290
0.722% due 07/25/2036	300	269
1.097% due 04/25/2036	80	69
4.153% due 07/25/2035 ^	80	80

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Delta Funding Home Equity Loan Trust
0.794% due 08/15/2030	$87	$74
Denver Arena Trust
6.940% due 11/15/2019	279	281
EMC Mortgage Loan Trust
0.892% due 05/25/2040	20	18
First Franklin Mortgage Loan Trust
0.292% due 12/25/2036	440	273
0.302% due 07/25/2036	192	183
0.312% due 04/25/2036	434	357
0.392% due 04/25/2036	400	262
0.392% due 08/25/2036	400	278
0.512% due 10/25/2035	269	251
0.512% due 11/25/2035	200	127
0.602% due 06/25/2036	414	377
0.642% due 09/25/2035	300	286
0.662% due 09/25/2035	509	503
0.812% due 04/25/2035	451	451
0.962% due 04/25/2035	1,000	941
1.022% due 09/25/2034	501	443
1.097% due 03/25/2035	100	85
1.352% due 01/25/2035	122	99
1.577% due 10/25/2034	948	783
First NLC Trust
0.222% due 08/25/2037	79	44
0.615% due 05/25/2035	1,337	1,139
First Plus Home Loan Owners Trust
7.320% due 11/10/2023	6	0
Fremont Home Loan Trust
0.302% due 10/25/2036	461	242
0.302% due 01/25/2037	352	175
0.312% due 08/25/2036	264	115
0.322% due 02/25/2036	91	79
0.322% due 02/25/2037	1,240	726
0.422% due 02/25/2036	300	185
0.422% due 04/25/2036	3,000	1,865
0.642% due 07/25/2035	100	89
0.942% due 12/25/2029	17	15
GE-WMC Asset-Backed Pass-Through Certificates
0.402% due 12/25/2035	4,484	4,060
GSAA Home Equity Trust
0.272% due 04/25/2047	453	350
GSAMP Trust
0.242% due 01/25/2037	4,183	2,533
0.272% due 12/25/2036	1,329	693
0.302% due 06/25/2036	565	505
0.302% due 09/25/2036	447	209
0.302% due 12/25/2046	867	501
0.312% due 05/25/2046	73	62
0.352% due 11/25/2036	257	151
0.382% due 12/25/2046	260	152
0.392% due 12/25/2035	254	233
0.392% due 06/25/2036	414	258

68	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.422% due 04/25/2036	$400	$251
1.802% due 10/25/2034	154	135
Home Equity Asset Trust
1.247% due 05/25/2035	200	163
Home Equity Loan Trust
0.382% due 04/25/2037	800	473
0.492% due 04/25/2037	500	302
HSI Asset Securitization Corp. Trust
0.262% due 12/25/2036	318	154
0.322% due 12/25/2036	1,448	701
0.372% due 12/25/2036	965	472
0.542% due 11/25/2035	300	214
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.292% due 11/25/2036	684	551
0.312% due 11/25/2036	500	319
0.472% due 04/25/2047	500	353
IXIS Real Estate Capital Trust
0.572% due 02/25/2036	500	417
JPMorgan Mortgage Acquisition Corp.
0.332% due 02/25/2036	503	483
0.382% due 05/25/2035	522	509
JPMorgan Mortgage Acquisition Trust
0.312% due 01/25/2036	200	176
0.312% due 01/25/2037	1,022	997
0.312% due 05/25/2037	200	180
0.315% due 05/25/2036	563	545
0.325% due 04/25/2036	1,063	1,024
0.412% due 03/25/2037	300	230
0.412% due 05/25/2037	300	233
0.425% due 04/25/2036	300	258
0.425% due 05/25/2036	700	581
0.425% due 07/25/2036	200	145
0.432% due 01/25/2037	200	146
6.337% due 08/25/2036 ^	189	134
Lehman ABS Mortgage Loan Trust
0.242% due 06/25/2037	352	227
0.352% due 06/25/2037	283	185
Lehman XS Trust
0.305% due 04/25/2037 ^	1,378	1,015
0.322% due 02/25/2037	2,139	1,164
Long Beach Mortgage Loan Trust
0.532% due 08/25/2045	299	280
0.582% due 11/25/2035	600	520
0.992% due 07/25/2031	390	371
1.202% due 06/25/2035	500	395
1.427% due 02/25/2035	200	154
1.577% due 03/25/2032	632	600
MASTR Asset-Backed Securities Trust
0.262% due 08/25/2036	248	132
0.302% due 08/25/2036	409	219
0.332% due 02/25/2036	559	328
0.392% due 06/25/2036	240	135
0.392% due 08/25/2036	246	133

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.452% due 01/25/2036	$300	$289
0.532% due 01/25/2036	300	214
0.652% due 10/25/2035	396	273
0.902% due 12/25/2034 ^	141	132
Meritage Mortgage Loan Trust
0.902% due 11/25/2035	414	396
Merrill Lynch Mortgage Investors Trust
0.352% due 01/25/2037	170	163
0.392% due 08/25/2037	1,384	804
0.462% due 08/25/2036	300	270
0.602% due 02/25/2047	1,675	1,256
0.632% due 05/25/2036	500	447
MESA Trust
0.952% due 12/25/2031	1,067	974
Mid-State Capital Corp. Trust
6.005% due 08/15/2037	1,031	1,087
Morgan Stanley ABS Capital, Inc. Trust
0.222% due 10/25/2036	125	76
0.292% due 10/25/2036	185	114
0.292% due 11/25/2036	349	248
0.302% due 06/25/2036	776	664
0.302% due 09/25/2036	481	273
0.302% due 10/25/2036	300	205
0.302% due 11/25/2036	1,834	1,171
0.332% due 03/25/2037	541	309
0.352% due 02/25/2037	186	120
0.372% due 11/25/2036	436	314
0.402% due 03/25/2037	541	311
0.442% due 01/25/2036	2,000	1,788
0.462% due 12/25/2035	547	494
1.052% due 05/25/2034	186	170
1.082% due 03/25/2035	300	286
1.142% due 06/25/2035	400	361
1.202% due 04/25/2035	200	149
1.402% due 07/25/2037	400	294
1.802% due 03/25/2034	1,598	1,445
Morgan Stanley Dean Witter Capital, Inc. Trust
1.502% due 02/25/2033	1,266	1,209
Morgan Stanley Home Equity Loan Trust
0.312% due 04/25/2036	198	155
0.322% due 04/25/2037	843	541
0.382% due 04/25/2037	281	182
Morgan Stanley Mortgage Loan Trust
0.382% due 02/25/2037	231	136
0.512% due 04/25/2037	391	223
5.750% due 11/25/2036 ^	337	182
5.965% due 09/25/2046	601	437
New Century Home Equity Loan Trust
0.382% due 02/25/2036	83	83
0.402% due 12/25/2035	294	288
0.432% due 10/25/2035	434	429
0.602% due 06/25/2035	1,000	929

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	69

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.562% due 02/25/2036	$200	$180
6.032% due 10/25/2036	205	114
NovaStar Mortgage Funding Trust
0.302% due 06/25/2036	204	139
0.522% due 01/25/2036	81	80
0.622% due 01/25/2036	7,500	5,877
Option One Mortgage Loan Trust
0.292% due 01/25/2037	96	56
0.322% due 05/25/2037	244	148
0.372% due 01/25/2037	382	227
0.482% due 04/25/2037	178	108
0.512% due 01/25/2036	300	201
0.662% due 08/25/2035	400	308
Option One Mortgage Loan Trust Asset-Backed Certificates
0.592% due 11/25/2035	400	379
0.612% due 11/25/2035	1,100	816
Ownit Mortgage Loan Trust
0.752% due 10/25/2036	297	222
Park Place Securities, Inc.
0.642% due 09/25/2035	200	161
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.642% due 08/25/2035	200	155
0.642% due 09/25/2035	500	406
0.682% due 07/25/2035	400	346
0.702% due 07/25/2035	950	732
0.712% due 01/25/2036	100	94
0.782% due 06/25/2035	200	172
0.902% due 03/25/2035	400	321
0.982% due 01/25/2036	300	268
1.097% due 02/25/2035	118	119
1.202% due 10/25/2034	500	429
1.952% due 12/25/2034	676	556
People’s Choice Home Loan Securities Trust
0.875% due 05/25/2035 ^	200	183
People’s Financial Realty Mortgage Securities Trust
0.292% due 09/25/2036	486	194
Popular ABS Mortgage Pass-Through Trust
0.412% due 11/25/2046	200	175
0.542% due 02/25/2036	400	332
RAAC Trust
0.452% due 06/25/2044	126	110
0.502% due 11/25/2046	820	726
0.552% due 09/25/2045	4,100	3,329
0.552% due 06/25/2047	195	182
1.352% due 10/25/2045	250	226
1.652% due 09/25/2047	600	489
Renaissance Home Equity Loan Trust
5.812% due 11/25/2036	583	381
7.238% due 09/25/2037	291	191

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Mortgage Products Trust
0.312% due 12/25/2036	$256	$250
0.312% due 02/25/2037	604	550
0.372% due 10/25/2034	146	133
0.432% due 09/25/2036	300	232
0.452% due 05/25/2036	1,987	1,517
0.472% due 01/25/2036	1,000	727
0.582% due 11/25/2035	250	212
0.592% due 10/25/2035	200	181
0.612% due 10/25/2035	100	80
0.632% due 09/25/2035	300	259
1.055% due 08/25/2034	303	284
5.634% due 01/25/2034	2,260	2,416
5.649% due 07/25/2034 ^	1,906	1,588
Residential Asset Securities Corp. Trust
0.282% due 11/25/2036	984	817
0.312% due 11/25/2036	1,038	886
0.322% due 11/25/2036	1,223	1,079
0.392% due 09/25/2036	900	787
0.402% due 04/25/2037	400	351
0.422% due 05/25/2037	300	271
0.432% due 06/25/2036	1,000	789
0.482% due 12/25/2035	280	192
0.492% due 04/25/2037	1,600	1,114
0.532% due 02/25/2036	400	350
0.562% due 01/25/2036	200	174
0.572% due 10/25/2035	300	252
0.572% due 12/25/2035	400	329
0.592% due 11/25/2035	300	259
0.612% due 11/25/2035	300	234
0.797% due 03/25/2035	2,004	1,836
0.920% due 03/25/2034	116	108
0.992% due 12/25/2034	65	62
7.140% due 04/25/2032 ^	46	1
SACO Trust
0.912% due 11/25/2035	4	4
Salomon Mortgage Loan Trust
1.052% due 11/25/2033	411	391
Saxon Asset Securities Trust
1.322% due 07/25/2031	108	101
Securitized Asset-Backed Receivables LLC Trust
0.242% due 07/25/2036	312	153
0.292% due 05/25/2036	679	395
0.312% due 07/25/2036	305	151
0.392% due 07/25/2036	262	131
0.402% due 05/25/2036	1,507	898
0.422% due 03/25/2036	356	285
0.432% due 08/25/2035	372	367
0.592% due 08/25/2035	400	252
0.827% due 01/25/2035	219	199
1.112% due 01/25/2036 ^	186	163
3.502% due 01/25/2036 ^	86	64
SG Mortgage Securities Trust
0.312% due 07/25/2036	35,834	14,789
0.602% due 10/25/2035	1,000	802

70	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
1.734% due 04/25/2023	$11,134	$11,481
Soundview Home Loan Trust
0.232% due 06/25/2037	81	48
0.262% due 02/25/2037	381	186
0.302% due 01/25/2037	117	114
0.312% due 11/25/2036	850	712
0.332% due 02/25/2037	534	263
0.332% due 07/25/2037	2,825	1,790
0.502% due 03/25/2036	400	327
0.977% due 06/25/2035	300	268
1.102% due 10/25/2037	593	401
South Carolina Student Loan Corp.
1.234% due 09/03/2024	600	608
Specialty Underwriting & Residential Finance Trust
0.302% due 09/25/2037	183	107
0.302% due 11/25/2037	1,100	621
0.422% due 04/25/2037	300	161
0.802% due 12/25/2035	600	554
Structured Asset Investment Loan Trust
0.302% due 09/25/2036	487	389
0.342% due 03/25/2036	1,002	905
0.452% due 01/25/2036	313	241
1.052% due 05/25/2035	600	490
1.277% due 07/25/2033	136	130
Structured Asset Securities Corp. Mortgage Loan Trust
0.292% due 09/25/2036	781	764
0.302% due 09/25/2036	259	211
0.312% due 03/25/2036	252	243
0.322% due 12/25/2036	377	303
0.362% due 02/25/2037	1,277	1,131
0.382% due 01/25/2037	3,456	2,275
0.402% due 09/25/2036	200	159
0.522% due 04/25/2036	600	513
1.052% due 08/25/2037	521	486
1.152% due 08/25/2037	1,443	1,354
Structured Asset Securities Corp. Trust
0.612% due 09/25/2035	700	483
Wells Fargo Home Equity Asset-Backed Securities Trust
0.482% due 05/25/2036	300	239
0.782% due 08/25/2035	1,000	883
0.782% due 11/25/2035	200	177
1.202% due 08/25/2035	200	181

Total Asset-Backed Securities (Cost $213,458)		217,025

SOVEREIGN ISSUES 3.0%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016	1,400	1,433

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Export-Import Bank of China
4.875% due 07/21/2015	$7,400	$7,610
Export-Import Bank of Korea
5.125% due 06/29/2020	21,900	24,699
Qatar Government International Bond
4.000% due 01/20/2015	3,900	3,931
5.250% due 01/20/2020	10,200	11,628
6.400% due 01/20/2040	2,300	2,961
6.550% due 04/09/2019	9,500	11,329
Venezuela Government International Bond
9.250% due 05/07/2028	10,000	6,400

Total Sovereign Issues (Cost $66,086)		69,991

SHORT-TERM INSTRUMENTS 13.2%

REPURCHASE AGREEMENTS (d) 4.7%
		110,775

SHORT-TERM NOTES 6.8%
Fannie Mae
0.071% due 04/27/2015	28,700	28,693
0.076% due 05/01/2015	6,700	6,698
0.081% due 05/01/2015	3,900	3,899
Freddie Mac
0.020% due 02/06/2015	1,200	1,200
0.071% due 04/01/2015 - 04/10/2015	109,600	109,577
0.081% due 04/27/2015	7,300	7,298

		157,365

U.S. TREASURY BILLS 1.7%
0.024% due 11/06/2014 - 04/16/2015 (a)(e)(h)	40,753	40,752

Total Short-Term Instruments (Cost $308,877)		308,892

Total Investments in Securities (Cost $3,253,128)		3,327,262

Total Investments 142.7% (Cost $3,253,128)		$3,327,262

Financial Derivative Instruments (f)(g) (0.1%) (Cost or Premiums, net $(1,114))		(2,418)

Other Assets and Liabilities, net (42.6%)		(992,643)

Net Assets 100.0%		$2,332,201

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	71

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(c)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	8.500%	08/07/2019 - 08/08/2019	08/07/2014	$17,360	$17,700	0.76%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BCY	0.060%	10/22/2014	11/05/2014	$26,800	U.S. Treasury Notes 1.250% due 01/31/2019	$(27,224)	$26,800	$26,801
BOS	0.160%	10/31/2014	11/03/2014	11,200	U.S. Treasury Bonds 3.750% due 11/15/2043	(11,580)	11,200	11,200
RDR	0.160%	10/31/2014	11/03/2014	69,500	U.S. Treasury Notes 2.625% due 08/15/2020	(70,965)	69,500	69,501
SSB	0.000%	10/31/2014	11/03/2014	3,275	Freddie Mac 2.000% due 11/02/2022	(3,342)	3,275	3,275

Total Repurchase Agreements						$(113,111)	$110,775	$110,777

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	0.500%	10/01/2014	11/03/2014	$(65,322)	$(65,352)
	0.500%	11/03/2014	12/05/2014	(40,853)	(40,853)
BPG	0.390%	10/06/2014	11/19/2014	(21,280)	(21,287)
	0.390%	10/14/2014	11/17/2014	(34,323)	(34,331)
	0.410%	10/27/2014	01/27/2015	(39,133)	(39,136)
	0.410%	10/28/2014	01/27/2015	(17,088)	(17,089)
DEU	0.700%	10/24/2014	11/17/2014	(10,082)	(10,084)
RDR	0.370%	09/29/2014	11/07/2014	(1,930)	(1,931)
	0.370%	10/01/2014	11/07/2014	(27,699)	(27,708)
	0.850%	10/06/2014	11/07/2014	(58,074)	(58,112)
UBS	0.300%	10/30/2014	12/01/2014	(39,985)	(39,986)
	0.400%	10/30/2014	12/01/2014	(24,168)	(24,169)

Total Reverse Repurchase Agreements					$(380,038)

(2)	The average amount of borrowings while outstanding during the period ended October 31, 2014 was $1,205,894 at a weighted average interest rate of 0.106%.

72	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

SHORT SALES:

Counterparty	Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
DEU	Fannie Mae	5.000%	11/01/2041	$22,000	$(24,350)	$(24,350)
WFS	Fannie Mae	3.000%	11/01/2042	31,000	(31,075)	(31,075)

					$(55,425)	$(55,425)

Total Short Sales					$(55,425)	$(55,425)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of October 31, 2014:

(e)	Securities with an aggregate market value of $402,533 have been pledged as collateral under the terms of the following master agreements as of October 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$26,801	$(106,205)	$0	$0	$(79,404)	$83,050	$3,646
BOS	11,200	0	0	0	11,200	(11,580)	(380)
BPG	0	(111,843)	0	0	(111,843)	117,925	6,082
DEU	0	(10,084)	0	0	(10,084)	10,999	915
RDR	69,501	(87,751)	0	0	(18,250)	24,279	6,029
SSB	3,275	0	0	0	3,275	(3,342)	(67)
UBS	0	(64,155)	0	0	(64,155)	66,161	2,006

Master Securities Forward Transaction Agreement
BOA	0	0	0	0	0	(640)	(640)
DEU	0	0	0	(24,350)	(24,350)	0	(24,350)
FOB	0	0	0	0	0	(850)	(850)
GSC	0	0	0	0	0	282	282
JPS	0	0	0	0	0	(140)	(140)
MSC	0	0	0	0	0	(460)	(460)
SAL	0	0	0	0	0	(1,155)	(1,155)
WFS	0	0	0	(31,075)	(31,075)	0	(31,075)

Total Borrowings and Other Financing Transactions	$110,777	$(380,038)	$0	$(55,425)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	73

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	7,290,000	$ (2,894)	$ (1,346)	$0	$ (28)
Pay	28-Day MXN-TIIE	6.150%	06/07/2024	MXN	68,000	33	85	0	(22)

						$ (2,861)	$ (1,261)	$0	$ (50)

Total Swap Agreements						$ (2,861)	$ (1,261)	$0	$ (50)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of October 31, 2014:

Cash of $972 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 0	$ 0	$0	$0	$0	$0	$(50)	$(50)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	11/2014		CAD	50,303	$		44,782	$165	$0
	11/2014	$		37,788		AUD	42,661	0	(247)
	12/2014			807		MXN	10,573	0	(24)

BPS	12/2014			5,651			75,524	0	(57)
	02/2015			113			1,531	0	0

BRC	11/2014			65,654		JPY	7,072,200	0	(2,692)
	12/2014		GBP	30,068	$		48,363	277	0
	12/2014		JPY	7,072,200			65,667	2,692	0
	12/2014	$		474		MXN	6,423	2	0

CBK	11/2014			44,671		CAD	50,303	0	(54)

DUB	12/2014			15,696		EUR	12,465	0	(73)

GLM	11/2014		AUD	42,661	$		37,660	118	0
	12/2014	$		37,584		AUD	42,661	0	(116)
	12/2014			1,281		EUR	1,018	0	(5)

HUS	11/2014			3,522		CAD	3,949	0	(19)

74	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
JPM	11/2014		JPY	7,072,200	$		64,988	$2,026	$0

UAG	11/2014		BRL	4,944			2,002	6	0
	11/2014		EUR	2,875			3,678	75	0
	11/2014	$		2,086		BRL	4,945	0	(90)
	11/2014			3,654		EUR	2,875	0	(51)
	12/2014		EUR	2,875	$		3,654	51	0
	12/2014	$		1,987		BRL	4,945	0	(8)

Total Forward Foreign Currency Contracts								$5,412	$(3,436)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Fannie Mae 4.000% due 11/01/2044	$73.000	11/06/2014	$100,000	$4	$0
	Put - OTC Fannie Mae 4.000% due 11/01/2044	75.000	11/06/2014	110,000	4	0
	Put - OTC Fannie Mae 4.000% due 11/01/2044	77.000	11/06/2014	100,000	4	0
	Put - OTC Fannie Mae 4.000% due 11/01/2044	78.000	11/06/2014	200,000	8	0

					$20	$0

Total Purchased Options					$20	$0

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Call - OTC USD versus INR	INR	65.900	03/19/2015	$46,500	$(453)	$(243)

UAG	Call - OTC USD versus INR		66.150	03/19/2015	46,500	(444)	(223)

						$(897)	$(466)

Total Written Options						$(897)	$(466)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED OCTOBER 31, 2014:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	536	$12,874,000	$(26,746)
Sales	0	1,879,100	(9,617)
Closing Buys	0	(12,790,800)	27,688
Expirations	(536)	(1,869,300)	7,778
Exercised	0	0	0

Balance at End of Period	0	$93,000	$(897)

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	75

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at October 31, 2014 (3)	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Macy’s Retail Holdings, Inc.	(7.060%	)	09/20/2015	0.081%	$5,000	$0	$(354)	$0	$(354)

CREDIT DEFAULT SWAPS ON CORPORATE AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at October 31, 2014 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	BP Capital Markets America, Inc.	1.000%	12/20/2018	0.555%	EUR	8,200	$218	$(18)	$200	$0

GST	Bank of America Corp.	1.000%	03/20/2018	0.465%	$	30,000	(316)	887	571	0
	California State General Obligation Bonds, Series 2003	1.600%	12/20/2018	0.415%		25,000	0	1,237	1,237	0
	California State General Obligation Bonds, Series 2003	1.750%	12/20/2018	0.415%		11,000	0	612	612	0
	Connecticut State General Obligation Notes, Series 2007	1.600%	03/20/2021	0.990%		9,000	0	330	330	0

							$(98)	$3,048	$2,950	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

76	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	28-Day MXN-TIIE	8.300%	02/07/2019	MXN	40,400	$0	$404	$404	$0

BRC	Pay	1-Year BRL-CDI	8.180%	01/02/2017	BRL	34,400	(46)	(1,065)	0	(1,111)

DUB	Pay	1-Year BRL-CDI	8.285%	01/02/2017		61,000	(72)	(1,827)	0	(1,899)

MYC	Pay	1-Year BRL-CDI	8.220%	01/02/2017		13,600	(21)	(411)	0	(432)

UAG	Pay	1-Year BRL-CDI	8.900%	01/02/2017		143,900	0	(3,436)	0	(3,436)

							$(139)	$(6,335)	$404	$(6,878)

Total Swap Agreements							$(237)	$(3,641)	$3,354	$(7,232)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of October 31, 2014:

(h)	Securities with an aggregate market value of $7,605 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$165	$0	$404	$569	$(271)	$0	$(354)	$(625)	$(56)	$281	$225
BPS	0	0	0	0	(57)	0	0	(57)	(57)	262	205
BRC	2,971	0	0	2,971	(2,692)	0	(1,111)	(3,803)	(832)	979	147
CBK	0	0	0	0	(54)	0	0	(54)	(54)	(320)	(374)
DUB	0	0	200	200	(73)	0	(1,899)	(1,972)	(1,772)	1,731	(41)
GLM	118	0	0	118	(121)	0	0	(121)	(3)	0	(3)
GST	0	0	2,750	2,750	0	0	0	0	2,750	(2,730)	20
HUS	0	0	0	0	(19)	0	0	(19)	(19)	0	(19)
JPM	2,026	0	0	2,026	0	(243)	0	(243)	1,783	179	1,962
MYC	0	0	0	0	0	0	(432)	(432)	(432)	586	154
UAG	132	0	0	132	(149)	(223)	(3,436)	(3,808)	(3,676)	3,558	(118)

Total Over the Counter	$5,412	$0	$3,354	$8,766	$(3,436)	$(466)	$(7,232)	$(11,134)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	77

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,412	$0	$5,412
Swap Agreements	0	2,950	0	0	404	3,354

	$0	$2,950	$0	$5,412	$404	$8,766

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$50	$50

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,436	$0	$3,436
Written Options	0	0	0	466	0	466
Swap Agreements	0	354	0	0	6,878	7,232

	$0	$354	$0	$3,902	$6,878	$11,134

	$0	$354	$0	$3,902	$6,928	$11,184

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(99)	$(99)
Written Options	0	0	0	0	217	217
Futures	0	0	0	0	(19,497)	(19,497)
Swap Agreements	0	0	0	0	(56,772)	(56,772)

	$0	$0	$0	$0	$(76,151)	$(76,151)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,939	$0	$6,939
Purchased Options	0	0	0	0	(63)	(63)
Written Options	0	1,541	0	4,043	23,146	28,730
Swap Agreements	0	1,339	0	0	(890)	449

	$0	$2,880	$0	$10,982	$22,193	$36,055

	$0	$2,880	$0	$10,982	$(53,958)	$(40,096)

78	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(130)	$(130)
Futures	0	0	0	0	(4,843)	(4,843)
Swap Agreements	0	0	0	0	20,051	20,051

	$0	$0	$0	$0	$15,078	$15,078

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$99	$0	$99
Purchased Options	0	0	0	0	(20)	(20)
Written Options	0	(791)	0	431	(10,286)	(10,646)
Swap Agreements	0	620	0	0	54	674

	$0	$(171)	$0	$530	$(10,252)	$(9,893)

	$0	$(171)	$0	$530	$4,826	$5,185

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$580,220	$28,852	$609,072
Industrials	0	318,556	0	318,556
Utilities	0	275,405	0	275,405
Municipal Bonds & Notes
California	0	200,379	0	200,379
Illinois	0	15,665	0	15,665
Massachusetts	0	851	0	851
Michigan	0	1,469	0	1,469
New Jersey	0	18,077	0	18,077
New York	0	87,695	0	87,695
Ohio	0	44,813	0	44,813
Pennsylvania	0	10,390	0	10,390
Tennessee	0	127	0	127
Washington	0	8,380	0	8,380
West Virginia	0	26,493	0	26,493
U.S. Government Agencies	0	695,363	0	695,363
U.S. Treasury Obligations	0	1,816	0	1,816
Mortgage-Backed Securities	0	410,815	5,988	416,803
Asset-Backed Securities	0	216,553	472	217,025
Sovereign Issues	0	69,991	0	69,991
Short-Term Instruments
Repurchase Agreements	0	110,775	0	110,775
Short-Term Notes	0	157,365	0	157,365
U.S. Treasury Bills	0	40,752	0	40,752

Total Investments	$0	$3,291,950	$35,312	$3,327,262

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	79

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

October 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2014
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(55,425)	$0	$(55,425)

Financial Derivative Instruments - Assets
Over the counter	$0	$8,766	$0	$8,766

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(50)	0	(50)
Over the counter	0	(11,134)	0	(11,134)
	$0	$(11,184)	$0	$(11,184)

Totals	$0	$3,234,107	$35,312	$3,269,419

There were no significant transfers between Level 1 and 2 during the period ended October 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended October 31, 2014:

Category and Subcategory	Beginning Balance at 10/31/2013	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2014 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$11,000	$17,346	$0	$(69)	$0	$575	$0	$0	$28,852	$575
U.S. Government Agencies	3,429	0	(496)	0	(1)	3	0	(2,935)	0	0
Mortgage-Backed Securities	0	7,300	(1,309)	2	14	(19)	0	0	5,988	(19)
Asset-Backed Securities	510	0	(100)	0	0	62	0	0	472	0

Totals	$14,939	$24,646	$(1,905)	$(67)	$13	$621	$0	$(2,935)	$35,312	$556

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 10/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$17,700	Other Valuation Techniques (2)	—	—
	11,152	Third Party Vendor	Broker Quote	111.52
Mortgage-Backed Securities	5,988	Benchmark Pricing	Base Price	84.48-98.72
Asset-Backed Securities	472	Benchmark Pricing	Base Price	5.99-94.38

Total	$35,312

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

80	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series R

October 31, 2014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 159.7%

CORPORATE BONDS & NOTES 8.4%

BANKING & FINANCE 7.2%
Ally Financial, Inc.
2.434% due 12/01/2014		$700	$700
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (c)	EUR	600	862
Barclays PLC
6.500% due 09/15/2019 (c)		200	245
BNP Paribas S.A.
0.697% due 05/07/2017		$4,400	4,401
CIT Group, Inc.
4.750% due 02/15/2015		300	303
IM Cedulas Fondo de Titulazion de Activos
3.750% due 03/11/2015	EUR	100	127
LBG Capital PLC
15.000% due 12/21/2019	GBP	770	1,724
Stone Street Trust
5.902% due 12/15/2015		$6,100	6,380
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017		900	903

			15,645

INDUSTRIALS 0.6%
California Resources Corp.
5.000% due 01/15/2020		1,300	1,323

UTILITIES 0.6%
Dynegy Finance, Inc.
6.750% due 11/01/2019		900	933
7.625% due 11/01/2024		300	318

			1,251

Total Corporate Bonds & Notes (Cost $17,956)			18,219

U.S. GOVERNMENT AGENCIES 4.8%
Fannie Mae
0.597% due 02/25/2037		168	169
1.318% due 10/01/2044		8	8
Freddie Mac
1.987% due 09/01/2036		125	132
2.089% due 07/01/2036		118	125
NCUA Guaranteed Notes
0.523% due 11/06/2017		3,157	3,166
2.650% due 10/29/2020		6,513	6,695

Total U.S. Government Agencies (Cost $10,115)			10,295

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 102.5%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2017 (h)		$3,979	$4,042
0.125% due 04/15/2018 (f)(h)		18,834	19,065
0.125% due 04/15/2019 (f)		16,050	16,176
0.125% due 07/15/2022		7,137	7,040
0.125% due 01/15/2023		5,462	5,347
0.375% due 07/15/2023 (h)(j)		1,227	1,227
0.500% due 04/15/2015 (f)(h)(j)		11,526	11,506
0.625% due 07/15/2021		3,166	3,254
1.125% due 01/15/2021		1,577	1,666
1.250% due 07/15/2020 (f)(h)(j)		39,162	41,836
1.375% due 01/15/2020 (h)		330	353
1.375% due 02/15/2044		8,165	9,004
1.750% due 01/15/2028 (f)		44,411	50,441
1.875% due 07/15/2015 (h)(j)		3,179	3,239
1.875% due 07/15/2019 (h)		8,466	9,278
2.000% due 01/15/2026		599	693
2.125% due 02/15/2041		652	833
2.375% due 01/15/2025		2,145	2,546
2.375% due 01/15/2027		1,062	1,278
2.500% due 01/15/2029		4,985	6,209
2.625% due 07/15/2017 (f)(h)(j)		22,498	24,544
3.875% due 04/15/2029 (j)		463	666
U.S. Treasury Notes
0.250% due 01/15/2015 (j)		538	538
0.250% due 01/31/2015		242	242

Total U.S. Treasury Obligations (Cost $225,469)			221,023

MORTGAGE-BACKED SECURITIES 4.7%
Bear Stearns Adjustable Rate Mortgage Trust
2.171% due 08/25/2035		20	20
2.528% due 03/25/2035		15	15
2.580% due 03/25/2035		61	61
Citigroup Mortgage Loan Trust, Inc.
2.200% due 09/25/2035		24	24
2.280% due 09/25/2035		40	40
3.667% due 09/25/2037 ^		621	545
Commercial Mortgage Trust
3.156% due 07/10/2046		4,769	4,837
Countrywide Alternative Loan Trust
0.352% due 12/20/2046		2,058	1,580
1.114% due 02/25/2036		462	419
Countrywide Home Loan Mortgage Pass-Through Trust
2.341% due 04/20/2035		567	573
Countrywide Home Loan Reperforming REMIC Trust
0.492% due 06/25/2035		17	15
Granite Mortgages PLC
0.886% due 03/20/2044	GBP	476	762

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	81

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSR Mortgage Loan Trust
2.660% due 09/25/2035		$86	$87
Merrill Lynch Mortgage Investors Trust
1.572% due 10/25/2035		548	539
Residential Accredit Loans, Inc. Trust
0.332% due 06/25/2046		331	151
Swan Trust
3.930% due 04/25/2041	AUD	546	485

Total Mortgage-Backed Securities (Cost $9,649)			10,153

ASSET-BACKED SECURITIES 3.0%
Bear Stearns Asset-Backed Securities Trust
1.152% due 10/25/2037		$279	262
2.252% due 03/25/2035		1,300	1,206
Citigroup Mortgage Loan Trust, Inc.
0.232% due 01/25/2037		339	215
0.442% due 10/25/2036		2,600	2,271
JPMorgan Mortgage Acquisition Corp.
0.887% due 07/25/2035		154	153
Magi Funding PLC
0.429% due 04/11/2021	EUR	141	176
Massachusetts Educational Financing Authority
1.184% due 04/25/2038		$144	146
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.572% due 06/25/2035		8	8
0.872% due 03/25/2035		300	273
Residential Asset Securities Corp. Trust
0.572% due 12/25/2035		400	329
Saxon Asset Securities Trust
4.034% due 06/25/2033		350	356
Soundview Home Loan Trust
0.672% due 12/25/2035		852	839
Structured Asset Securities Corp. Mortgage Loan Trust
1.152% due 08/25/2037		108	102
Wood Street CLO BV
0.433% due 03/29/2021	EUR	89	110

Total Asset-Backed Securities (Cost $6,459)			6,446

SOVEREIGN ISSUES 25.1%
Denmark Government Bond
0.100% due 11/15/2023 (b)	DKK	40,338	7,038
France Government Bond
0.250% due 07/25/2018 (b)	EUR	2,178	2,829
0.700% due 07/25/2030 (b)		200	266

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)	EUR	3,025	$3,984
2.100% due 09/15/2016 (b)		107	139
2.100% due 09/15/2017 (b)		811	1,071
2.100% due 09/15/2021 (b)		1,513	2,054
2.350% due 09/15/2024 (b)		4,610	6,341
2.450% due 03/26/2016 (b)		200	257
2.550% due 10/22/2016 (b)		300	389
3.100% due 09/15/2026 (b)		212	310
5.000% due 09/01/2040		500	767
5.500% due 11/01/2022		200	314
Mexico Government International Bond
4.000% due 11/15/2040 (b)	MXN	12,488	1,019
4.000% due 11/08/2046 (b)		9,366	770
4.500% due 11/22/2035 (b)		23,468	2,054
Mexico Government International Inflation Linked Bond
3.010% due 06/29/2017		1,200	89
New South Wales Treasury Corp.
2.500% due 11/20/2035	AUD	800	947
2.750% due 11/20/2025		800	968
New Zealand Government Bond
2.000% due 09/20/2025	NZD	500	389
3.000% due 09/20/2030		1,200	1,007
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	5,723	7,490
Spain Government International Bond
5.400% due 01/31/2023		8,500	13,629

Total Sovereign Issues (Cost $56,184)			54,121

SHORT-TERM INSTRUMENTS 11.2%

COMMERCIAL PAPER 0.6%
Greensill Capital SCF S.A.
5.830% due 03/04/2015 (d)		$1,300	1,276

REPURCHASE AGREEMENTS (e) 0.1%
			153

GREECE TREASURY BILLS 10.4%
1.726% due 11/14/2014 - 03/06/2015 (a)	EUR	18,000	22,510

82	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.035% due 03/05/2015 - 03/26/2015 (a)(j)	$260	$260

Total Short-Term Instruments (Cost $24,998)		24,199

Total Investments in Securities (Cost $350,830)		344,456

Total Investments 159.7% (Cost $350,830)		$344,456

Financial Derivative Instruments (g)(i) (0.8%) (Cost or Premiums, net $(1,039))		(1,661)

Other Assets and Liabilities, net (58.9%)		(127,124)

Net Assets 100.0%		$215,671

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Greensill Capital SCF S.A.	5.830%	03/04/2015	09/03/2014	$1,276	$1,276	0.59%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	10/31/2014	11/03/2014	$153	Freddie Mac 2.000% due 11/02/2022	$(156)	$153	$153

Total Repurchase Agreements						$(156)	$153	$153

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	83

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
RYL	0.120%	10/01/2014	11/03/2014	$	(11,348)	$(11,349)

Total Reverse Repurchase Agreements						$(11,349)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BCY	0.150%	10/17/2014	11/17/2014	$	(6,701)	$(6,707)
	0.170%	10/27/2014	12/01/2014		(17,236)	(17,248)
	0.180%	10/29/2014	12/02/2014		(877)	(878)
	0.180%	11/03/2014	11/10/2014		(12,070)	(12,076)
BPG	0.140%	10/09/2014	11/25/2014		(26,025)	(26,046)
	0.150%	10/14/2014	11/14/2014		(14,326)	(14,315)
MSC	0.150%	10/10/2014	11/13/2014		(7,976)	(7,980)
	0.170%	10/30/2014	11/13/2014		(4,278)	(4,279)
	0.190%	10/27/2014	11/10/2014		(38,977)	(38,988)
	0.190%	10/31/2014	11/14/2014		(2,863)	(2,865)

Total Sale-Buyback Transactions						$(131,382)

(2)	The average amount of borrowings while outstanding during the period ended October 31, 2014 was $140,924 at a weighted average interest rate of 0.123%.
(3)	Payable for sale-buyback transactions includes $47 of deferred price drop on sale-buyback transactions.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of October 31, 2014:

(f)	Securities with an aggregate market value of $142,146 have been pledged as collateral under the terms of the following master agreements as of October 31, 2014.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
RYL	$0	$(11,349)	$0	$0	$(11,349)	$11,143	$(206)
SSB	153	0	0	0	153	(156)	(3)

Master Securities Forward Transaction Agreement
BCY	0	0	(36,909)	0	(36,909)	36,695	(214)
BPG	0	0	(40,361)	0	(40,361)	40,061	(300)
MSC	0	0	(54,112)	0	(54,112)	53,724	(388)

Total Borrowings and Other Financing Transactions	$153	$(11,349)	$(131,382)	$0

84	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December Futures	$112.500	11/21/2014	601	$5	$5
Call - CBOT U.S. Treasury 10-Year Note December Futures	142.000	11/21/2014	88	1	1

				$6	$6

Total Purchased Options				$6	$6

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 156.000 on Euro-Bund 10-Year Bond December Futures	Long	11/2014	145	$0	$0	$0
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond December Futures	Long	11/2014	93	0	0	0
Euro-Bund 10-Year Bond December Futures	Short	12/2014	102	(179)	0	(74)
Put Options Strike @ EUR 142.000 on Euro-Bund 10-Year Bond December Futures	Long	11/2014	22	0	0	0
U.S. Treasury 5-Year Note December Futures	Long	12/2014	601	567	0	(99)
U.S. Treasury 10-Year Note December Futures	Short	12/2014	88	237	23	0

Total Futures Contracts				$625	$23	$(173)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation	Variation Margin
							Asset	Liability
iTraxx Europe 21 10-Year Index	1.000%	06/20/2024	EUR	1,300	$(1)	$29	$2	$0
iTraxx Europe 22 5-Year Index	1.000%	12/20/2019		16,450	383	28	27	0

					$382	$57	$29	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	85

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	12/17/2024	$	5,500	$(240)	$(73)	$16	$0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		4,700	230	(52)	24	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		16,600	(1,748)	(2,415)	96	0
Receive	6-Month EUR-EURIBOR	0.550%	01/17/2016	EUR	24,600	(168)	(138)	0	(3)
Receive	6-Month EUR-EURIBOR	2.000%	01/29/2024		3,400	(444)	(416)	0	(17)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		7,200	(324)	(418)	0	(43)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	1,740,000	(691)	(562)	0	(7)
Pay	28-Day MXN-TIIE	4.310%	09/06/2016	MXN	70,000	3	15	0	(5)

						$(3,382)	$(4,059)	$136	$(75)

Total Swap Agreements						$(3,000)	$(4,002)	$165	$(75)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of October 31, 2014:

(h)	Securities with an aggregate market value of $2,799 and cash of $1,507 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 6	$23	$165	$194	$0	$(173)	$(75)	$(248)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	11/2014		AUD	4,631	$		4,102	$27	$0
	11/2014		EUR	11,189			14,258	236	0
	12/2014		GBP	2,004			3,236	32	0

BPS	11/2014		BRL	251			102	0	0
	11/2014		EUR	718			911	12	0
	11/2014	$		100		BRL	251	1	0
	12/2014		EUR	1,175	$		1,496	24	0
	12/2014		MXN	68,565			5,134	56	0
	02/2015	$		5,439		MXN	73,158	4	(39)

86	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BRC	11/2014		CAD	681	$		608	$4	$0
	11/2014	$		357		AUD	407	1	0
	11/2014			10,921		JPY	1,176,454	0	(448)
	12/2014		JPY	1,176,454	$		10,924	448	0
	12/2014		MXN	25,177			1,906	42	0

CBK	11/2014		DKK	39,735			7,153	463	0
	11/2014	$		208		EUR	164	0	(2)
	12/2014		MXN	14,950	$		1,132	25	0
	12/2014	$		831		GBP	507	0	(20)
	01/2015			5,648		INR	352,335	0	(2)

DUB	11/2014		BRL	275	$		110	0	(1)
	11/2014		EUR	995			1,260	13	0
	11/2014	$		113		BRL	275	0	(1)
	12/2014		MXN	8,833	$		670	16	0

FBF	11/2014	$		9,380		EUR	7,358	0	(159)
	12/2014		EUR	6,380	$		8,136	139	0
	01/2015		HUF	816,918			3,358	42	0

GLM	11/2014	$		3,079		AUD	3,488	0	(10)
	12/2014		AUD	3,488	$		3,073	9	0
	12/2014		GBP	96			154	0	0

HUS	11/2014		NZD	1,656			1,286	0	(5)
	11/2014	$		639		AUD	736	9	0

JPM	11/2014		BRL	275	$		113	2	0
	11/2014		JPY	1,176,454			10,811	337	0
	11/2014	$		112		BRL	275	0	(1)
	12/2014		BRL	275	$		111	1	0

MSB	11/2014			151			60	0	(1)
	11/2014	$		62		BRL	151	0	(1)
	12/2014		MXN	10,066	$		760	15	0

UAG	11/2014		BRL	4,616			1,869	6	0
	11/2014		EUR	45,992			58,836	1,201	0
	11/2014	$		1,947		BRL	4,616	0	(84)
	11/2014			65,284		EUR	51,372	0	(907)
	11/2014			1,314		NZD	1,656	0	(23)
	12/2014		EUR	51,372	$		65,294	905	0
	12/2014		NZD	1,656			1,311	23	0
	12/2014	$		1,854		BRL	4,616	0	(7)
	01/2015			635		MYR	2,077	0	(7)
	01/2015			2,165		PLN	7,269	0	(15)
	02/2015		MYR	2,034	$		618	4	0

Total Forward Foreign Currency Contracts								$4,097	$(1,733)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Call - OTC EUR versus USD	$	1.450	12/10/2014	EUR	7,000	$1	$0
	Put - OTC USD versus JPY	JPY	90.000	11/24/2014	$	7,000	1	0

MSB	Put - OTC USD versus JPY		90.000	12/29/2014		5,100	0	0

							$2	$0

Total Purchased Options							$2	$0

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	87

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014	$	300	$(1)	$0
	Put - OTC CDX.IG-22 5-Year Index	Sell	1.200%	12/17/2014		700	(1)	0

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015	EUR	1,600	(3)	(3)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	0.900%	01/21/2015		1,600	(3)	(3)

CBK	Put - OTC CDX.IG-22 5-Year Index	Sell	0.850%	12/17/2014	$	2,300	(3)	(1)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014		600	(1)	0
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014		600	(1)	0
	Put - OTC CDX.IG-22 5-Year Index	Sell	1.000%	12/17/2014		300	(1)	0

GST	Put - OTC CDX.IG-22 5-Year Index	Sell	1.200%	12/17/2014		1,500	(1)	0
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	01/21/2015		700	(1)	0
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.850%	12/17/2014	EUR	4,000	(11)	(2)
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.950%	12/17/2014		4,700	(11)	(1)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.100%	01/21/2015		500	(1)	0
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.200%	01/21/2015		1,000	(2)	0

JPM	Put - OTC CDX.IG-22 5-Year Index	Sell	0.850%	12/17/2014	$	2,700	(3)	(1)
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.900%	12/17/2014		2,600	(4)	0
	Put - OTC CDX.IG-22 5-Year Index	Sell	0.950%	12/17/2014		1,200	(2)	0
	Put - OTC iTraxx Europe 21 5-Year Index	Sell	0.950%	12/17/2014	EUR	700	(1)	0
	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.600%	01/21/2015		1,500	(2)	(3)
	Put - OTC iTraxx Europe 22 5-Year Index	Sell	1.000%	01/21/2015		1,500	(4)	(2)

							$(57)	$(16)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$ 370	$(9)	$(16)
GLM	Put - OTC USD versus INR	INR	58.500	03/09/2015	300	(1)	0
	Call - OTC USD versus INR		64.500	03/09/2015	300	(3)	(2)
JPM	Call - OTC USD versus INR		65.000	03/10/2015	1,700	(20)	(11)

						$(33)	$(29)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$32,200	$(287)	$(11)
	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,500	(19)	(1)
DUB	Floor - OTC YOY CPURNSA Index	TBD	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018	1,800	(18)	(5)
JPM	Cap - OTC CPURNSA Index	4.000	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	6,500	(47)	(20)
	Cap - OTC CPURNSA Index	4.000	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	500	(4)	(2)

						$(375)	$(39)

(1)	YOY options may have a series of expirations.

88	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.000%	12/15/2014	EUR	4,300	$(8)	$(15)
	Put - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.500%	12/15/2014		4,300	(18)	(1)
JPM	Call - OTC 5-Year Interest Rate Swap (Effective 11/20/2019)	3-Month USD-LIBOR	Receive	3.200%	11/18/2014	$	5,900	(16)	(8)
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250%	11/17/2014		6,500	(36)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.450%	11/17/2014		6,500	(43)	(47)

								$(121)	$(72)

Total Written Options								$(586)	$(156)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED OCTOBER 31, 2014:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	93	$262,500	EUR	56,000	$(1,638)
Sales	90	129,766		71,700	(954)
Closing Buys	0	(53,900)		(15,600)	234
Expirations	(93)	(260,796)		(55,700)	1,657
Exercised	(90)	0		(30,700)	115

Balance at End of Period	0	$77,570	EUR	25,700	$(586)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at October 31, 2014 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Marsh & McLennan Cos., Inc.	(0.900%	)	06/20/2019	0.223%	$3,000	$0	$(95)	$0	$(95)

GST	RPM International, Inc.	(1.500%	)	03/20/2018	0.458%	1,000	0	(37)	0	(37)

							$0	$(132)	$0	$(132)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at October 31, 2014 (4)	Notional Amount (5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	1.317%	$100	$(5)	$4	$0	$(1)

BPS	Italy Government International Bond	1.000%	03/20/2019	1.028%	6,800	(118)	117	0	(1)

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	89

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at October 31, 2014 (4)	Notional Amount (5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Russia Government International Bond	1.000%	03/20/2019	2.337%	$400	$(33)	$12	$0	$(21)

DUB	Brazil Government International Bond	1.000%	03/20/2019	1.317%	2,400	(121)	92	0	(29)

GST	Russia Government International Bond	1.000%	09/20/2019	2.398%	200	(11)	(1)	0	(12)

HUS	Petrobras International Finance Co.	1.000%	09/20/2015	0.886%	2,000	(64)	68	4	0
	Spain Government International Bond	1.000%	03/20/2019	0.829%	1,600	(12)	25	13	0

JPM	Brazil Government International Bond	1.000%	03/20/2019	1.317%	900	(46)	35	0	(11)
	HSBC Bank PLC	1.000%	06/20/2019	0.406%	4,500	56	70	126	0
	Russia Government International Bond	1.000%	09/20/2019	2.398%	100	(6)	(1)	0	(7)

MYC	Brazil Government International Bond	1.000%	03/20/2019	1.317%	2,500	(127)	97	0	(30)
	Spain Government International Bond	1.000%	03/20/2019	0.829%	3,000	(18)	44	26	0

						$(505)	$562	$169	$(112)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	1,200	$2	$(41)	$0	$(39)

CBK	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		400	(13)	(1)	0	(14)
	Receive	3-Month USD- CPURNSA Index	2.250%	07/15/2017	$	15,000	4	(517)	0	(513)

90	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	1-Year BRL-CDI	11.160%	01/04/2021	BRL	1,300	$0	$(10)	$0	$(10)
	Receive	3-Month USD- CPURNSA Index	1.860%	11/05/2016	$	11,800	0	(101)	0	(101)
	Receive	3-Month USD- CPURNSA Index	2.360%	01/28/2017		8,200	0	(270)	0	(270)
	Receive	3-Month USD- CPURNSA Index	2.500%	07/15/2022		5,000	103	(370)	0	(267)
	Pay	6-Month AUD- BBR-BBSW	4.000%	06/18/2019	AUD	4,400	10	158	168	0

FBF	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044	GBP	600	(4)	(6)	0	(10)
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		200	(6)	0	0	(6)

GLM	Pay	1-Year BRL-CDI	8.300%	01/02/2017	BRL	28,800	13	(886)	0	(873)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		100	0	(1)	0	(1)
	Receive	3-Month USD- CPURNSA Index	1.730%	04/15/2016	$	24,100	(49)	(154)	0	(203)
	Receive	3-Month USD- CPURNSA Index	2.033%	04/15/2018		5,300	0	(94)	0	(94)

JPM	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044	GBP	600	1	(11)	0	(10)

MYC	Pay	1-Year BRL-CDI	8.220%	01/02/2017	BRL	1,700	0	(54)	0	(54)
	Pay	1-Year BRL-CDI	11.500%	01/04/2021		800	4	(6)	0	(2)

RYL	Receive	3-Month USD- CPURNSA Index	1.930%	10/31/2016	$	7,800	0	(84)	0	(84)
	Receive	3-Month USD- CPURNSA Index	2.250%	07/15/2017		4,100	14	(155)	0	(141)

UAG	Pay	1-Year BRL-CDI	8.150%	01/02/2017	BRL	37,200	(37)	(1,179)	0	(1,216)
	Pay	1-Year BRL-CDI	11.500%	01/04/2021		300	2	(2)	0	0

							$44	$(3,784)	$168	$(3,908)

Total Swap Agreements							$(461)	$(3,354)	$337	$(4,152)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of October 31, 2014:

(j)	Securities with an aggregate market value of $2,671 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$295	$0	$0	$295	$0	$0	$(135)	$(135)	$160	$0	$160
BPS	97	0	0	97	(39)	(6)	(1)	(46)	51	0	51
BRC	495	0	0	495	(448)	0	0	(448)	47	0	47
CBK	488	0	0	488	(24)	(13)	(548)	(585)	(97)	318	221
DUB	29	0	168	197	(2)	(21)	(677)	(700)	(503)	619	116
FBF	181	0	0	181	(159)	0	(16)	(175)	6	0	6
GLM	9	0	0	9	(10)	(18)	(1,171)	(1,199)	(1,190)	1,175	(15)
GST	0	0	0	0	0	(3)	(49)	(52)	(52)	0	(52)
HUS	9	0	17	26	(5)	0	0	(5)	21	0	21
JPM	340	0	126	466	(1)	(47)	(28)	(76)	390	0	390
MSB	15	0	0	15	(2)	0	0	(2)	13	(10)	3

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	91

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
MYC	$0	$0	$26	$26	$0	$(48)	$(86)	$(134)	$(108)	$33	$(75)
RYL	0	0	0	0	0	0	(225)	(225)	(225)	(50)	(275)
UAG	2,139	0	0	2,139	(1,043)	0	(1,216)	(2,259)	(120)	482	362

Total Over the Counter	$4,097	$0	$337	$4,434	$(1,733)	$(156)	$(4,152)	$(6,041)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	23	23
Swap Agreements	0	29	0	0	136	165

	$0	$29	$0	$0	$165	$194

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,097	$0	$4,097
Swap Agreements	0	169	0	0	168	337

	$0	$169	$0	$4,097	$168	$4,434

	$0	$198	$0	$4,097	$333	$4,628

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$173	$173
Swap Agreements	0	0	0	0	75	75

	$0	$0	$0	$0	$248	$248

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,733	$0	$1,733
Written Options	0	16	0	29	111	156
Swap Agreements	0	244	0	0	3,908	4,152

	$0	$260	$0	$1,762	$4,019	$6,041

	$0	$260	$0	$1,762	$4,267	$6,289

92	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(17)	$(17)
Written Options	0	0	0	0	32	32
Futures	0	0	0	0	974	974
Swap Agreements	0	248	0	0	(2,095)	(1,847)

	$0	$248	$0	$0	$(1,106)	$(858)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,299	$0	$5,299
Purchased Options	0	0	0	(1)	(413)	(414)
Written Options	0	77	0	335	1,327	1,739
Swap Agreements	0	97	0	0	1,385	1,482

	$0	$174	$0	$5,633	$2,299	$8,106

	$0	$422	$0	$5,633	$1,193	$7,248

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(613)	$(613)
Swap Agreements	0	57	0	0	(5,039)	(4,982)

	$0	$57	$0	$0	$(5,652)	$(5,595)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,461	$0	$2,461
Purchased Options	0	0	0	(2)	190	188
Written Options	0	41	0	4	(606)	(561)
Swap Agreements	0	490	0	0	(762)	(272)

	$0	$531	$0	$2,463	$(1,178)	$1,816

	$0	$588	$0	$2,463	$(6,830)	$(3,779)

FAIR VALUE MEASUREMENTS (4)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2014
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$15,645	$0	$15,645
Industrials	0	1,323	0	1,323
Utilities	0	1,251	0	1,251
U.S. Government Agencies	0	10,295	0	10,295
U.S. Treasury Obligations	0	221,023	0	221,023
Mortgage-Backed Securities	0	10,153	0	10,153
Asset-Backed Securities	0	6,446	0	6,446
Sovereign Issues	0	54,121	0	54,121

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	93

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

October 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2014
Short-Term Instruments
Commercial Paper	$0	$1,276	$0	$1,276
Repurchase Agreements	0	153	0	153
Greece Treasury Bills	0	22,510	0	22,510
U.S. Treasury Bills	0	260	0	260

Total Investments	$0	$344,456	$0	$344,456

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	23	171	0	194
Over the counter	0	4,434	0	4,434
	$23	$4,605	$0	$4,628

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(173)	(75)	0	(248)
Over the counter	(6)	(6,035)	0	(6,041)
	$(179)	$(6,110)	$0	$(6,289)

Totals	$(156)	$342,951	$0	$342,795

There were no significant transfers between Level 1, 2, and 3 during the period ended October 31, 2014.

94	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series TE

October 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

MUNICIPAL BONDS & NOTES 91.9%

ARIZONA 5.4%
Arizona State University Revenue Bonds, Series 2012
5.000% due 07/01/2025	$175	$205
Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2009
4.250% due 10/01/2019	1,000	1,147
Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2014
5.000% due 10/01/2026	1,250	1,536
Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2010
5.000% due 07/01/2028	1,000	1,133
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2012
5.000% due 12/01/2030	1,000	1,174

		5,195

ARKANSAS 0.3%
University of Arkansas Revenue Bonds, Series 2012
5.000% due 05/01/2026	260	305

CALIFORNIA 8.8%
Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2038	2,000	2,252
Bay Area Water Supply & Conservation Agency, California Revenue Bonds, Series 2013
5.000% due 10/01/2026	1,000	1,199
California Health Facilities Financing Authority Revenue Bonds, Series 2008
5.250% due 08/15/2022	500	578
California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,000	1,191
California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 08/15/2023	100	122
Contra Costa Transportation Authority, California Revenue Bonds, Series 2012
5.000% due 03/01/2025	500	589
East Bay Municipal Utility District Water System, California Revenue Notes, Series 2012
5.000% due 06/01/2022	400	492
Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2012
5.000% due 08/01/2042	250	277
Los Angeles Department of Airports, California Revenue Bonds, Series 2012
5.000% due 05/15/2029	500	577

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles, California General Obligation Bonds, Series 2011
5.000% due 09/01/2022	$730	$876
San Francisco Bay Area Rapid Transit District, California Revenue Bonds, Series 2010
5.000% due 07/01/2024	200	237

		8,390

COLORADO 3.4%
Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.000% due 12/01/2033	2,125	2,362
Colorado State University System Board of Governors Revenue Notes, Series 2010
5.000% due 03/01/2018	250	284
Denver, Colorado City & County School District No. 1 General Obligation Bonds, Series 2012
5.000% due 12/01/2026	500	598

		3,244

CONNECTICUT 1.2%
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2014
5.000% due 07/01/2026	1,000	1,174

FLORIDA 4.7%
Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,300	1,440
Florida Municipal Power Agency Revenue Bonds, Series 2012
5.000% due 10/01/2026	1,800	2,086
Florida State General Obligation Bonds, Series 2012
5.000% due 07/01/2025	250	298
Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2013
5.000% due 10/01/2028	555	648

		4,472

GEORGIA 1.2%
Atlanta, Georgia Department of Aviation Revenue Bonds, Series 2012
5.000% due 01/01/2042	1,000	1,111

GUAM 0.9%
Guam Government Waterworks Authority Revenue Bonds, Series 2014
5.000% due 07/01/2025	770	877

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	95

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KANSAS 2.3%
Kansas Development Finance Authority Revenue Bonds, Series 2012
5.000% due 11/15/2034	$2,000	$2,239

MASSACHUSETTS 4.8%
Massachusetts Bay Transportation Authority Revenue Bonds, Series 2004
5.500% due 07/01/2018	1,150	1,346
Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2027	100	119
5.000% due 08/15/2030	615	720
Massachusetts State College Building Authority Revenue Bonds, Series 2014
5.000% due 05/01/2028	2,000	2,368

		4,553

MINNESOTA 1.2%
Anoka-Hennepin Independent School District No. 11, Minnesota General Obligation Bonds, Series 2008
5.000% due 02/01/2019	1,000	1,149

MISSOURI 0.9%
Metropolitan St. Louis Sewer District, Missouri Revenue Bonds, Series 2012
5.000% due 05/01/2023	750	905

NEBRASKA 0.2%
Omaha Public Power District, Nebraska Revenue Bonds, Series 2012
5.000% due 02/01/2025	200	236

NEW JERSEY 4.4%
New Jersey Economic Development Authority Revenue Bonds, Series 2013
5.000% due 03/01/2024	1,000	1,130
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	1,000	1,149
New Jersey State Turnpike Authority Revenue Bonds, Series 2013
5.000% due 01/01/2031	1,300	1,488
New Jersey State Turnpike Authority Revenue Notes, Series 2012
5.000% due 01/01/2021	175	207
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.500% due 06/15/2041	210	234

		4,208

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 10.5%
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2027	$165	$190
5.000% due 11/15/2028	1,340	1,590
New York City, New York General Obligation Bonds, Series 2012
5.000% due 08/01/2023	125	150
New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2013
5.000% due 08/01/2024	200	240
5.000% due 08/01/2025	365	434
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 03/15/2027	170	197
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2026	1,725	2,054
Tompkins County, New York Development Corp. Revenue Notes, Series 2013
5.000% due 07/01/2020	1,130	1,258
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2025	300	358
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	2,000	2,398
5.000% due 11/15/2029	1,000	1,172

		10,041

NORTH CAROLINA 6.4%
Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2012
5.000% due 01/15/2028	100	114
North Carolina State Revenue Bonds, Series 2011
5.000% due 05/01/2026	100	118
North Carolina Turnpike Authority Revenue Bonds, Series 2011
5.000% due 07/01/2024	1,000	1,179
Raleigh, North Carolina Combined Enterprise System Revenue Bonds, Series 2013
5.000% due 03/01/2024	1,250	1,527
Town of Cary, North Carolina Combined Utility Systems Revenue Bonds, Series 2013
5.000% due 12/01/2024	1,000	1,219
University of North Carolina at Greensboro Revenue Notes, Series 2014
5.000% due 04/01/2024	1,660	2,021

		6,178

96	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 11.3%
Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2012
5.000% due 01/01/2024	$900	$1,063
Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2026	4,000	4,668
Ohio Air Quality Development Authority Revenue Bonds, Series 2006
3.750% due 12/01/2023	4,000	4,258
Ohio Higher Educational Facility Commission Revenue Notes, Series 2012
5.000% due 12/01/2021	450	541
Ohio State Revenue Bonds, Series 2012
5.000% due 12/15/2024	250	295

		10,825

OKLAHOMA 0.4%
Oklahoma Water Resources Board Revenue Bonds, Series 2011
5.000% due 04/01/2022	300	356

PENNSYLVANIA 2.5%
Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2012
5.000% due 01/01/2023	1,000	1,151
Monroeville Finance Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 02/15/2022	100	119
Pennsylvania Turnpike Commission Revenue Bonds, Series 2009
5.000% due 12/01/2020	1,000	1,167

		2,437

TENNESSEE 0.4%
Metropolitan Government of Nashville & Davidson County, Tennessee General Obligation Bonds, Series 2012
5.000% due 07/01/2023	100	121
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2024	200	235

		356

TEXAS 10.2%
Dallas, Texas General Obligation Bonds, Series 2012
5.000% due 02/15/2023	300	360
Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2013
5.000% due 11/01/2027	500	580

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Harris County, Texas General Obligation Bonds, Series 1997
5.125% due 08/15/2024	$1,580	$1,950
Harris County, Texas General Obligation Bonds, Series 2012
5.000% due 08/15/2026	250	297
La Joya Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
5.000% due 02/15/2027	200	236
Lower Colorado River Authority, Texas Revenue Bonds, Series 2012
5.000% due 05/15/2033	750	842
North Texas Tollway Authority Revenue Bonds, Series 2012
5.000% due 01/01/2028	175	196
San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2025	250	292
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2023	1,000	1,160
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	3,000	3,711
Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2026	100	112

		9,736

UTAH 1.2%
Intermountain Power Agency, Utah Revenue Bonds, Series 2013
5.000% due 07/01/2023	1,000	1,131

VIRGINIA 6.3%
Loudoun County, Virginia General Obligation Bonds, Series 2013
5.000% due 12/01/2027	2,315	2,765
Virginia College Building Authority Revenue Bonds, Series 2012
5.000% due 02/01/2025	560	664
Virginia Public Building Authority Revenue Bonds, Series 2013
5.000% due 08/01/2025	1,000	1,211
Virginia Public School Authority Revenue Notes, Series 2013
5.000% due 08/01/2021	1,000	1,206
Virginia Resources Authority Revenue Bonds, Series 2012
5.000% due 11/01/2026	175	210

		6,056

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	97

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 1.8%
Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2012
5.000% due 02/01/2024	$1,250	$1,499
Washington State General Obligation Bonds, Series 2008
5.000% due 01/01/2028	200	227

		1,726

WISCONSIN 1.2%
WPPI Energy, Wisconsin Revenue Bonds, Series 2013
5.000% due 07/01/2025	1,000	1,181

Total Municipal Bonds & Notes (Cost $85,071)		88,081

SHORT-TERM INSTRUMENTS 7.6%

REPURCHASE AGREEMENTS (b) 1.4%
		1,300

SHORT-TERM NOTES 4.1%
Fannie Mae
0.107% due 03/16/2015	1,200	1,200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Federal Home Loan Bank
0.091% due 03/13/2015	$2,800	$2,799

		3,999

U.S. TREASURY BILLS 2.1%
0.028% due 11/06/2014 - 04/23/2015 (a)	2,005	2,005

Total Short-Term Instruments (Cost $7,304)		7,304

Total Investments in Securities (Cost $92,375)		95,385

Total Investments 99.5% (Cost $92,375)		$95,385

Financial Derivative Instruments (c)(d) 0.1% (Cost or Premiums, net $0)		112

Other Assets and Liabilities, net 0.4%		344

Net Assets 100.0%		$95,841

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
GSC	0.150%	10/31/2014	11/03/2014	$1,300	Freddie Mac 3.500% due 09/01/2042	$(1,338)	$1,300	$1,300

Total Repurchase Agreements						$(1,338)	$1,300	$1,300

(1)	Includes accrued interest.

98	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

October 31, 2014

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of October 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
GSC	$1,300	$0	$0	$0	$1,300	$(1,338)		$(38)

Total Borrowings and Other Financing Transactions	$1,300	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond December Futures	Short	12/2014	140	$(293)	$66	$0

Total Futures Contracts				$(293)	$66	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	$8,000	$(843)	$(1,235)	$46	$0

Total Swap Agreements					$(843)	$(1,235)	$46	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of October 31, 2014:

(d)	Securities with an aggregate market value of $905 and cash of $76 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 0	$ 66	$ 46	$ 112	$ 0	$ 0	$ 0	$ 0

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	99

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of October 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$66	$66
Swap Agreements	0	0	0	0	46	46

	$0	$0	$0	$0	$112	$112

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended October 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(899)	$(899)
Swap Agreements	0	0	0	0	(130)	(130)

	$0	$0	$0	$0	$(1,029)	$(1,029)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(293)	$(293)
Swap Agreements	0	0	0	0	(1,235)	(1,235)

	$0	$0	$0	$0	$(1,528)	$(1,528)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of October 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2014
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$5,195	$0	$5,195
Arkansas	0	305	0	305
California	0	8,390	0	8,390
Colorado	0	3,244	0	3,244
Connecticut	0	1,174	0	1,174
Florida	0	4,472	0	4,472
Georgia	0	1,111	0	1,111
Guam	0	877	0	877
Kansas	0	2,239	0	2,239
Massachusetts	0	4,553	0	4,553

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Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2014
Minnesota	$0	$1,149	$0	$1,149
Missouri	0	905	0	905
Nebraska	0	236	0	236
New Jersey	0	4,208	0	4,208
New York	0	10,041	0	10,041
North Carolina	0	6,178	0	6,178
Ohio	0	10,825	0	10,825
Oklahoma	0	356	0	356
Pennsylvania	0	2,437	0	2,437
Tennessee	0	356	0	356
Texas	0	9,736	0	9,736
Utah	0	1,131	0	1,131
Virginia	0	6,056	0	6,056
Washington	0	1,726	0	1,726
Wisconsin	0	1,181	0	1,181
Short-Term Instruments
Repurchase Agreements	0	1,300	0	1,300
Short-Term Notes	0	3,999	0	3,999
U.S. Treasury Bills	0	2,005	0	2,005

Total Investments	$0	$95,385	$0	$95,385

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$66	$46	$0	$112

Totals	$66	$95,431	$0	$95,497

There were no significant transfers between Level 1, 2, and 3 during the period ended October 31, 2014.

See Accompanying Notes	ANNUAL REPORT	OCTOBER 31, 2014	101

Notes to Financial Statements

1. ORGANIZATION

PIMCO Managed Accounts Trust (the “Trust”), formerly known as AllianzGI Managed Accounts Trust, was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Fixed Income SHares: Series C, Series LD, Series M, Series R and Series TE (each a “Portfolio” or “Series” and collectively the “Portfolios”). Each Portfolio has authorized an unlimited amount of shares of beneficial interest with $0.001 par value. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Portfolios’ investment manager.

Prior to the close of business on September 5, 2014, Allianz Global Investors Fund Management LLC (“AGIFM”) and PIMCO served as the Trust’s investment manager and sub-adviser, respectively. Effective at the close of business on September 5, 2014, each Portfolio entered into a new investment management agreement (the “Agreement”) with PIMCO, pursuant to which PIMCO replaced AGIFM as the investment manager to the Portfolios. Under the Agreement, PIMCO continues to provide the day-to-day portfolio management services it provided to each Portfolio as its sub-adviser and also assumed responsibility for providing the supervisory and administrative services previously provided by AGIFM to each Portfolio as its investment manager. PIMCO personnel have replaced AGIFM personnel as Porfolio officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of each Portfolio. Please see “Fees and Expenses” below for additional information.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

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Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolios is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. Certain Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Dividends and Distributions to Shareholders  Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends are declared daily and paid monthly on the last business day of the month. Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year. A Portfolio may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Portfolio’s net asset value. A Portfolio’s income and gain-generating strategies, including certain derivatives strategies, may generate current income for monthly distributions even in situations when the Portfolio has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Portfolio’s portfolio of investments, including derivatives. Consequently, shareholders may receive distributions and owe tax at a time when their investment in a Portfolio has declined in value, which tax may be at ordinary income rates. Also, the tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Portfolio pursuant to derivatives potentially could affect the amount, timing or character of Portfolio distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further,

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Notes to Financial Statements (Cont.)

the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income distribution and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or short sale transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. In accordance with investment company reporting requirements under U.S. GAAP, the Trust adopted the ASU for the fiscal year ended October 31, 2014. The ASU did not have an impact on the Portfolios’ financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively during interim or annual periods beginning after December 15, 2014. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes

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known to a Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Manager. The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager, PIMCO, the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. PIMCO monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust

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Notes to Financial Statements (Cont.)

cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each Series.

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(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts, commodity options and options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

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If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, PIMCO may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the investment advisor does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  Certain Portfolios may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Notes to Financial Statements (Cont.)

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities  Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at October 31, 2014 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Portfolios may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential

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mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Portfolios may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Portfolios may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a

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Notes to Financial Statements (Cont.)

Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Portfolios may enter into short sales transactions. A short sale is a transaction in which a Portfolio sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolios may use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  Certain Portfolios may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Portfolios may enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect

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correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Portfolios may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Portfolios may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Portfolio purchases an inflation-capped option, the Portfolio pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

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Notes to Financial Statements (Cont.)

Options on Exchange-Traded Futures Contracts  Certain Portfolios may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Portfolios may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Portfolios may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Portfolios may write or purchase foreign currency options. Purchasing foreign currency options gives a Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Portfolios may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Portfolios may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate

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(“variation margin”) on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery

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Notes to Financial Statements (Cont.)

values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swaps on corporate, sovereign or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolios may be subject to, please see the Important Information About the Portfolios.

Market Risks  A Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management.

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Notes to Financial Statements (Cont.)

A Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s conclusion of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Portfolio to lose value. If a Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The market values of securities may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

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Similar to credit risk, a Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which a Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose a Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolios by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to a Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. A Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolios are subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolios to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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Notes to Financial Statements (Cont.)

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolios and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolios and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to a Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolios and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  Effective at the close of business on September 5, 2014, the Trust entered into an Investment Advisory Agreement with the Manager (previously defined as the “Advisory Contract”) pursuant to which the Manager serves as the investment adviser to each

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Portfolio. The Manager does not receive investment advisory or other fees from the Portfolios or the Trust (although PIMCO may receive compensation under the Advisory Contract with respect to future series of the Trust). The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios. Prior to the close of business on September 5, 2014, AGIFM served as the investment adviser to each Portfolio. AGIFM did not receive investment advisory or other fees from the Portfolios or the Trust.

Each Portfolio is an integral part of one or more “wrap-fee” programs, including those sponsored by investment advisers and broker-dealers unaffiliated with the Portfolios, and unaffiliated with PIMCO or AGIFM. Participants in these programs pay a “wrap” fee to the sponsor of the program. PIMCO may receive, and prior to the close of business on September 5, 2014, AGIFM may have received, fees or other benefits from or through its relationships with the sponsors of such wrap-fee programs for which the Portfolios are an investment option.

(b) Supervisory and Administration Fee  Effective at the close of business on September 5, 2014, the Trust also entered into a Supervision and Administration Agreement with PIMCO (previously defined as the “Administration Agreement”), pursuant to which PIMCO also serves as administrator to the Portfolios (in this capacity, PIMCO is referred to as the “Administrator”). Under the Administration Agreement, the Administrator, at its expense, is required to procure most supervisory and administrative services required by the Portfolios including, but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, tax services, valuation services and other services required for the Portfolios’ daily operations. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear the expenses associated with these services at no charge to the Portfolios. In addition, PIMCO has entered into an expense limitation agreement with the Trust pursuant to which it has agreed to pay or reimburse certain other expenses of the Portfolios, as discussed in more detail below. The Administrator does not receive any administration or other fees from the Portfolios or the Trust for serving as administrator to the Portfolios (although the Administrator may receive compensation under the Administrator Agreement with respect to future series of the Trust).

Prior to the close of business on September 5, 2014, AGIFM served as the administrator to the Portfolios. AGIFM did not receive any administration or other fees from the Portfolios or the Trust for serving as administrator to the Portfolios.

(c) Distribution Fee  Effective at the close of business on September 5, 2014, the Trust entered into a Distribution Contract with Pacific Investments LLC (the “Distributor”), a wholly-owned subsidiary of PIMCO, pursuant to which the Distributor serves as the distributor and principal underwriter of the Portfolios’ shares. The Distributor does not receive any distribution or other fees from the Portfolios or the Trust for serving as the distributor and principal underwriter of the Portfolios’ shares (although the Distributor may receive compensation under the Distribution Contract with respect to future series of the Trust).

Prior to the close of business on September 5, 2014, Allianz Global Investors Distributors LLC (“AGID”) served as the distributor and principal underwriter of the Portfolios’ shares. AGID did not

ANNUAL REPORT	OCTOBER 31, 2014	121

Notes to Financial Statements (Cont.)

receive any distribution or other fees from the Portfolios or the Trust for serving as the distributor and principal underwriter of the Portfolios’ shares.

(d) Expense Limitation Agreement  Effective beginning at the close of business on September 5, 2014, the Manager has contractually agreed pursuant to an expense limitation agreement to bear the expenses of or make payments to each Portfolio to the extent that, for any calendar month, “Specified Expenses” of such Portfolio would exceed 0.00%. “Specified Expenses” of a Portfolio means expenses incurred by the Portfolio, including organizational and offering expenses and fees and expenses of the Trust’s Independent Trustees, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying Portfolios or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. This expense limitation agreement shall continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as the Manager serves as the investment adviser to the Portfolios pursuant to the Advisory Contract.

Prior to the close of business on September 5, 2014, AGIFM and/or its affiliates had agreed to waive all fees and pay or reimburse all expenses of the Portfolios, except extraordinary expenses and expenses incurred as a result of Portfolio investments, including any interest expense.

9. RELATED PARTY TRANSACTIONS

The Manager, Administrator, and Distributor are related parties. Fees payable, if any, to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended October 31, 2014, the Portfolios below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Portfolio Name	Purchases	Sales
Fixed Income SHares - Series C	$454,952	$1,813,463
Fixed Income SHares - Series M	3,009,770	321,214
Fixed Income SHares - Series TE	4,609	110

10. GUARANTEES AND INDEMNIFICATIONS

Under each Portfolio’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their

122	PIMCO MANAGED ACCOUNTS TRUST

October 31, 2014

duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended October 31, 2014, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
Fixed Income SHares - Series C	$1,176,955	$2,664,414	$1,331,878	$1,404,590
Fixed Income SHares - Series LD	774,731	743,495	24,589	11,437
Fixed Income SHares - Series M	24,825,417	26,278,092	1,798,379	1,142,262
Fixed Income SHares - Series R	223,562	258,136	98,477	81,888
Fixed Income SHares - Series TE	5,204	5,205	24,236	1,268

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Fixed Income SHares: Series LD sold and issued 300,000 shares of beneficial interest in the amount of $3,000,000 to the Manager on December 20, 2013. Changes in shares of beneficial interest are disclosed in the Statements of Changes in Net Assets. As of October 31, 2014, two shareholders each owned 10% or more of the Fixed Income SHares: Series LD’s outstanding shares comprising 44% of the Portfolio, and each of the two shareholders are related parties of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Manager.

13. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened by or against it.

ANNUAL REPORT	OCTOBER 31, 2014	123

Notes to Financial Statements (Cont.)

14. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Manager has reviewed the Portfolios’ tax positions for all open tax years. As of October 31, 2014, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. tax returns. While the statute of limitations remains open to examine the Portfolios’ U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of October 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book- to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Post- October Loss Deferral Capital (4)	Qualified Late-Year Loss Deferral Ordinary (5)
Series C	$30,493	$77,776	$(22,402)	$(282)	$—	$—	$—
Series LD	138	—	8	—	—	—	—
Series M	32,339	29,806	64,414	(19)	—	—	—
Series R	8,408	—	(22,471)	(1,227)	(6,372)	—	—
Series TE	—	—	1,880	—	(1,250)	—	—

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2013 through October 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2013 through October 31, 2014 and Ordinary losses realized during the period January 1, 2014 through October 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

124	PIMCO MANAGED ACCOUNTS TRUST

October 31, 2014

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of October 31, 2014, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
Series C	$—	$—
Series LD	—	—
Series M	—	—
Series R	—	6,372
Series TE	516	735

As of October 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes (in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
Series C	$2,641,299	$98,384	$(85,541)	$12,843
Series LD	13,141	72	(27)	45
Series M	3,255,636	101,325	(29,700)	71,625
Series R	363,824	1,904	(21,272)	(19,367)
Series TE	92,375	3,169	(159)	3,010

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

For the fiscal years ended October 31, 2014 and October 31, 2013, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	October 31, 2014				October 31, 2013
	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Tax-Exempt Income Distributions	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
Series C	$—	$211,513	$126,763	$—	$—	$252,691	$28,713	$—
Series LD	—	166	—	—	—	—	—	—
Series M	—	105,630	50,578	—	—	153,920	—	—
Series R	—	11,725	—	—	—	45,732	—	—
Series TE	2,097	8	—	—	870	33	—	—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	OCTOBER 31, 2014	125

Notes to Financial Statements (Cont.)

October 31, 2014

15. SUBSEQUENT EVENTS

In preparing these financial statements, the Portfolios’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On December 19, 2014, the following distributions were declared to shareholders payable December 19, 2014 to shareholders of record on December 18, 2014.

	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Series C	$0.21235	$0.36287
Series LD	0.1699	—
Series M	0.17205	0.14384
Series R	0.43582	—

There were no other subsequent events identified that require recognition or disclosure.

126	PIMCO MANAGED ACCOUNTS TRUST

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

PIMCO Managed Accounts Trust (formerly AllianzGI Managed Accounts Trust)

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows (for PIMCO Fixed Income SHares: Series LD, PIMCO Fixed Income SHares: Series M, and PIMCO Fixed Income SHares: Series R only) and the financial highlights present fairly, in all material respects, the financial position of PIMCO Fixed Income SHares: Series C, PIMCO Fixed Income SHares: Series LD, PIMCO Fixed Income SHares: Series M, PIMCO Fixed Income SHares: Series R, and PIMCO Fixed Income SHares: Series TE (constituting PIMCO Managed Accounts Trust, formerly AllianzGI Managed Accounts Trust, hereafter referred to as the “Portfolios”) at October 31, 2014, the results of their operations, the changes in each of their net assets, the cash flows (for PIMCO Fixed Income SHares: Series LD, PIMCO Fixed Income SHares: Series M, and PIMCO Fixed Income SHares: Series R only) and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

December 23, 2014

ANNUAL REPORT	OCTOBER 31, 2014	127

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RDR	RBC Dain Rausher, Inc.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
CFR	Credit Suisse Securities (Europe) Ltd.	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
DEU	Deutsche Bank Securities, Inc.	JPS	JPMorgan Securities, Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UBS	UBS Securities LLC
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.	WFS	Wells Fargo Securities, LLC

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MYR	Malaysian Ringgit
BRL	Brazilian Real	HUF	Hungarian Forint	NZD	New Zealand Dollar
CAD	Canadian Dollar	INR	Indian Rupee	PLN	Polish Zloty
DKK	Danish Krone	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso

Exchange Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets

Index Abbreviations:
CMBX	Commercial Mortgage-Backed Index	MCDX	Municipal Bond Credit Derivative Index	UKRPI	United Kingdom Retail Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
PSF	Public School Fund

Other Abbreviations:
BBR	Bank Bill Rate	JSC	Joint Stock Company	RMBS	Residential Mortgage-Backed Security
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	MBS	Mortgage-Backed Security	TBD	To Be Determined
CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration	YOY	Year-Over-Year
EURIBOR	Euro Interbank Offered Rate	OTC	Over the Counter

128	PIMCO MANAGED ACCOUNTS TRUST

Management of the Portfolios

(Unaudited)

The chart below identifies Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

The Trust’s Statement of Additional Information includes more information about the Trustees and Officers. To request a copy, call PIMCO at 800-927-4648 or visit the Funds’ website at pimco.com/FISH.

Trustees

Name, Year of Birth and Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Hans W. Kertess 1939 Chairman of the Board, Trustee	Trustee since 2005.	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.	89	None
Deborah A. DeCotis 1952 Trustee	Trustee since 2011.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2010); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Director, Helena Rubenstein Foundation (1997-2012).	89	None
Bradford K. Gallagher 1944 Trustee	Trustee since 2010.	Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Formerly, Chairman and Trustee, The Common Fund (2005-2014); and Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).	89	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).
James A. Jacobson 1945 Trustee	Trustee since 2010.	Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.	89	Trustee, Alpine Mutual Funds Complex consisting of 17 funds.
William B. Ogden, IV 1945 Trustee	Trustee since 2006.	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	89	None

ANNUAL REPORT	OCTOBER 31, 2014	129

Management of the Portfolios (Cont.)

Name, Year of Birth and Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Alan Rappaport 1953 Trustee	Trustee since 2010.	Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).	89	None
Interested Trustees
Craig A. Dawson* 1968 Trustee	Trustee since 2014.	Managing Director and Head of Strategic Business Management, PIMCO (since 2014). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, head of PIMCO’s Munich office and head of European product management for PIMCO.	25	None
John C. Maney** 1959 Trustee	Trustee since 2006.	Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).	89	None

*	Mr. Dawson is an “interested person” of the Trust, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

**	Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

130	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Peter G. Strelow[1] 1970	President; Principal Executive Officer	Since 2014	Managing Director, PIMCO. President and Principal Executive Officer, PIMCO-Sponsored Closed-End Funds. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust and PIMCO ETF Trust. President, PIMCO Equity Series and PIMCO Equity Series VIT.
Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Sponsored Closed-End Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.
Joshua D. Ratner 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Senior Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Sponsored Closed-End Funds. Vice President—Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Eric D. Johnson 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
William G. Galipeau[1] 1974	Treasurer, Principal Financial & Accounting Officer	Since 2014	Senior Vice President, PIMCO. Treasurer and Principal Financial & Accounting Officer, PIMCO-Sponsored Closed-End Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President, Fidelity Investments.
Erik C. Brown[1] 1967	Vice President	Since 2014	Senior Vice President, PIMCO. Vice President, PIMCO-Sponsored Closed-End Funds. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Stacie D. Anctil[1] 1969	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ryan Leshaw[1] 1980	Assistant Secretary	Since 2014	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Sponsored Closed-End Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

ANNUAL REPORT	OCTOBER 31, 2014	131

Shareholder Meeting Results

(Unaudited)

Special Shareholder Meeting Results:

PIMCO Managed Accounts Trust held a special meeting of shareholders on June 9, 2014. Shareholders voted as indicated below:

Proposal 1:    Approval of a new Investment Advisory Contract between the Trust, on behalf of each Portfolio, and PIMCO

	For	Against	Abstain
Fixed Income SHares: Series C	233,270,735	33,245	13,440
Fixed Income SHares: Series LD	609,405	0	0
Fixed Income SHares: Series M	259,492,006	28,645	0
Fixed Income SHares: Series R	22,605,603	0	23,948
Fixed Income SHares: Series TE	8,163,877	0	0

Proposal 2:    Election of Trustees

	Affirmative	Withheld Authority
Re-election of Hans W. Kertess	554,569,689	173,580
Election of Craig A. Dawson[1,2]	554,653,581	89,688
Election of Deborah A. DeCotis	554,573,596	169,673
Re-election of Bradford K. Gallagher	554,579,171	164,098
Re-election of James A. Jacobson	554,579,171	164,098
Re-election of John C. Maney[3]	554,569,689	173,580
Re-election of William B. Ogden, IV	554,569,689	173,580
Re-election of Alan Rappaport	554,569,689	173,580

[1]	Mr. Dawson is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with PIMCO and its affiliates.
[2]	The election of Mr. Dawson as a Trustee of the Trust became effective as of the close of business on September 5, 2014.
[3]	Mr. Maney is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with Allianz Asset Management of America L.P. and its affiliates.

132	PIMCO MANAGED ACCOUNTS TRUST

Changes to Boards of Trustees

(Unaudited)

Effective at the close of business on September 5, 2014, Craig A. Dawson became a Trustee of PIMCO Managed Accounts Trust.

ANNUAL REPORT	OCTOBER 31, 2014	133

Matters Relating to the Trustees’ Consideration of the Investment Advisory and Portfolio Management Agreements

As discussed in Notes 1 and 8 in the Notes to Financial Statements, an Investment Advisory Contract between the FISH Portfolios (each a “Portfolio,” and, collectively, the “Portfolios”) and PIMCO (the “New Agreement”) became effective at the close of business on September 5, 2014, and at that time PIMCO replaced AGIFM as the investment adviser of each Portfolio and ceased serving as each Portfolio’s sub-adviser. Prior thereto, each Portfolio had in place an Investment Advisory Contract with AGIFM (the “Advisory Agreements”) and Portfolio Management Agreement between AGIFM and PIMCO (the “Sub-Advisory Agreements,” and, together with the Advisory Agreements, the “Previous Agreements”), which terminated at the close of business on September 5, 2014. However, the terms of the Previous Agreements with respect to Fixed Income SHares: Series C, Fixed Income SHares: Series M, Fixed Income SHares: Series R and Fixed Income SHares: Series TE (each, a “Renewal Portfolio and, together, the “Renewal Portfolios”) would have terminated before the New Agreement took effect, and, therefore, the Trustees were asked to approve the continuance of the Previous Agreements with respect to the Renewal Portfolios for an additional term which would expire upon the effectiveness of the New Agreement or, in the event the New Agreement had not been approved by shareholders of each Portfolio, for an additional one-year period. The Investment Company Act of 1940, as amended, required that both the full Board of Trustees of each Portfolio (the “Board” or the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve each Previous Agreement. Accordingly, the Trustees met in person on June 23-24, 2014 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Previous Agreements with respect to the Renewal Portfolios. The Independent Trustees were assisted in their evaluation of the Previous Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Portfolio management during the contract review meeting.

In connection with their deliberations regarding the proposed continuation of the Previous Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees considered the nature, quality, and extent of the various investment management and other services performed by AGIFM and PIMCO under the Previous Agreements.

In connection with their contract review meeting, the Trustees relied upon materials provided by AGIFM and PIMCO for the Meeting or for prior meetings, which included, among other items: (i) information regarding the investment performance and management fees for other funds and accounts managed by PIMCO, including institutional and separate accounts, if available, with strategies that have similarities (but are not substantially similar) to those of the Renewal Portfolios, (ii) the estimated profitability to AGIFM and its affiliates from their relationship with the Renewal Portfolios for the one-year period ended December 31, 2013, (iii) descriptions of various functions performed by AGIFM, its affiliates and PIMCO for the Renewal Portfolios, such as portfolio management, compliance monitoring and portfolio trading practices, and (iv) information regarding the overall organization of AGIFM and PIMCO, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Renewal Portfolios.

The Trustees’ conclusions as to the continuation of the Previous Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of

134	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

any single factor. Some of the factors that figured particularly in their deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

In addition, it was noted that the Trustees considered matters bearing on the Renewal Portfolios and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

The Trustees also considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Renewal Portfolios; the ability of AGIFM and PIMCO to attract and retain capable personnel; and the capability of the senior management and staff of AGIFM and PIMCO. In addition, the Trustees reviewed the quality of AGIFM’s and PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Renewal Portfolios and conditions that might have affected AGIFM’s and PIMCO’s ability to provide high quality services to the Renewal Portfolios in the future under the Previous Agreements, including AGIFM’s and PIMCO’s financial condition and operational stability. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Renewal Portfolios given their investment objectives and policies, and that AGIFM and PIMCO would be able to continue to meet any reasonably foreseeable obligations under the applicable Previous Agreement.

The Trustees also considered the performance of the Renewal Portfolios as compared to the performance of other accounts managed by PIMCO, including composites of such accounts. The Trustees considered the fact that the Renewal Portfolios do not have investment objectives or policies that align closely with any particular account or fund managed by PIMCO, but that management had provided information for various mutual funds and other accounts managed by PIMCO with strategies that have similarities (but are not substantially similar) to those of the Portfolios. In the course of their deliberations, the Trustees took into account information provided by AGIFM at this Meeting and by PIMCO prior Board meetings, as well as information provided during investment review meetings conducted with portfolio management personnel during the course of the year regarding each Renewal Portfolio’s performance.

The Trustees also gave substantial consideration to the fact that, with respect to the Renewal Portfolios, no fees were payable to AGIFM or PIMCO under either of the Previous Agreements. The Trustees did consider, however, the amounts paid by the sponsors of the “wrap” programs to PIMCO and/or other AGIFM affiliates with respect to the Trust, as well as the fees “imputed” to AGIFM and PIMCO, for purposes of arriving at an estimate of profitability arising from AGIFM’s and its affiliates’ relationships with the Renewal Portfolios. The Trustees determined that such profitability did not appear to be excessive. Because the Renewal Portfolios do not pay fees directly, the Trustees did not place emphasis on the extent to which economies of scale would be realized due to potential growth of assets in the Renewal Portfolios or whether fee and expense levels reflect economies of scale for the Renewal Portfolios’ shareholders.

The Trustees considered the fact that AGIFM, PIMCO and their affiliates may benefit from their relationships with the sponsors of wrap programs for which the Portfolios are an investment option,

ANNUAL REPORT	OCTOBER 31, 2014	135

Matters Relating to the Trustees’ Consideration of the Investment Advisory and Portfolio Management Agreements (Cont.)	(Unaudited)

including the receipt by AGIFM, PIMCO and their affiliates of fees paid by the sponsor of the wrap program based on assets under management of the wrap program. The Trustees also took into account other so-called “fallout benefits” to AGIFM and PIMCO, such as reputational value derived from serving as investment adviser and portfolio manager to the Renewal Portfolios and the fact that AGIFM and/or PIMCO receive services from brokers who execute portfolio transactions for the Renewal Portfolios.

After reviewing these and other factors described herein, including that no fees were payable under the Previous Agreements, the Trustees concluded with respect to each Renewal Portfolio, within the context of their overall conclusions regarding the Previous Agreements and based on the information provided and related representations made by management, that they were satisfied with AGIFM’s and PIMCO’s responses and efforts relating to the investment performance of such Renewal Portfolio. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the nature, extent and quality of the services being provided by AGIFM and PIMCO to the Renewal Portfolios were reasonable, and that the continuation of the Previous Agreements was in the interests of each Renewal Portfolio and its shareholders, and should be approved.

136	PIMCO MANAGED ACCOUNTS TRUST

Privacy Policy

(Unaudited)

The Portfolios1 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios such as the Portfolios’ investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Portfolios do not disclose any non-public personal information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Portfolios or their affiliates may also retain non-affiliated companies to market Portfolio shares or products which use Portfolio shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Portfolios reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Portfolios believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Portfolios may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolios may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information

[1]

When distributing this Policy, a Portfolio may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Portfolios”).

ANNUAL REPORT	OCTOBER 31, 2014	137

Privacy Policy (Cont.)

(Unaudited)

about products and services that the Portfolios or their Adviser or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios may share may include, for example, a shareholder’s participation in the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Portfolios’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Portfolios or their service providers may use a variety of technologies to collect information that help the Portfolios and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Portfolios or their Service Affiliates may use third parties to place advertisements for the Portfolios on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Portfolios may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Effective as of September 5, 2014.

138	PIMCO MANAGED ACCOUNTS TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co.

225 Franklin Street

Boston, MA 02110

Transfer Agent

Boston Financial Data Service

330 W. 9th Street

Kansas City, MO 64105

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PIMCO Managed Accounts Trust. PIMCO FISH Series C, PIMCO FISH Series LD, PIMCO FISH Series M, PIMCO FISH Series R and PIMCO FISH Series TE.

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To get future shareholder reports online and to eliminate mailings, go to: pimco.com/edelivery

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FISH3001AR_103114

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	October 31, 2014	$ 172,663
	October 31, 2013	$ 224,350

(b)	Fiscal Year Ended	Audit-Related Fees
	October 31, 2014	$ —
	October 31, 2013	$ —

(c)	Fiscal Year Ended	Tax Fees
	October 31, 2014	$ 70,920
	October 31, 2013	$ 54,440

(d)	Fiscal Year Ended	All Other Fees(1)
	October 31, 2014	$ —
	October 31, 2013	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports, attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1)There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

Aggregate Non-Audit Fees Billed to Entity

Entity	October 31, 2014
PIMCO Managed Accounts Trust	$ 70,920
Pacific Investment Management Company LLC (“PIMCO”)	6,692,504
Allianz Global Investors Fund Management LLC	137,840

Total	$ 6,901,264

The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the fiscal period ended October 31, 2013 was $7,490,693.

h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring preapproval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Managed Accounts Trust

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date:	December 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date:	December 29, 2014

By:	/s/ WILLIAM G. GALIPEAU
William G. Galipeau
Treasurer, Principal Financial & Accounting Officer

Date:	December 29, 2014